UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	OCTOBER 31, 2014

All Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	11.50%	15.99%	12.27%	11.60%	11/25/83
Russell 3000 Growth Index	—	16.39%	17.51%	9.08%	10.01%(1)	—
Institutional Class	ACAJX	11.71%	—	—	19.67%	9/30/11
A Class	ACAQX					9/30/11
No sales charge*		11.22%	—	—	19.15%
With sales charge*		4.83%	—	—	16.89%
C Class	ACAHX	10.40%	—	—	18.25%	9/30/11
R Class	ACAWX	10.93%	—	—	18.84%	9/30/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since November 30, 1983, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $31,843

Russell 3000 Growth Index — $23,863

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: David Hollond, Michael Orndorff, and Marcus Scott

Performance Summary

All Cap Growth returned 11.50%* for the 12 months ended October 31, 2014, lagging the 16.39% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 3000 Growth Index, all sectors posted positive returns on a total-return basis. Health care was the top-performing sector, gaining more than 33%. Information technology also performed well and outpaced the benchmark average. Energy was the weakest sector, posting only a modest gain. Telecommunication services and consumer discretionary stocks registered single-digit returns as well.

All Cap Growth received positive contributions from most sectors, with information technology the top contributor. Energy was the only sector to post negative absolute returns. Stock decisions in the consumer discretionary, consumer staples, and health care sectors were key performance detractors relative to the Russell index. Stock selection in the financials sector aided results versus the benchmark.

Consumer Stocks Led Detractors

Stock choices in the consumer discretionary and consumer staples sectors detracted from relative results. Specialty-flooring retailer Lumber Liquidators failed to rebound from lower-than-expected first-quarter same-store sales caused by severe winter weather. The company also reported a shortage in hardwood flooring inventory. The stock was eliminated from the portfolio. The apparel and home goods company TJX also announced softer-than-expected same-store sales as a result of last year’s harsh winter weather. Twenty-First Century Fox detracted. The entertainment and media giant has been doing well at the box office but headwinds include its continued investment in cable television and slowing advertisement spending, which has affected media companies generally. We sold out of our position in Whole Foods Market, whose margins will likely be constrained by its price-reduction strategy as it seeks a larger market share in an increasingly competitive space.

The health care sector also detracted versus the benchmark, largely due to positioning in the pharmaceuticals industry, where we did not own several strong performers that are components of the benchmark.

LinkedIn was a major individual relative detractor. The social media employment site has seen some deceleration of growth in its user base and provided weaker-than-expected guidance for 2014. We believe that there is room for growth, however, as the company has no competition, a large, traditional job search market to disrupt, new product opportunities, and expansion potential.

Not owning Microsoft detracted from results as the company is generating market excitement over its new CEO’s plans to cut costs. Lighter-than-benchmark exposure to Apple hampered performance as the stock rose strongly on anticipation of and release of new products.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financials Stocks Aided Results

The fund benefited from positioning in the financials sector, primarily among capital markets firms. Morgan Stanley was a key contributor in the sector, helped by strong merger and acquisition and IPO markets. The company reported higher margins from its wealth management business following its buyout of Smith Barney. Avoiding some weaker capital markets names was also positive.

In the information technology sector, Electronic Arts was a key contributor. The video game maker reported better-than-expected revenues and earnings and is well positioned to benefit from next-generation game consoles like Xbox One, which is creating increased demand for games that can use the new technology.
Although stock decisions among health care stocks generally detracted, Gilead Sciences was a significant relative contributor. The stock appreciated on better-than-expected earnings, resulting from strong sales of the biotechnology company’s hepatitis C drug, Sovaldi. Gilead reported positive phase III trial results for TAF, a drug that would be used in the company’s HIV blends. The fund’s holding of Canadian Pacific Railway, which is not in the index, was another key contributor. Canadian Pacific’s new CEO has significantly improved margins through a more efficient network, which has also allowed the firm to pursue shareholder-friendly uses of its cash, such as repurchasing stock.

Outlook

All Cap Growth’s investment process focuses on companies of all capitalization sizes with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of October 31, 2014, the largest overweight was in health care, while the largest underweights were in materials and telecommunication services. Current investment themes include stocks of companies benefiting from the Affordable Care Act, which has given a lift to health care providers. We are also finding opportunities in companies that benefit from the secular shift toward natural and organic foods.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Google, Inc.*	5.3%
Apple, Inc.	5.2%
Electronic Arts, Inc.	4.1%
Gilead Sciences, Inc.	3.5%
Comcast Corp., Class A	3.3%
Alliance Data Systems Corp.	2.7%
Schlumberger Ltd.	2.6%
Facebook, Inc., Class A	2.5%
Twenty-First Century Fox, Inc.	2.4%
Actavis plc	2.3%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Internet Software and Services	9.0%
Media	6.8%
Software	6.5%
Biotechnology	6.5%
Technology Hardware, Storage and Peripherals	5.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,100.90	$5.30	1.00%
Institutional Class	$1,000	$1,101.90	$4.24	0.80%
A Class	$1,000	$1,099.60	$6.62	1.25%
C Class	$1,000	$1,095.50	$10.56	2.00%
R Class	$1,000	$1,098.00	$7.93	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 0.8%
Esterline Technologies Corp.(1)	78,692	$9,215,620
Air Freight and Logistics — 1.2%
FedEx Corp.	76,417	12,792,206
Airlines — 1.1%
American Airlines Group, Inc.	77,545	3,206,486
Spirit Airlines, Inc.(1)	123,646	9,039,759
		12,246,245
Banks — 1.8%
Bank of America Corp.	349,377	5,995,309
East West Bancorp, Inc.	121,527	4,467,333
SVB Financial Group(1)	79,649	8,919,891
		19,382,533
Beverages — 2.4%
Brown-Forman Corp., Class B	82,457	7,641,290
Constellation Brands, Inc., Class A(1)	203,671	18,644,044
		26,285,334
Biotechnology — 6.5%
Alexion Pharmaceuticals, Inc.(1)	55,096	10,543,171
Biogen Idec, Inc.(1)	42,100	13,517,468
Gilead Sciences, Inc.(1)	344,029	38,531,248
Regeneron Pharmaceuticals, Inc.(1)	21,970	8,650,028
		71,241,915
Building Products — 0.3%
Fortune Brands Home & Security, Inc.	76,955	3,328,304
Capital Markets — 2.2%
Charles Schwab Corp. (The)	354,400	10,160,648
Morgan Stanley	409,445	14,310,103
		24,470,751
Chemicals — 2.0%
Monsanto Co.	192,643	22,161,651
Communications Equipment — 1.4%
Palo Alto Networks, Inc.(1)	28,997	3,064,983
QUALCOMM, Inc.	162,613	12,766,747
		15,831,730
Construction and Engineering — 0.5%
Quanta Services, Inc.(1)	156,888	5,346,743
Consumer Finance — 0.9%
Discover Financial Services	153,880	9,814,466
Distributors — 1.3%
LKQ Corp.(1)	501,463	14,326,798
Electrical Equipment — 0.6%
Acuity Brands, Inc.	43,779	6,104,106
Electronic Equipment, Instruments and Components — 0.3%
TE Connectivity Ltd.	53,441	3,266,848

10

	Shares	Value
Energy Equipment and Services — 4.9%
Halliburton Co.	431,865	$23,813,036
Schlumberger Ltd.	285,788	28,195,844
Weatherford International plc(1)	147,602	2,423,625
		54,432,505
Food and Staples Retailing — 2.6%
Costco Wholesale Corp.	185,133	24,691,188
United Natural Foods, Inc.(1)	60,290	4,100,926
		28,792,114
Food Products — 3.7%
Hain Celestial Group, Inc. (The)(1)	91,166	9,868,719
Hershey Co. (The)	87,436	8,385,987
Mondelez International, Inc., Class A	625,030	22,038,558
		40,293,264
Health Care Equipment and Supplies — 2.5%
Intuitive Surgical, Inc.(1)	10,490	5,200,942
Teleflex, Inc.	200,387	22,868,164
		28,069,106
Health Care Providers and Services — 3.5%
AmerisourceBergen Corp.	113,862	9,724,953
HCA Holdings, Inc.(1)	92,209	6,459,240
McKesson Corp.	69,400	14,116,654
Team Health Holdings, Inc.(1)	125,762	7,865,156
		38,166,003
Hotels, Restaurants and Leisure — 2.2%
Chipotle Mexican Grill, Inc.(1)	13,454	8,583,652
Panera Bread Co., Class A(1)	32,228	5,209,334
Starbucks Corp.	144,810	10,941,844
		24,734,830
Household Durables — 0.5%
Harman International Industries, Inc.	34,447	3,697,541
Mohawk Industries, Inc.(1)	15,004	2,131,168
		5,828,709
Household Products — 0.7%
Procter & Gamble Co. (The)	81,700	7,129,959
Internet and Catalog Retail — 2.1%
Priceline Group, Inc. (The)(1)	12,098	14,592,729
TripAdvisor, Inc.(1)	101,667	9,013,796
		23,606,525
Internet Software and Services — 9.0%
Alibaba Group Holding Ltd. ADR(1)	26,591	2,621,872
CoStar Group, Inc.(1)	59,548	9,592,587
Facebook, Inc., Class A(1)	372,030	27,898,530
Google, Inc., Class A(1)	51,387	29,181,136
Google, Inc., Class C(1)	51,387	28,729,444
LinkedIn Corp., Class A(1)	7,176	1,643,017
		99,666,586
IT Services — 4.5%
Alliance Data Systems Corp.(1)	104,118	29,501,835
MasterCard, Inc., Class A	246,117	20,612,299
		50,114,134

11

	Shares	Value
Leisure Products — 0.6%
Polaris Industries, Inc.	43,400	$6,547,324
Machinery — 3.3%
Flowserve Corp.	231,330	15,728,127
Ingersoll-Rand plc	135,009	8,454,263
Middleby Corp.(1)	141,000	12,478,500
		36,660,890
Media — 6.8%
Comcast Corp., Class A	667,100	36,923,985
Time Warner, Inc.	144,508	11,484,051
Twenty-First Century Fox, Inc.	770,382	26,562,771
		74,970,807
Oil, Gas and Consumable Fuels — 0.5%
Antero Resources Corp.(1)	97,920	5,134,925
Pharmaceuticals — 4.2%
Actavis plc(1)	102,523	24,886,433
Johnson & Johnson	95,627	10,306,678
Zoetis, Inc.	303,383	11,273,712
		46,466,823
Professional Services — 0.8%
Nielsen NV	203,416	8,643,146
Real Estate Management and Development — 0.4%
Jones Lang LaSalle, Inc.	28,507	3,854,432
Road and Rail — 3.5%
Canadian Pacific Railway Ltd., New York Shares	108,317	22,495,275
Kansas City Southern	94,465	11,599,357
Norfolk Southern Corp.	44,700	4,945,608
		39,040,240
Semiconductors and Semiconductor Equipment — 1.2%
Avago Technologies Ltd.	82,700	7,132,875
NXP Semiconductor NV(1)	82,037	5,632,660
		12,765,535
Software — 6.5%
Adobe Systems, Inc.(1)	116,309	8,155,587
Electronic Arts, Inc.(1)	1,093,407	44,796,885
Intuit, Inc.	103,725	9,128,837
Salesforce.com, Inc.(1)	147,940	9,466,681
		71,547,990
Specialty Retail — 4.2%
Home Depot, Inc. (The)	153,022	14,922,706
Lowe's Cos., Inc.	385,787	22,067,016
Signet Jewelers Ltd.	51,998	6,240,280
TJX Cos., Inc. (The)	50,531	3,199,623
		46,429,625
Technology Hardware, Storage and Peripherals — 5.2%
Apple, Inc.	533,873	57,658,284
Textiles, Apparel and Luxury Goods — 0.6%
Kate Spade & Co.(1)	102,662	2,785,220
NIKE, Inc., Class B	35,928	3,340,226
		6,125,446

12

	Shares	Value
Tobacco — 0.5%
Philip Morris International, Inc.	60,140	$5,353,061
Wireless Telecommunication Services — 1.1%
SBA Communications Corp., Class A(1)	109,872	12,341,922
TOTAL COMMON STOCKS (Cost $771,857,201)		1,090,189,435
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $1,913,148), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $1,875,932)		1,875,921
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $765,418), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $750,371)		750,368
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $1,532,299), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $1,500,741)		1,500,737
SSgA U.S. Government Money Market Fund, Class N	4,127,970	4,127,970
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,254,996)		8,254,996
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $780,112,197)		1,098,444,431
OTHER ASSETS AND LIABILITIES — 0.4%		4,208,093
TOTAL NET ASSETS — 100.0%		$1,102,652,524

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,839,677	CAD	22,262,102	JPMorgan Chase Bank N.A.	11/28/14	$99,250

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $780,112,197)	$1,098,444,431
Foreign currency holdings, at value (cost of $69,060)	66,516
Receivable for investments sold	8,573,512
Receivable for capital shares sold	112,101
Unrealized appreciation on forward foreign currency exchange contracts	99,250
Dividends and interest receivable	254,028
1,107,549,838

Liabilities
Payable for investments purchased	3,597,348
Payable for capital shares redeemed	398,484
Accrued management fees	892,666
Distribution and service fees payable	8,816
4,897,314

Net Assets	$1,102,652,524

Net Assets Consist of:
Capital (par value and paid-in surplus)	$633,432,184
Accumulated net investment loss	(1,702,952)
Undistributed net realized gain	152,494,352
Net unrealized appreciation	318,428,940
$1,102,652,524

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,079,950,335	31,113,697	$34.71
Institutional Class, $0.01 Par Value	$190,672	5,460	$34.92
A Class, $0.01 Par Value	$8,837,029	256,613	$34.44*
C Class, $0.01 Par Value	$3,931,690	116,945	$33.62
R Class, $0.01 Par Value	$9,742,798	285,189	$34.16
*Maximum offering price $36.54 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $43,693)	$8,933,961
Interest	843
8,934,804

Expenses:
Management fees	10,908,205
Distribution and service fees:
A Class	22,735
C Class	36,395
R Class	38,954
Directors' fees and expenses	15,580
11,021,869

Net investment income (loss)	(2,087,065)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	162,533,177
Foreign currency transactions	414,924
162,948,101

Change in net unrealized appreciation (depreciation) on:
Investments	(42,213,669)
Translation of assets and liabilities in foreign currencies	(2,385)
(42,216,054)

Net realized and unrealized gain (loss)	120,732,047

Net Increase (Decrease) in Net Assets Resulting from Operations	$118,644,982

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$(2,087,065)	$3,764,116
Net realized gain (loss)	162,948,101	146,001,955
Change in net unrealized appreciation (depreciation)	(42,216,054)	86,441,524
Net increase (decrease) in net assets resulting from operations	118,644,982	236,207,595

Distributions to Shareholders
From net investment income:
Investor Class	—	(2,987,737)
Institutional Class	—	(460)
A Class	—	(23,405)
C Class	—	(653)
R Class	—	(2,856)
From net realized gains:
Investor Class	(135,254,248)	(64,330,394)
Institutional Class	(13,915)	(8,390)
A Class	(1,123,968)	(650,947)
C Class	(454,606)	(145,569)
R Class	(827,562)	(112,134)
Decrease in net assets from distributions	(137,674,299)	(68,262,545)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,307,155	(44,384,524)

Net increase (decrease) in net assets	3,277,838	123,560,526

Net Assets
Beginning of period	1,099,374,686	975,814,160
End of period	$1,102,652,524	$1,099,374,686

Accumulated net investment loss	$(1,702,952)	$(97,550)

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

17

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

18

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $606,124,724 and $731,146,406, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,162,515	$38,387,186	1,333,460	$41,078,263
Issued in reinvestment of distributions	4,246,173	132,055,972	2,273,872	65,874,089
Redeemed	(4,648,558)	(153,313,983)	(4,842,756)	(151,874,064)
	760,130	17,129,175	(1,235,424)	(44,921,712)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	2,427	80,496	3,302	101,354
Issued in reinvestment of distributions	446	13,915	305	8,850
Redeemed	(485)	(16,142)	(2,550)	(81,844)
	2,388	78,269	1,057	28,360
A Class/Shares Authorized	25,000,000		25,000,000
Sold	132,615	4,368,596	150,961	4,648,002
Issued in reinvestment of distributions	36,351	1,123,968	22,308	644,487
Redeemed	(152,490)	(4,957,707)	(306,496)	(10,032,622)
	16,476	534,857	(133,227)	(4,740,133)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	39,397	1,268,756	38,907	1,224,286
Issued in reinvestment of distributions	14,564	442,613	4,234	121,389
Redeemed	(31,993)	(1,022,084)	(14,351)	(451,908)
	21,968	689,285	28,790	893,767
R Class/Shares Authorized	25,000,000		25,000,000
Sold	169,022	5,520,467	156,475	4,980,335
Issued in reinvestment of distributions	26,921	827,562	3,990	114,990
Redeemed	(75,880)	(2,472,460)	(23,884)	(740,131)
	120,063	3,875,569	136,581	4,355,194
Net increase (decrease)	921,025	$22,307,155	(1,202,223)	$(44,384,524)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,090,189,435	—	—
Temporary Cash Investments	4,127,970	$4,127,026	—
	$1,094,317,405	$4,127,026	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$99,250	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $13,054,506.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $99,250 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $422,970 in net realized gain (loss) on foreign currency transactions and $1,700 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$12,321,590	$3,015,111
Long-term capital gains	$125,352,709	$65,247,434

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$780,170,156
Gross tax appreciation of investments	$321,854,256
Gross tax depreciation of investments	(3,579,981)
Net tax appreciation (depreciation) of investments	318,274,275
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,544)
Net tax appreciation (depreciation)	$318,271,731
Undistributed ordinary income	—
Accumulated long-term gains	$152,552,311
Late-year ordinary loss deferral	$(1,603,702)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$35.63	(0.06)	3.64	3.58	—	(4.50)	(4.50)	$34.71	11.50%	1.00%	(0.18)%	56%	$1,079,950
2013	$30.44	0.12	7.22	7.34	(0.10)	(2.05)	(2.15)	$35.63	25.72%	1.00%	0.38%	60%	$1,081,599
2012	$28.06	0.01	3.08	3.09	—	(0.71)	(0.71)	$30.44	11.40%	1.00%	0.04%	55%	$961,562
2011	$26.07	(0.02)	2.01	1.99	—	—	—	$28.06	7.63%	1.00%	(0.08)%	75%	$935,751
2010	$20.86	(0.05)	5.26	5.21	—	—	—	$26.07	24.98%	1.01%	(0.22)%	88%	$959,447
Institutional Class
2014	$35.76	—(3)	3.66	3.66	—	(4.50)	(4.50)	$34.92	11.71%	0.80%	0.02%	56%	$191
2013	$30.50	0.16	7.26	7.42	(0.11)	(2.05)	(2.16)	$35.76	25.98%	0.80%	0.58%	60%	$110
2012	$28.06	0.09	3.06	3.15	—	(0.71)	(0.71)	$30.50	11.62%	0.80%	0.24%	55%	$61
2011(4)	$25.32	(0.01)	2.75	2.74	—	—	—	$28.06	10.82%	0.80%(5)	(0.28)%(5)	75%(6)	$28
A Class
2014	$35.47	(0.14)	3.61	3.47	—	(4.50)	(4.50)	$34.44	11.22%	1.25%	(0.43)%	56%	$8,837
2013	$30.36	0.04	7.19	7.23	(0.07)	(2.05)	(2.12)	$35.47	25.42%	1.25%	0.13%	60%	$8,517
2012	$28.05	(0.02)	3.04	3.02	—	(0.71)	(0.71)	$30.36	11.15%	1.25%	(0.21)%	55%	$11,334
2011(4)	$25.32	(0.02)	2.75	2.73	—	—	—	$28.05	10.78%	1.25%(5)	(0.73)%(5)	75%(6)	$28

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$34.96	(0.38)	3.54	3.16	—	(4.50)	(4.50)	$33.62	10.40%	2.00%	(1.18)%	56%	$3,932
2013	$30.11	(0.20)	7.11	6.91	(0.01)	(2.05)	(2.06)	$34.96	24.45%	2.00%	(0.62)%	60%	$3,321
2012	$28.03	(0.25)	3.04	2.79	—	(0.71)	(0.71)	$30.11	10.32%	2.00%	(0.96)%	55%	$1,993
2011(4)	$25.32	(0.03)	2.74	2.71	—	—	—	$28.03	10.70%	2.00%(5)	(1.48)%(5)	75%(6)	$28
R Class
2014	$35.30	(0.22)	3.58	3.36	—	(4.50)	(4.50)	$34.16	10.93%	1.50%	(0.68)%	56%	$9,743
2013	$30.27	(0.09)	7.22	7.13	(0.05)	(2.05)	(2.10)	$35.30	25.12%	1.50%	(0.12)%	60%	$5,828
2012	$28.04	(0.08)	3.02	2.94	—	(0.71)	(0.71)	$30.27	10.86%	1.50%	(0.46)%	55%	$864
2011(4)	$25.32	(0.02)	2.74	2.72	—	—	—	$28.04	10.74%	1.50%(5)	(0.98)%(5)	75%(6)	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	September 30, 2011 (commencement of sale) through October 31, 2011.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2011.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

25

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

30

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

31

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to its analysis.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $10,871,152, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,321,590 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $135,863,054, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

The fund utilized earnings and profits of $10,510,345 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84002 1412

ANNUAL REPORT	OCTOBER 31, 2014

Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	10.76%	11.58%	6.91%	8.25%	10/20/88
Blended Index(1)	—	11.93%	11.81%	7.05%	9.16%(2)	—
S&P 500 Index	—	17.27%	16.68%	8.20%	10.31%(2)	—
Barclays U.S. Aggregate Bond Index	—	4.14%	4.22%	4.63%	6.71%(2)	—
Institutional Class	ABINX	10.98%	11.79%	7.13%	5.22%	5/1/00

(1)
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since October 31, 1988, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $19,521

Blended Index — $19,773

S&P 500 Index — $22,001

Barclays U.S. Aggregate Bond Index — $15,734

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.91%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 10.76%* for the fiscal year ended October 31, 2014. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 11.93%. The equity portion of Balanced underperformed the 17.27% return of the S&P 500 Index, while the fixed-income component outperformed the 4.14% return of the Barclays U.S. Aggregate Bond Index.

Financials Stocks Leading Equity Detractors

Stock selection in the financials sector was a main driver of underperformance, particularly in thrifts and mortgage finance companies and capital markets holdings. Security selection and positioning in the banking industry also weighed on results. Leading underperformers included a portfolio-only position in mortgage service provider Ocwen Financial Corporation, which fell steeply in light of possible legal action by a group of investors as well as a New York State investigation into conflicts of interest. The holding was sold due to its uncertain future. A portfolio-only position in investment management company Waddell & Reed Financial, which declined despite repeatedly beating quarterly earnings expectations on concerns over expense management and insider selling, hampered results. In spite of the recent investor skittishness surrounding the stock, we find the holding compelling given its very attractive valuation and quality insights.

Overweight positions, relative to the benchmark, in a number of retailers in the consumer discretionary sector also detracted from results. Video game retailer GameStop underperformed due to sluggish sales during the 2013 holiday season. Despite difficulty seen early in the reporting period, the holding appears attractive on strong valuation and quality factors. The fund’s position in office products superstore Staples, which fell on disappointing revenues and profits and an announcement of 225 store closings, was detrimental. Retail giant Target lagged in the wake of news about a security breach in its credit card payment system, as well as greater-than-expected cost increases associated with expansion. Both retailers were liquidated from the fund. Elsewhere in the sector, casino game equipment maker International Game Technology fell on disappointing earnings stemming from declining slot machine sales and we ultimately exited our position in the holding.

Positive contribution to results came from stock selection in the industrials, consumer staples, and energy sectors. Airline holdings, such as Southwest Airlines, were particularly beneficial. The company’s stock soared on strong revenues and earnings driven by rising traffic and declining oil prices. Among consumer staples, several poultry processors in the food products industry bolstered the fund’s gains, including an overweight position in Tyson Foods, which advanced on higher demand for poultry products and on general industry consolidation. Elsewhere in the sector, security selection in household products and beverage manufacturers also drove relative gains although no single position was a leading portfolio contributor.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Energy sector holdings were also top relative performers. Drilling and rig services provider Nabors Industries rose on solid earnings and merger news during the first half of the period. Benefiting from an improving economic landscape, demand for refinery services, and rising oil prices early in the period, oil refiner Marathon Petroleum also contributed to gains. Given substantial appreciation in both stocks we opted to lock in gains and exited the positions.

Elsewhere in the fund, leading individual contributors included a portfolio-only position in apparel manufacturer Hanesbrands, whose earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher. We sold out of the holding after substantial appreciation caused its valuation insights to become less attractive. Likewise, an underweight position in online retailer Amazon.com benefited the fund as concerns about the company’s profitability amid rising capital expenditures and falling margins pushed the stock price down. The position was liquidated by period-end.

Fixed-Income Portfolio Advanced

We continued to underweight, relative to the benchmark, Treasuries and government agencies in favor of spread (non-Treasury) sectors, including corporate credit and securitized sectors, throughout the 12-month period. Within the corporate allocation, security selection, combined with small, out-of-benchmark positions in high-yield securities, contributed strongly to the portfolio’s performance. Similarly, the overweight allocation and security selection within the securitized sector contributed favorably to results. In particular, our selections among traditional pass-through mortgage-backed securities, structured mortgage securities, and asset-backed securities contributed to performance.

Anticipating a gradual increase in U.S. interest rates, stemming from improving economic data and the Federal Reserve’s winding down of quantitative easing, we shortened the portfolio’s overall duration stance relative to the benchmark. This contributed favorably to performance early in the 12-month period, but the strategy detracted from results during 2014, as interest rates generally declined.

Outlook

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course into 2015. Recent economic indicators such as improvements in consumer confidence and rising corporate profits and revenues point to a sustainable rebound, and economic growth is likely to further benefit from the ongoing recovery in the labor and housing markets. We expect interest rates and inflation to remain at current historically low levels in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, we believe that our disciplined, objective, and systematic investment strategy, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility and we adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

OCTOBER 31, 2014
Top Ten Common Stocks	% of net assets
Apple, Inc.	2.1%
Microsoft Corp.	1.7%
Johnson & Johnson	1.5%
Intel Corp.	1.1%
Exxon Mobil Corp.	1.1%
Pfizer, Inc.	1.1%
Gilead Sciences, Inc.	1.0%
Merck & Co., Inc.	1.0%
Amgen, Inc.	1.0%
Oracle Corp.	0.9%

Top Five Common Stocks Industries	% of net assets
Pharmaceuticals	4.5%
Oil, Gas and Consumable Fuels	3.7%
Technology Hardware, Storage and Peripherals	3.4%
Software	3.3%
Biotechnology	3.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	59.8%
Corporate Bonds	11.1%
U.S. Treasury Securities	10.9%
U.S. Government Agency Mortgage-Backed Securities	10.7%
Collateralized Mortgage Obligations	2.4%
Commercial Mortgage-Backed Securities	2.2%
Asset-Backed Securities	1.3%
Sovereign Governments and Agencies	0.6%
Municipal Securities	0.4%
U.S. Government Agency Securities	0.1%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.7)%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.8 years
Average Duration (effective)	5.1 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,045.70	$4.64	0.90%
Institutional Class	$1,000	$1,046.80	$3.61	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
Institutional Class	$1,000	$1,021.68	$3.57	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2014

	Shares/Principal Amount	Value
COMMON STOCKS — 59.8%
Aerospace and Defense — 2.8%
Boeing Co. (The)	29,391	$3,671,230
Honeywell International, Inc.	61,982	5,957,710
Lockheed Martin Corp.	31,771	6,054,599
Northrop Grumman Corp.	7,535	1,039,529
Raytheon Co.	54,895	5,702,492
United Technologies Corp.	19,169	2,051,083
		24,476,643
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	58,894	6,178,570
Airlines — 0.5%
Southwest Airlines Co.	135,372	4,667,627
Auto Components — 0.4%
Magna International, Inc.	37,276	3,679,514
Banks — 2.1%
Bank of America Corp.	278,079	4,771,835
Citigroup, Inc.	7,360	393,981
JPMorgan Chase & Co.	98,827	5,977,057
SunTrust Banks, Inc.	87,149	3,411,012
Wells Fargo & Co.	59,091	3,137,141
		17,691,026
Beverages — 0.7%
Coca-Cola Co. (The)	9,727	407,367
Dr Pepper Snapple Group, Inc.	75,164	5,205,107
PepsiCo, Inc.	712	68,473
		5,680,947
Biotechnology — 3.3%
Amgen, Inc.	53,273	8,639,815
Biogen Idec, Inc.(1)	19,460	6,248,217
Celgene Corp.(1)	39,693	4,250,723
Gilead Sciences, Inc.(1)	78,006	8,736,672
United Therapeutics Corp.(1)	2,548	333,712
		28,209,139
Capital Markets — 0.9%
Franklin Resources, Inc.	68,822	3,827,191
T. Rowe Price Group, Inc.	11,285	926,386
Waddell & Reed Financial, Inc., Class A	68,595	3,274,725
		8,028,302
Chemicals — 2.4%
Albemarle Corp.	19,164	1,118,794

	Shares/Principal Amount	Value
Ashland, Inc.	36,447	$3,938,827
Cabot Corp.	54,813	2,544,968
Dow Chemical Co. (The)	122,226	6,037,964
E.I. du Pont de Nemours & Co.	8,624	596,350
Eastman Chemical Co.	47,138	3,807,808
International Flavors & Fragrances, Inc.	7,867	780,013
Olin Corp.	25,092	608,230
PPG Industries, Inc.	6,839	1,393,036
		20,825,990
Commercial Services and Supplies — 0.1%
Pitney Bowes, Inc.	44,521	1,101,450
Communications Equipment — 1.8%
Cisco Systems, Inc.	311,909	7,632,413
QUALCOMM, Inc.	99,080	7,778,771
		15,411,184
Consumer Finance — 0.5%
Cash America International, Inc.	82,474	4,053,597
Containers and Packaging — 0.8%
Ball Corp.	64,605	4,162,500
Sonoco Products Co.	70,451	2,879,332
		7,041,832
Diversified Consumer Services — 0.5%
H&R Block, Inc.	132,923	4,294,742
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	19,198	2,690,792
Voya Financial, Inc.	104,685	4,108,886
		6,799,678
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	40,589	1,414,121
Verizon Communications, Inc.	40,301	2,025,125
		3,439,246
Electric Utilities — 0.3%
Entergy Corp.	29,154	2,449,519
Electrical Equipment — 0.7%
Emerson Electric Co.	71,342	4,570,168
Rockwell Automation, Inc.	9,873	1,109,232
		5,679,400
Electronic Equipment, Instruments and Components — 0.4%
TE Connectivity Ltd.	56,012	3,424,014
Energy Equipment and Services — 1.8%
Baker Hughes, Inc.	83,537	4,424,119
National Oilwell Varco, Inc.	50,339	3,656,625
Schlumberger Ltd.	75,754	7,473,890
		15,554,634

	Shares/Principal Amount	Value
Food Products — 2.5%
Archer-Daniels-Midland Co.	115,838	$5,444,386
Bunge Ltd.	42,570	3,773,830
Ingredion, Inc.	35,586	2,749,019
Kellogg Co.	68,984	4,412,217
Pilgrim's Pride Corp.(1)	92,281	2,621,703
Sanderson Farms, Inc.	19,746	1,658,269
Tyson Foods, Inc., Class A	17,451	704,148
		21,363,572
Gas Utilities — 0.1%
New Jersey Resources Corp.	17,516	1,024,336
Health Care Equipment and Supplies — 1.9%
Becton Dickinson and Co.	38,977	5,016,340
C.R. Bard, Inc.	7,215	1,183,044
Medtronic, Inc.	90,608	6,175,841
St. Jude Medical, Inc.	61,806	3,966,091
		16,341,316
Health Care Providers and Services — 0.6%
Cardinal Health, Inc.	60,359	4,736,974
Hotels, Restaurants and Leisure — 0.9%
Las Vegas Sands Corp.	40,636	2,529,998
Royal Caribbean Cruises Ltd.	48,124	3,270,988
SeaWorld Entertainment, Inc.	37,439	720,326
Wyndham Worldwide Corp.	20,089	1,560,313
		8,081,625
Household Durables — 0.4%
Newell Rubbermaid, Inc.	64,025	2,133,953
NVR, Inc.(1)	1,047	1,285,276
		3,419,229
Household Products — 1.5%
Energizer Holdings, Inc.	38,148	4,678,852
Kimberly-Clark Corp.	47,295	5,404,400
Procter & Gamble Co. (The)	28,997	2,530,568
		12,613,820
Industrial Conglomerates — 0.6%
3M Co.	11,631	1,788,499
General Electric Co.	135,267	3,491,241
		5,279,740
Insurance — 2.8%
Allstate Corp. (The)	77,195	5,006,096
American International Group, Inc.	112,322	6,017,089
Amtrust Financial Services, Inc.	76,749	3,443,728
Aspen Insurance Holdings Ltd.	57,119	2,492,102
Hanover Insurance Group, Inc. (The)	45,247	3,028,834
RenaissanceRe Holdings Ltd.	39,552	4,086,908
		24,074,757

	Shares/Principal Amount	Value
Internet and Catalog Retail — 0.8%
Expedia, Inc.	16,104	$1,368,357
Priceline Group, Inc. (The)(1)	4,318	5,208,415
		6,576,772
Internet Software and Services — 1.3%
eBay, Inc.(1)	106,196	5,575,290
Google, Inc., Class A(1)	9,831	5,582,730
		11,158,020
IT Services — 1.1%
Amdocs Ltd.	36,371	1,729,077
International Business Machines Corp.	48,146	7,915,203
		9,644,280
Machinery — 1.2%
Caterpillar, Inc.	56,456	5,725,203
Parker-Hannifin Corp.	36,317	4,613,348
Snap-On, Inc.	2,711	358,232
		10,696,783
Media — 0.8%
John Wiley & Sons, Inc., Class A	8,959	523,116
Time Warner, Inc.	79,370	6,307,534
Walt Disney Co. (The)	3,197	292,142
		7,122,792
Multi-Utilities — 0.3%
Vectren Corp.	5,335	239,808
Wisconsin Energy Corp.	51,640	2,564,443
		2,804,251
Multiline Retail — 1.3%
Dillard's, Inc., Class A	30,775	3,254,764
Kohl's Corp.	68,687	3,724,209
Macy's, Inc.	78,245	4,524,126
		11,503,099
Oil, Gas and Consumable Fuels — 3.7%
Chevron Corp.	21,004	2,519,430
ConocoPhillips	63,461	4,578,711
EOG Resources, Inc.	54,245	5,155,987
Exxon Mobil Corp.	99,234	9,596,920
Occidental Petroleum Corp.	61,919	5,506,457
Valero Energy Corp.	96,035	4,810,393
		32,167,898
Pharmaceuticals — 4.5%
AbbVie, Inc.	119,019	7,552,946
Johnson & Johnson	120,934	13,034,266
Merck & Co., Inc.	150,052	8,694,013
Pfizer, Inc.	315,276	9,442,516
		38,723,741

	Shares/Principal Amount	Value
Professional Services — 0.3%
Manpowergroup, Inc.	35,442	$2,365,753
Real Estate Investment Trusts (REITs) — 0.8%
Geo Group, Inc. (The)	16,246	648,865
Hospitality Properties Trust	24,598	728,347
Host Hotels & Resorts, Inc.	192,213	4,480,485
Pebblebrook Hotel Trust	12,570	535,482
Potlatch Corp.	8,043	353,811
Rayonier, Inc.	16,587	555,167
		7,302,157
Real Estate Management and Development — 0.1%
Altisource Portfolio Solutions SA(1)	10,689	798,041
Semiconductors and Semiconductor Equipment — 1.9%
Broadcom Corp., Class A	119,958	5,023,841
Intel Corp.	282,324	9,601,839
Texas Instruments, Inc.	34,816	1,728,963
		16,354,643
Software — 3.3%
Intuit, Inc.	35,575	3,130,956
Microsoft Corp.	319,095	14,981,510
Oracle Corp.	205,829	8,037,622
Synopsys, Inc.(1)	63,564	2,604,853
		28,754,941
Specialty Retail — 1.6%
AutoZone, Inc.(1)	7,082	3,920,029
Foot Locker, Inc.	39,971	2,238,776
GameStop Corp., Class A	57,720	2,468,107
Lowe's Cos., Inc.	91,073	5,209,375
		13,836,287
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc.	164,159	17,729,172
EMC Corp.	86,448	2,483,651
Hewlett-Packard Co.	173,116	6,211,402
Seagate Technology plc	21,235	1,334,195
Western Digital Corp.	15,932	1,567,231
		29,325,651
Textiles, Apparel and Luxury Goods†
Deckers Outdoor Corp.(1)	4,122	360,510
Thrifts and Mortgage Finance — 0.2%
EverBank Financial Corp.	104,093	1,993,381
TOTAL COMMON STOCKS (Cost $409,485,262)		517,111,423

	Shares/Principal Amount	Value
CORPORATE BONDS — 11.1%
Aerospace and Defense — 0.1%
L-3 Communications Corp., 4.75%, 7/15/20	$220,000	$239,503
Lockheed Martin Corp., 4.25%, 11/15/19	250,000	274,096
Raytheon Co., 2.50%, 12/15/22	210,000	203,515
United Technologies Corp., 6.05%, 6/1/36	250,000	319,124
United Technologies Corp., 5.70%, 4/15/40	120,000	148,719
United Technologies Corp., 4.50%, 6/1/42	30,000	32,149
		1,217,106
Auto Components†
Schaeffler Finance BV, 4.25%, 5/15/21(2)	200,000	195,000
Tenneco, Inc., 6.875%, 12/15/20	100,000	107,000
		302,000
Automobiles — 0.2%
American Honda Finance Corp., 1.50%, 9/11/17(2)	70,000	70,393
American Honda Finance Corp., 2.125%, 10/10/18	150,000	151,422
Daimler Finance North America LLC, 1.30%, 7/31/15(2)	200,000	201,150
Daimler Finance North America LLC, 2.625%, 9/15/16(2)	210,000	216,153
Ford Motor Co., 4.75%, 1/15/43	70,000	71,696
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	250,000	273,424
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	150,000	187,666
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	509,100
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(2)	150,000	153,375
		1,834,379
Banks — 1.7%
Bank of America Corp., 4.50%, 4/1/15	260,000	264,233
Bank of America Corp., 3.75%, 7/12/16	400,000	417,750
Bank of America Corp., 6.50%, 8/1/16	480,000	523,672
Bank of America Corp., 5.75%, 12/1/17	360,000	401,013
Bank of America Corp., 5.625%, 7/1/20	110,000	125,075
Bank of America Corp., 5.70%, 1/24/22	220,000	253,579
Bank of America Corp., 4.10%, 7/24/23	70,000	73,128
Bank of America Corp., MTN, 4.00%, 4/1/24	90,000	93,064
Bank of America Corp., MTN, 4.20%, 8/26/24	330,000	332,619
Bank of America Corp., MTN, 5.00%, 1/21/44	110,000	120,681
Bank of America N.A., 5.30%, 3/15/17	870,000	943,887
Bank of Nova Scotia, 2.55%, 1/12/17	150,000	154,689
Barclays Bank plc, 5.14%, 10/14/20	200,000	217,750
Barclays Bank plc, 3.75%, 5/15/24	200,000	203,041
BB&T Corp., MTN, 3.20%, 3/15/16	170,000	175,472
BB&T Corp., MTN, 2.05%, 6/19/18	100,000	100,795
BPCE SA, 5.15%, 7/21/24(2)	200,000	206,147
Branch Banking & Trust Co., 3.80%, 10/30/26	130,000	132,111
Capital One Financial Corp., 1.00%, 11/6/15	90,000	90,255
Citigroup, Inc., 4.45%, 1/10/17	100,000	106,507
Citigroup, Inc., 5.50%, 2/15/17	90,000	97,864

	Shares/Principal Amount	Value
Citigroup, Inc., 1.75%, 5/1/18	$710,000	$703,961
Citigroup, Inc., 4.50%, 1/14/22	560,000	608,278
Citigroup, Inc., 4.05%, 7/30/22	70,000	72,106
Citigroup, Inc., 3.75%, 6/16/24	680,000	691,514
Citigroup, Inc., 6.00%, 10/31/33	120,000	137,557
Citigroup, Inc., 6.68%, 9/13/43	80,000	102,019
Commerzbank AG, 8.125%, 9/19/23(2)	200,000	231,932
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	430,000	455,506
Fifth Third Bancorp, 4.30%, 1/16/24	110,000	114,628
Fifth Third Bank, 2.875%, 10/1/21	250,000	248,738
HBOS plc, MTN, 6.75%, 5/21/18(2)	200,000	224,976
HSBC Holdings plc, 5.10%, 4/5/21	230,000	260,574
HSBC Holdings plc, 4.00%, 3/30/22	90,000	95,808
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)	230,000	225,115
JPMorgan Chase & Co., 6.00%, 1/15/18	520,000	586,388
JPMorgan Chase & Co., 4.625%, 5/10/21	460,000	504,729
JPMorgan Chase & Co., 3.25%, 9/23/22	220,000	220,599
JPMorgan Chase & Co., 3.625%, 5/13/24	320,000	324,243
JPMorgan Chase & Co., 3.875%, 9/10/24	220,000	219,362
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	250,000	269,418
KeyCorp, MTN, 2.30%, 12/13/18	220,000	220,812
KFW, 2.00%, 6/1/16	260,000	266,335
KFW, 2.00%, 10/4/22	300,000	293,812
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	230,000	249,293
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	250,000	261,066
Standard Chartered plc, 3.95%, 1/11/23(2)	200,000	196,520
SunTrust Banks, Inc., 3.60%, 4/15/16	50,000	51,987
U.S. Bancorp, 3.44%, 2/1/16	120,000	123,634
U.S. Bancorp, MTN, 3.00%, 3/15/22	110,000	110,678
U.S. Bancorp, MTN, 2.95%, 7/15/22	60,000	58,941
U.S. Bancorp, MTN, 3.60%, 9/11/24	270,000	272,095
Wells Fargo & Co., 3.68%, 6/15/16	140,000	146,396
Wells Fargo & Co., 5.625%, 12/11/17	20,000	22,452
Wells Fargo & Co., 4.125%, 8/15/23	200,000	208,748
Wells Fargo & Co., MTN, 2.10%, 5/8/17	20,000	20,444
Wells Fargo & Co., MTN, 4.60%, 4/1/21	450,000	497,595
Wells Fargo & Co., MTN, 4.10%, 6/3/26	210,000	213,088
Wells Fargo & Co., MTN, 4.65%, 11/4/44(3)	80,000	80,059
		14,624,738
Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	460,000	558,365
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	460,000	440,757
Coca-Cola Co. (The), 1.80%, 9/1/16	180,000	183,822
Pernod-Ricard SA, 2.95%, 1/15/17(2)	180,000	185,553
		1,368,497

	Shares/Principal Amount	Value
Biotechnology — 0.1%
Amgen, Inc., 2.125%, 5/15/17	$180,000	$183,688
Amgen, Inc., 4.10%, 6/15/21	100,000	105,969
Amgen, Inc., 5.375%, 5/15/43	250,000	278,419
Celgene Corp., 3.25%, 8/15/22	110,000	110,483
Celgene Corp., 3.625%, 5/15/24	300,000	303,661
Gilead Sciences, Inc., 4.40%, 12/1/21	220,000	241,005
		1,223,225
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	140,000	146,977
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	370,000	418,927
Jefferies Group, Inc., 5.125%, 4/13/18	110,000	119,408
		685,312
Chemicals — 0.2%
Ashland, Inc., 4.75%, 8/15/22	210,000	212,625
Dow Chemical Co. (The), 2.50%, 2/15/16	110,000	112,370
Dow Chemical Co. (The), 4.25%, 11/15/20	100,000	107,826
Eastman Chemical Co., 3.60%, 8/15/22	198,000	201,264
Ecolab, Inc., 4.35%, 12/8/21	250,000	273,746
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	220,697
Mosaic Co. (The), 4.25%, 11/15/23	140,000	147,067
Mosaic Co. (The), 5.625%, 11/15/43	120,000	135,716
		1,411,311
Commercial Services and Supplies — 0.1%
Clean Harbors, Inc., 5.25%, 8/1/20	180,000	185,850
Covanta Holding Corp., 5.875%, 3/1/24	150,000	155,625
Pitney Bowes, Inc., 4.625%, 3/15/24	160,000	163,578
Republic Services, Inc., 3.55%, 6/1/22	220,000	225,880
		730,933
Communications Equipment — 0.1%
Apple, Inc., 1.00%, 5/3/18	160,000	157,052
Apple, Inc., 2.85%, 5/6/21	180,000	182,961
Apple, Inc., 3.45%, 5/6/24	240,000	247,062
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	260,000	259,044
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	159,783
		1,005,902
Construction Materials†
Owens Corning, 4.20%, 12/15/22	160,000	161,277
Consumer Finance — 0.4%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	281,113
American Express Co., 1.55%, 5/22/18	220,000	217,231
American Express Credit Corp., 1.30%, 7/29/16	180,000	181,185
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	248,826
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	247,934
CIT Group, Inc., 4.25%, 8/15/17	470,000	484,100

	Shares/Principal Amount	Value
CIT Group, Inc., 5.00%, 8/15/22	$90,000	$94,500
Discover Bank, 2.00%, 2/21/18	250,000	249,098
Equifax, Inc., 3.30%, 12/15/22	140,000	139,009
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	420,000	438,900
John Deere Capital Corp., MTN, 3.15%, 10/15/21	100,000	102,573
PNC Bank N.A., 6.00%, 12/7/17	290,000	327,099
Synchrony Financial, 3.00%, 8/15/19	90,000	91,049
		3,102,617
Containers and Packaging — 0.1%
Ball Corp., 6.75%, 9/15/20	120,000	126,300
Ball Corp., 4.00%, 11/15/23	180,000	173,025
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	210,000	207,375
Rock-Tenn Co., 3.50%, 3/1/20	140,000	143,252
Rock-Tenn Co., 4.00%, 3/1/23	240,000	244,810
		894,762
Diversified Consumer Services†
Catholic Health Initiatives, 1.60%, 11/1/17	45,000	45,028
Catholic Health Initiatives, 2.95%, 11/1/22	110,000	107,162
Johns Hopkins University, 4.08%, 7/1/53	45,000	45,860
		198,050
Diversified Financial Services — 0.9%
Ally Financial, Inc., 2.75%, 1/30/17	340,000	341,258
Deutsche Bank AG, VRN, 4.30%, 5/24/23	200,000	194,346
General Electric Capital Corp., 5.30%, 2/11/21	40,000	45,450
General Electric Capital Corp., MTN, 2.30%, 4/27/17	420,000	431,521
General Electric Capital Corp., MTN, 5.625%, 9/15/17	490,000	548,023
General Electric Capital Corp., MTN, 6.00%, 8/7/19	870,000	1,021,318
General Electric Capital Corp., MTN, 4.65%, 10/17/21	120,000	134,353
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	330,000	333,233
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	530,000	542,441
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	460,000	530,242
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	300,000	306,788
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	260,000	319,767
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	110,000	123,635
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	160,000	165,876
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	150,000	149,625
Morgan Stanley, 3.70%, 10/23/24	60,000	60,147
Morgan Stanley, 5.00%, 11/24/25	540,000	574,417
Morgan Stanley, MTN, 6.625%, 4/1/18	690,000	790,770
Morgan Stanley, MTN, 5.625%, 9/23/19	280,000	317,519
Morgan Stanley, MTN, 4.35%, 9/8/26	70,000	70,252
UBS AG (Stamford Branch), 5.875%, 12/20/17	321,000	361,838
		7,362,819
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 2.625%, 12/1/22	290,000	276,615

	Shares/Principal Amount	Value
AT&T, Inc., 6.55%, 2/15/39	$287,000	$357,789
AT&T, Inc., 4.30%, 12/15/42	130,000	121,727
British Telecommunications plc, 5.95%, 1/15/18	480,000	541,018
CenturyLink, Inc., 6.00%, 4/1/17	60,000	64,425
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	140,000	152,600
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)	250,000	255,571
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	210,000	246,033
Frontier Communications Corp., 8.25%, 4/15/17	160,000	180,200
Orange SA, 4.125%, 9/14/21	210,000	222,604
Telecom Italia Capital SA, 7.00%, 6/4/18	240,000	269,700
Telecom Italia Capital SA, 6.00%, 9/30/34	120,000	118,800
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	112,347
Verizon Communications, Inc., 3.65%, 9/14/18	480,000	507,910
Verizon Communications, Inc., 4.50%, 9/15/20	130,000	141,253
Verizon Communications, Inc., 5.15%, 9/15/23	350,000	392,091
Verizon Communications, Inc., 5.05%, 3/15/34	570,000	604,464
Verizon Communications, Inc., 4.40%, 11/1/34	70,000	68,581
Verizon Communications, Inc., 4.75%, 11/1/41	150,000	151,704
Verizon Communications, Inc., 6.55%, 9/15/43	140,000	177,000
Verizon Communications, Inc., 4.86%, 8/21/46(2)	250,000	255,571
Verizon Communications, Inc., 5.01%, 8/21/54(2)	139,000	143,057
Windstream Corp., 7.875%, 11/1/17	60,000	67,017
		5,428,077
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(2)	180,000	177,750
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 7.75%, 7/15/16	200,000	219,750
Jabil Circuit, Inc., 5.625%, 12/15/20	50,000	53,750
		273,500
Energy Equipment and Services — 0.1%
Ensco plc, 3.25%, 3/15/16	120,000	123,432
Ensco plc, 4.70%, 3/15/21	270,000	284,693
Schlumberger Investment SA, 3.65%, 12/1/23	170,000	178,161
Transocean, Inc., 5.05%, 12/15/16	40,000	42,003
Transocean, Inc., 2.50%, 10/15/17	140,000	138,240
Transocean, Inc., 6.50%, 11/15/20	100,000	102,884
Transocean, Inc., 6.375%, 12/15/21	50,000	52,362
Weatherford International Ltd., 4.50%, 4/15/22	130,000	133,620
		1,055,395
Food and Staples Retailing — 0.1%
CVS Health Corp., 2.75%, 12/1/22	170,000	165,418
Delhaize Group SA, 4.125%, 4/10/19	175,000	184,943
Delhaize Group SA, 5.70%, 10/1/40	90,000	96,354
Kroger Co. (The), 6.40%, 8/15/17	200,000	225,867
Kroger Co. (The), 3.30%, 1/15/21	190,000	194,293
Sysco Corp., 3.50%, 10/2/24	130,000	132,565

	Shares/Principal Amount	Value
Wal-Mart Stores, Inc., 2.55%, 4/11/23	$50,000	$48,588
Wal-Mart Stores, Inc., 5.625%, 4/15/41	110,000	137,223
		1,185,251
Food Products — 0.1%
Kellogg Co., 4.45%, 5/30/16	200,000	211,035
Kraft Foods Group, Inc., 5.00%, 6/4/42	220,000	234,903
Mondelez International, Inc., 4.00%, 2/1/24	140,000	144,698
Mondelez International, Inc., 6.50%, 2/9/40	97,000	123,919
Tyson Foods, Inc., 4.50%, 6/15/22	180,000	192,856
		907,411
Gas Utilities — 0.6%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	330,000	350,625
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	210,000	241,284
Enable Midstream Partners LP, 3.90%, 5/15/24(2)	160,000	160,248
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	149,079
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	111,532
Enbridge, Inc., 4.50%, 6/10/44	120,000	118,343
Energy Transfer Equity LP, 7.50%, 10/15/20	150,000	173,250
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	208,732
Energy Transfer Partners LP, 3.60%, 2/1/23	160,000	156,967
Energy Transfer Partners LP, 6.50%, 2/1/42	180,000	208,378
Enterprise Products Operating LLC, 3.70%, 6/1/15	150,000	152,507
Enterprise Products Operating LLC, 6.30%, 9/15/17	300,000	341,548
Enterprise Products Operating LLC, 4.85%, 3/15/44	390,000	403,220
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	140,000	155,862
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	170,000	169,762
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	170,000	191,967
Kinder Morgan, Inc., 7.25%, 6/1/18	150,000	171,750
Magellan Midstream Partners LP, 6.55%, 7/15/19	150,000	176,427
Magellan Midstream Partners LP, 5.15%, 10/15/43	80,000	87,135
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	60,000	63,900
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.50%, 8/15/21	90,000	96,750
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	310,000	317,410
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	330,000	324,424
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	210,000	208,950
TransCanada PipeLines Ltd., 2.50%, 8/1/22	200,000	190,726
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	47,100
Williams Cos., Inc. (The), 5.75%, 6/24/44	90,000	86,227
Williams Partners LP, 4.125%, 11/15/20	200,000	210,588
Williams Partners LP, 5.40%, 3/4/44	240,000	251,801
		5,526,492
Health Care Equipment and Supplies†
Baxter International, Inc., 3.20%, 6/15/23	80,000	80,349
Medtronic, Inc., 2.75%, 4/1/23	200,000	193,837
		274,186

	Shares/Principal Amount	Value
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	$130,000	$125,570
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	210,000	218,925
Express Scripts Holding Co., 2.65%, 2/15/17	510,000	524,951
Express Scripts Holding Co., 7.25%, 6/15/19	170,000	206,070
HCA, Inc., 3.75%, 3/15/19	310,000	311,550
HCA, Inc., 7.25%, 9/15/20	150,000	159,375
NYU Hospitals Center, 4.43%, 7/1/42	90,000	89,181
UnitedHealth Group, Inc., 2.875%, 3/15/23	130,000	128,137
UnitedHealth Group, Inc., 4.25%, 3/15/43	120,000	120,281
Universal Health Services, Inc., 7.125%, 6/30/16	160,000	175,000
Universal Health Services, Inc., 4.75%, 8/1/22(2)	130,000	132,519
		2,191,559
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	200,000	201,554
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	160,000	168,000
Wyndham Worldwide Corp., 2.95%, 3/1/17	110,000	112,742
		482,296
Household Durables — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	270,000	275,737
D.R. Horton, Inc., 5.75%, 8/15/23	110,000	117,563
Lennar Corp., 4.75%, 12/15/17	210,000	220,500
Lennar Corp., 4.50%, 6/15/19	160,000	164,000
MDC Holdings, Inc., 5.50%, 1/15/24	140,000	140,350
Toll Brothers Finance Corp., 6.75%, 11/1/19	100,000	113,061
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(2)	100,000	99,875
		1,131,086
Industrial Conglomerates — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(2)	80,000	82,400
General Electric Co., 5.25%, 12/6/17	230,000	255,998
General Electric Co., 2.70%, 10/9/22	210,000	207,404
General Electric Co., 4.125%, 10/9/42	130,000	131,718
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	170,000	168,021
		845,541
Insurance — 0.6%
Allstate Corp. (The), 4.50%, 6/15/43	80,000	84,034
Allstate Corp. (The), VRN, 5.75%, 8/15/23	90,000	95,906
American International Group, Inc., 4.875%, 6/1/22	550,000	614,235
American International Group, Inc., 4.50%, 7/16/44	120,000	122,364
American International Group, Inc., MTN, 5.85%, 1/16/18	210,000	236,837
American International Group, Inc., VRN, 8.18%, 5/15/38	80,000	109,000
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	140,000	154,141
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	90,000	90,998
Berkshire Hathaway, Inc., 4.50%, 2/11/43	220,000	229,526
Genworth Holdings, Inc., 7.20%, 2/15/21	70,000	82,703

	Shares/Principal Amount	Value
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	$220,000	$246,147
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	50,000	60,354
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)	60,000	65,110
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)	210,000	211,124
Lincoln National Corp., 6.25%, 2/15/20	160,000	188,114
Markel Corp., 4.90%, 7/1/22	190,000	207,716
Markel Corp., 3.625%, 3/30/23	100,000	100,717
MetLife, Inc., 1.76%, 12/15/17	90,000	90,813
MetLife, Inc., 4.125%, 8/13/42	110,000	107,406
MetLife, Inc., 4.875%, 11/13/43	50,000	54,693
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	200,000	199,415
Principal Financial Group, Inc., 3.30%, 9/15/22	70,000	70,480
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	70,000	79,504
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	220,000	254,885
Prudential Financial, Inc., MTN, 4.60%, 5/15/44	190,000	194,484
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	120,000	120,828
Travelers Cos., Inc. (The), 4.60%, 8/1/43	100,000	107,499
Voya Financial, Inc., 5.50%, 7/15/22	180,000	203,180
Voya Financial, Inc., 5.70%, 7/15/43	160,000	185,181
WR Berkley Corp., 4.625%, 3/15/22	130,000	139,848
WR Berkley Corp., 4.75%, 8/1/44	90,000	89,491
		4,796,733
Internet Software and Services†
Netflix, Inc., 5.375%, 2/1/21	200,000	209,000
Netflix, Inc., 5.75%, 3/1/24(2)	40,000	42,100
		251,100
IT Services — 0.1%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	150,000	149,577
Fidelity National Information Services, Inc., 5.00%, 3/15/22	100,000	105,096
Fidelity National Information Services, Inc., 3.50%, 4/15/23	110,000	109,518
Xerox Corp., 2.95%, 3/15/17	80,000	82,825
		447,016
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	150,000	155,520
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	180,000	188,721
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	150,000	169,650
		513,891
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	220,000	218,806
Deere & Co., 5.375%, 10/16/29	200,000	241,006
Oshkosh Corp., 5.375%, 3/1/22	290,000	297,250
		757,062
Media — 0.6%
21st Century Fox America, Inc., 3.00%, 9/15/22	240,000	236,348
21st Century Fox America, Inc., 6.90%, 8/15/39	150,000	197,313

	Shares/Principal Amount	Value
21st Century Fox America, Inc., 4.75%, 9/15/44(2)	$60,000	$62,273
CBS Corp., 4.85%, 7/1/42	60,000	60,083
Comcast Corp., 5.90%, 3/15/16	339,000	363,094
Comcast Corp., 6.40%, 5/15/38	310,000	398,924
Comcast Corp., 4.75%, 3/1/44	90,000	97,095
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	250,000	275,557
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	120,000	125,389
Discovery Communications LLC, 5.625%, 8/15/19	90,000	102,312
Discovery Communications LLC, 3.25%, 4/1/23	100,000	97,939
DISH DBS Corp., 7.125%, 2/1/16	50,000	53,312
Embarq Corp., 8.00%, 6/1/36	120,000	133,500
Gannett Co., Inc., 5.125%, 7/15/20	330,000	343,200
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	160,000	163,163
Lamar Media Corp., 5.375%, 1/15/24	180,000	187,200
NBCUniversal Media LLC, 5.15%, 4/30/20	90,000	102,534
NBCUniversal Media LLC, 4.375%, 4/1/21	380,000	417,900
NBCUniversal Media LLC, 2.875%, 1/15/23	120,000	118,955
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	160,000	163,200
Omnicom Group, Inc., 3.625%, 5/1/22	50,000	51,303
Time Warner Cable, Inc., 6.75%, 7/1/18	130,000	151,341
Time Warner Cable, Inc., 5.50%, 9/1/41	70,000	79,348
Time Warner Cable, Inc., 4.50%, 9/15/42	160,000	159,351
Time Warner, Inc., 4.70%, 1/15/21	140,000	153,438
Time Warner, Inc., 7.70%, 5/1/32	200,000	279,461
Time Warner, Inc., 5.375%, 10/15/41	100,000	107,917
Time Warner, Inc., 5.35%, 12/15/43	120,000	132,187
Viacom, Inc., 4.50%, 3/1/21	110,000	118,839
Viacom, Inc., 3.125%, 6/15/22	190,000	185,827
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	130,000	126,163
		5,244,466
Metals and Mining — 0.2%
ArcelorMittal, 5.75%, 8/5/20	120,000	127,800
Barrick Gold Corp., 4.10%, 5/1/23	140,000	135,027
Barrick North America Finance LLC, 4.40%, 5/30/21	230,000	236,196
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	67,945
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	110,000	118,015
Newmont Mining Corp., 6.25%, 10/1/39	80,000	80,141
Southern Copper Corp., 5.25%, 11/8/42	100,000	94,272
Steel Dynamics, Inc., 6.125%, 8/15/19	157,000	169,560
Steel Dynamics, Inc., 7.625%, 3/15/20	140,000	148,400
Teck Resources Ltd., 3.15%, 1/15/17	110,000	113,183
Vale Overseas Ltd., 5.625%, 9/15/19	310,000	349,978
Vale Overseas Ltd., 4.625%, 9/15/20	260,000	275,618
Vale SA, 5.625%, 9/11/42	40,000	39,728
		1,955,863
Multi-Utilities — 0.6%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	70,000	65,543
CMS Energy Corp., 4.25%, 9/30/15	160,000	164,956

	Shares/Principal Amount	Value
CMS Energy Corp., 8.75%, 6/15/19	$180,000	$228,669
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	150,000	146,602
Constellation Energy Group, Inc., 5.15%, 12/1/20	220,000	245,381
Consumers Energy Co., 2.85%, 5/15/22	50,000	50,507
Consumers Energy Co., 3.375%, 8/15/23	50,000	51,905
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	218,596
Dominion Resources, Inc., 2.75%, 9/15/22	210,000	205,185
Dominion Resources, Inc., 4.90%, 8/1/41	130,000	139,820
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	120,000	127,464
DPL, Inc., 6.50%, 10/15/16	44,000	47,190
Duke Energy Corp., 1.625%, 8/15/17	150,000	151,003
Duke Energy Corp., 3.55%, 9/15/21	90,000	93,867
Duke Energy Florida, Inc., 6.35%, 9/15/37	110,000	149,285
Duke Energy Florida, Inc., 3.85%, 11/15/42	220,000	216,273
Edison International, 3.75%, 9/15/17	130,000	137,828
Exelon Generation Co. LLC, 4.25%, 6/15/22	120,000	125,390
Exelon Generation Co. LLC, 5.60%, 6/15/42	70,000	75,636
FirstEnergy Corp., 2.75%, 3/15/18	135,000	136,502
FirstEnergy Corp., 4.25%, 3/15/23	260,000	261,074
Georgia Power Co., 4.30%, 3/15/42	70,000	72,575
IPALCO Enterprises, Inc., 5.00%, 5/1/18	230,000	244,950
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	210,000	227,329
Nisource Finance Corp., 4.45%, 12/1/21	70,000	75,950
Nisource Finance Corp., 5.65%, 2/1/45	100,000	118,459
PacifiCorp, 6.00%, 1/15/39	110,000	142,668
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	124,639
Progress Energy, Inc., 3.15%, 4/1/22	90,000	90,827
Public Service Company of Colorado, 4.75%, 8/15/41	50,000	56,122
Sempra Energy, 6.50%, 6/1/16	200,000	217,556
Sempra Energy, 2.875%, 10/1/22	200,000	196,445
Southern Power Co., 5.15%, 9/15/41	40,000	44,593
Virginia Electric and Power Co., 3.45%, 2/15/24	160,000	164,606
Virginia Electric and Power Co., 4.45%, 2/15/44	80,000	84,879
Xcel Energy, Inc., 4.80%, 9/15/41	50,000	54,416
		4,954,690
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	540,000	538,893
Target Corp., 4.00%, 7/1/42	220,000	212,119
		751,012
Oil, Gas and Consumable Fuels — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	90,000	94,500
Anadarko Petroleum Corp., 5.95%, 9/15/16	80,000	86,978
Anadarko Petroleum Corp., 6.45%, 9/15/36	110,000	136,021
Apache Corp., 4.75%, 4/15/43	90,000	90,478
BP Capital Markets plc, 4.50%, 10/1/20	100,000	109,399
BP Capital Markets plc, 2.75%, 5/10/23	100,000	95,406

	Shares/Principal Amount	Value
California Resources Corp., 5.50%, 9/15/21(2)	$210,000	$214,462
Chesapeake Energy Corp., 4.875%, 4/15/22	220,000	226,105
Chevron Corp., 2.43%, 6/24/20	80,000	81,097
Cimarex Energy Co., 4.375%, 6/1/24	220,000	224,125
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	140,000	144,861
Concho Resources, Inc., 7.00%, 1/15/21	330,000	357,637
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	54,146
Continental Resources, Inc., 5.00%, 9/15/22	240,000	254,700
Continental Resources, Inc., 3.80%, 6/1/24	190,000	187,663
Denbury Resources, Inc., 4.625%, 7/15/23	20,000	18,500
Devon Energy Corp., 1.875%, 5/15/17	60,000	61,158
Devon Energy Corp., 5.60%, 7/15/41	140,000	159,654
Ecopetrol SA, 4.125%, 1/16/25	90,000	87,975
EOG Resources, Inc., 5.625%, 6/1/19	150,000	173,070
EOG Resources, Inc., 4.10%, 2/1/21	130,000	141,470
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.875%, 2/15/23	97,000	109,944
Hess Corp., 6.00%, 1/15/40	90,000	105,456
Marathon Petroleum Corp., 3.50%, 3/1/16	210,000	216,831
Newfield Exploration Co., 6.875%, 2/1/20	200,000	208,500
Newfield Exploration Co., 5.75%, 1/30/22	190,000	206,625
Noble Energy, Inc., 4.15%, 12/15/21	290,000	309,668
Peabody Energy Corp., 7.375%, 11/1/16	40,000	41,400
Pemex Project Funding Master Trust, 6.625%, 6/15/35	50,000	59,250
Petro-Canada, 6.80%, 5/15/38	200,000	268,993
Petrobras Global Finance BV, 5.625%, 5/20/43	130,000	119,279
Petrobras International Finance Co. SA, 5.75%, 1/20/20	200,000	211,626
Petrobras International Finance Co. SA, 5.375%, 1/27/21	310,000	318,947
Petroleos Mexicanos, 3.125%, 1/23/19	70,000	71,911
Petroleos Mexicanos, 6.00%, 3/5/20	120,000	136,764
Petroleos Mexicanos, 4.875%, 1/24/22	120,000	128,220
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	58,224
Petroleos Mexicanos, 5.50%, 6/27/44	140,000	146,650
Phillips 66, 4.30%, 4/1/22	250,000	268,334
Range Resources Corp., 6.75%, 8/1/20	190,000	201,875
Shell International Finance BV, 2.375%, 8/21/22	130,000	125,706
Shell International Finance BV, 3.625%, 8/21/42	140,000	130,223
Shell International Finance BV, 4.55%, 8/12/43	130,000	140,157
Statoil ASA, 2.45%, 1/17/23	190,000	182,781
Statoil ASA, 3.95%, 5/15/43	50,000	48,292
Statoil ASA, 4.80%, 11/8/43	100,000	110,626
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	110,000	115,225
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 8/1/21	150,000	162,000
Talisman Energy, Inc., 7.75%, 6/1/19	95,000	112,653
Tesoro Corp., 5.375%, 10/1/22	100,000	103,500

	Shares/Principal Amount	Value
Total Capital Canada Ltd., 2.75%, 7/15/23	$120,000	$116,547
Total Capital SA, 2.125%, 8/10/18	140,000	142,346
Whiting Petroleum Corp., 5.00%, 3/15/19	190,000	197,600
		7,875,558
Paper and Forest Products — 0.1%
Domtar Corp., 4.40%, 4/1/22	120,000	122,923
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	350,000	400,401
International Paper Co., 6.00%, 11/15/41	130,000	150,345
		673,669
Pharmaceuticals — 0.3%
AbbVie, Inc., 1.75%, 11/6/17	300,000	301,064
AbbVie, Inc., 2.90%, 11/6/22	100,000	97,687
AbbVie, Inc., 4.40%, 11/6/42	240,000	239,025
Actavis Funding SCS, 3.85%, 6/15/24(2)	100,000	97,482
Actavis, Inc., 1.875%, 10/1/17	220,000	218,221
Actavis, Inc., 3.25%, 10/1/22	200,000	192,408
Actavis, Inc., 4.625%, 10/1/42	60,000	55,232
Bristol-Myers Squibb Co., 3.25%, 8/1/42	80,000	68,608
Forest Laboratories, Inc., 4.875%, 2/15/21(2)	270,000	288,232
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	250,000	248,155
Merck & Co., Inc., 2.40%, 9/15/22	100,000	96,710
Merck & Co., Inc., 3.60%, 9/15/42	140,000	131,865
Mylan, Inc., 5.40%, 11/29/43	50,000	54,141
Roche Holdings, Inc., 6.00%, 3/1/19(2)	266,000	307,644
Roche Holdings, Inc., 3.35%, 9/30/24(2)	110,000	112,369
Roche Holdings, Inc., 7.00%, 3/1/39(2)	70,000	102,523
Sanofi, 4.00%, 3/29/21	95,000	103,054
		2,714,420
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	130,000	141,857
DDR Corp., 4.75%, 4/15/18	230,000	248,844
Essex Portfolio LP, 3.625%, 8/15/22	150,000	152,921
Essex Portfolio LP, 3.375%, 1/15/23	60,000	59,298
Essex Portfolio LP, 3.25%, 5/1/23	50,000	48,872
HCP, Inc., 3.75%, 2/1/16	200,000	207,166
Health Care REIT, Inc., 2.25%, 3/15/18	50,000	50,642
Health Care REIT, Inc., 3.75%, 3/15/23	130,000	129,531
Hospitality Properties Trust, 4.65%, 3/15/24	350,000	357,695
Hospitality Properties Trust, 4.50%, 3/15/25	140,000	139,530
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	99,171
Kilroy Realty LP, 3.80%, 1/15/23	190,000	191,814
Realty Income Corp., 4.125%, 10/15/26	80,000	81,446
Reckson Operating Partnership LP, 6.00%, 3/31/16	125,000	132,695
Senior Housing Properties Trust, 4.75%, 5/1/24	180,000	183,292
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	95,000	97,413
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	120,000	130,641
		2,452,828

	Shares/Principal Amount	Value
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	$176,000	$185,705
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	60,000	65,690
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	220,000	223,685
CSX Corp., 4.25%, 6/1/21	150,000	163,627
CSX Corp., 3.40%, 8/1/24	180,000	181,230
Norfolk Southern Corp., 5.75%, 4/1/18	40,000	45,332
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	205,114
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	40,000	40,777
Union Pacific Corp., 4.00%, 2/1/21	100,000	109,154
Union Pacific Corp., 4.75%, 9/15/41	150,000	165,475
		1,385,789
Semiconductors and Semiconductor Equipment†
Intel Corp., 1.35%, 12/15/17	140,000	139,751
KLA-Tencor Corp., 4.65%, 11/1/24(3)	80,000	80,383
		220,134
Software — 0.1%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)	210,000	223,913
Intuit, Inc., 5.75%, 3/15/17	254,000	279,516
Oracle Corp., 2.50%, 10/15/22	260,000	251,401
Oracle Corp., 3.625%, 7/15/23	280,000	290,679
Oracle Corp., 3.40%, 7/8/24	150,000	151,566
		1,197,075
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	457,192
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	227,000	244,593
United Rentals North America, Inc., 5.75%, 7/15/18	310,000	326,275
		1,028,060
Technology Hardware, Storage and Peripherals — 0.1%
Dell, Inc., 2.30%, 9/10/15	90,000	90,387
Dell, Inc., 3.10%, 4/1/16	40,000	40,450
Hewlett-Packard Co., 4.30%, 6/1/21	290,000	304,199
Seagate HDD Cayman, 4.75%, 6/1/23	310,000	321,480
		756,516
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	280,000	298,550
L Brands, Inc., 6.90%, 7/15/17	100,000	112,000
PVH Corp., 4.50%, 12/15/22	210,000	210,000
		620,550
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	270,000	261,998
Philip Morris International, Inc., 4.125%, 5/17/21	180,000	196,197
		458,195
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 5.00%, 3/30/20	110,000	121,809

	Shares/Principal Amount	Value
America Movil SAB de CV, 3.125%, 7/16/22	$310,000	$305,471
Sprint Communications, 6.00%, 12/1/16	150,000	159,094
Sprint Communications, 9.00%, 11/15/18(2)	180,000	212,175
T-Mobile USA, Inc., 6.46%, 4/28/19	210,000	219,450
Vodafone Group plc, 5.625%, 2/27/17	110,000	120,402
		1,138,401
TOTAL CORPORATE BONDS (Cost $92,591,352)		95,794,500
U.S. TREASURY SECURITIES — 10.9%
U.S. Treasury Bonds, 5.50%, 8/15/28	420,000	560,077
U.S. Treasury Bonds, 5.25%, 2/15/29	489,000	640,819
U.S. Treasury Bonds, 5.375%, 2/15/31	2,900,000	3,919,985
U.S. Treasury Bonds, 4.375%, 11/15/39	2,000,000	2,499,844
U.S. Treasury Bonds, 4.375%, 5/15/41	1,850,000	2,326,664
U.S. Treasury Bonds, 3.125%, 11/15/41	1,500,000	1,528,125
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	2,050,222
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	288,820
U.S. Treasury Bonds, 3.125%, 8/15/44	1,500,000	1,518,282
U.S. Treasury Notes, 0.25%, 5/31/15	5,000,000	5,005,080
U.S. Treasury Notes, 0.375%, 11/15/15	1,200,000	1,202,626
U.S. Treasury Notes, 1.375%, 11/30/15	1,750,000	1,772,421
U.S. Treasury Notes, 2.125%, 12/31/15	8,750,000	8,944,827
U.S. Treasury Notes, 0.375%, 1/15/16	700,000	701,367
U.S. Treasury Notes, 0.50%, 6/15/16	3,000,000	3,007,734
U.S. Treasury Notes, 0.625%, 12/15/16	7,300,000	7,310,264
U.S. Treasury Notes, 0.50%, 7/31/17	500,000	495,156
U.S. Treasury Notes, 0.75%, 10/31/17	1,500,000	1,490,274
U.S. Treasury Notes, 1.875%, 10/31/17	3,300,000	3,389,202
U.S. Treasury Notes, 0.875%, 1/31/18	4,500,000	4,469,764
U.S. Treasury Notes, 2.625%, 4/30/18	875,000	918,340
U.S. Treasury Notes, 1.375%, 7/31/18	11,130,000	11,170,869
U.S. Treasury Notes, 1.375%, 9/30/18	2,500,000	2,503,515
U.S. Treasury Notes, 1.25%, 10/31/18	2,350,000	2,339,169
U.S. Treasury Notes, 1.25%, 11/30/18	3,100,000	3,082,321
U.S. Treasury Notes, 1.375%, 11/30/18	200,000	199,906
U.S. Treasury Notes, 1.625%, 7/31/19	2,800,000	2,806,563
U.S. Treasury Notes, 1.625%, 8/31/19	11,800,000	11,816,591
U.S. Treasury Notes, 1.50%, 10/31/19	3,500,000	3,481,408
U.S. Treasury Notes, 2.125%, 9/30/21	1,000,000	1,006,250
U.S. Treasury Notes, 1.75%, 5/15/23	2,250,000	2,166,152
TOTAL U.S. TREASURY SECURITIES (Cost $93,377,725)		94,612,637
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 10.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.8%
FHLMC, VRN, 1.74%, 11/15/14	180,849	184,038
FHLMC, VRN, 1.84%, 11/15/14	508,296	519,548
FHLMC, VRN, 1.97%, 11/15/14	295,220	304,081
FHLMC, VRN, 1.98%, 11/15/14	385,693	395,177
FHLMC, VRN, 2.09%, 11/15/14	681,923	689,922

	Shares/Principal Amount	Value
FHLMC, VRN, 2.26%, 11/15/14	$411,731	$438,369
FHLMC, VRN, 2.35%, 11/15/14	868,667	872,017
FHLMC, VRN, 2.375%, 11/15/14	1,177,242	1,262,501
FHLMC, VRN, 2.40%, 11/15/14	183,288	196,977
FHLMC, VRN, 2.40%, 11/15/14	116,024	124,236
FHLMC, VRN, 2.56%, 11/15/14	107,082	112,924
FHLMC, VRN, 2.87%, 11/15/14	201,047	207,275
FHLMC, VRN, 3.24%, 11/15/14	111,938	118,381
FHLMC, VRN, 3.30%, 11/15/14	358,972	377,944
FHLMC, VRN, 3.80%, 11/15/14	204,883	216,186
FHLMC, VRN, 3.96%, 11/15/14	460,218	484,704
FHLMC, VRN, 4.08%, 11/15/14	183,178	193,909
FHLMC, VRN, 4.32%, 11/15/14	523,052	551,497
FHLMC, VRN, 5.10%, 11/15/14	86,950	93,042
FHLMC, VRN, 5.39%, 11/15/14	160,387	170,156
FHLMC, VRN, 5.77%, 11/15/14	307,905	327,119
FHLMC, VRN, 5.95%, 11/15/14	305,612	326,957
FHLMC, VRN, 6.12%, 11/15/14	165,005	176,339
FNMA, VRN, 1.90%, 11/25/14	415,134	441,394
FNMA, VRN, 1.92%, 11/25/14	962,042	1,014,891
FNMA, VRN, 1.94%, 11/25/14	1,110,539	1,182,118
FNMA, VRN, 1.94%, 11/25/14	834,580	880,025
FNMA, VRN, 1.94%, 11/25/14	481,567	515,518
FNMA, VRN, 1.94%, 11/25/14	648,068	691,573
FNMA, VRN, 2.20%, 11/25/14	57,070	60,982
FNMA, VRN, 2.32%, 11/25/14	397,640	426,028
FNMA, VRN, 2.71%, 11/25/14	387,797	398,528
FNMA, VRN, 3.34%, 11/25/14	117,378	126,123
FNMA, VRN, 3.36%, 11/25/14	186,137	194,246
FNMA, VRN, 3.59%, 11/25/14	83,159	88,851
FNMA, VRN, 3.76%, 11/25/14	298,702	315,160
FNMA, VRN, 3.92%, 11/25/14	248,727	262,456
FNMA, VRN, 5.27%, 11/25/14	188,812	201,903
		15,143,095
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.9%
FHLMC, 4.50%, 1/1/19	234,181	247,025
FHLMC, 6.50%, 1/1/28	27,505	31,453
FHLMC, 5.50%, 12/1/33	230,220	257,140
FHLMC, 5.00%, 7/1/35	2,180,996	2,418,416
FHLMC, 5.50%, 1/1/38	281,812	314,534
FHLMC, 6.00%, 8/1/38	74,590	84,502
FHLMC, 6.50%, 7/1/47	7,291	8,009
FNMA, 3.00%, 11/13/14(5)	1,750,000	1,750,065
FNMA, 4.00%, 11/13/14(5)	4,450,000	4,724,636
FNMA, 4.50%, 5/1/19	214,054	226,077
FNMA, 4.50%, 5/1/19	80,730	85,206

	Shares/Principal Amount	Value
FNMA, 5.00%, 9/1/20	$386,321	$412,414
FNMA, 6.50%, 1/1/28	19,666	22,338
FNMA, 6.50%, 1/1/29	38,542	44,888
FNMA, 7.50%, 7/1/29	88,802	100,055
FNMA, 7.50%, 9/1/30	22,857	27,505
FNMA, 6.625%, 11/15/30	2,290,000	3,307,463
FNMA, 5.00%, 7/1/31	1,215,638	1,358,573
FNMA, 6.50%, 9/1/31	25,656	29,143
FNMA, 7.00%, 9/1/31	13,548	15,446
FNMA, 6.50%, 1/1/32	53,843	61,149
FNMA, 6.50%, 8/1/32	42,149	48,833
FNMA, 5.50%, 6/1/33	136,398	153,401
FNMA, 5.50%, 7/1/33	231,813	260,586
FNMA, 5.50%, 8/1/33	375,761	421,973
FNMA, 5.50%, 9/1/33	250,547	282,893
FNMA, 5.00%, 11/1/33	759,522	843,198
FNMA, 5.00%, 4/1/35	1,084,668	1,203,606
FNMA, 4.50%, 9/1/35	517,997	562,253
FNMA, 5.00%, 2/1/36	707,890	785,178
FNMA, 5.50%, 4/1/36	268,511	299,997
FNMA, 5.50%, 5/1/36	518,375	580,250
FNMA, 5.00%, 11/1/36	1,837,137	2,038,008
FNMA, 5.50%, 2/1/37	139,606	155,742
FNMA, 6.00%, 7/1/37	1,051,565	1,196,599
FNMA, 6.50%, 8/1/37	208,207	244,450
FNMA, 5.50%, 7/1/39	885,453	991,144
FNMA, 5.00%, 4/1/40	1,948,826	2,161,501
FNMA, 5.00%, 6/1/40	1,712,292	1,898,723
FNMA, 4.50%, 8/1/40	2,490,219	2,709,096
FNMA, 4.50%, 9/1/40	3,964,438	4,332,087
FNMA, 3.50%, 1/1/41	2,180,939	2,260,307
FNMA, 4.00%, 1/1/41	1,663,583	1,783,977
FNMA, 4.50%, 1/1/41	1,447,839	1,574,105
FNMA, 4.50%, 2/1/41	912,135	989,018
FNMA, 4.00%, 5/1/41	2,152,744	2,289,772
FNMA, 4.50%, 7/1/41	720,770	787,322
FNMA, 4.50%, 9/1/41	817,514	889,893
FNMA, 4.50%, 9/1/41	3,286,840	3,577,831
FNMA, 4.00%, 12/1/41	1,781,178	1,902,973
FNMA, 4.00%, 1/1/42	1,536,636	1,633,971
FNMA, 4.00%, 1/1/42	1,062,529	1,129,657
FNMA, 4.00%, 3/1/42	1,455,477	1,547,430
FNMA, 3.50%, 5/1/42	2,701,012	2,799,487
FNMA, 3.50%, 6/1/42	874,815	907,522
FNMA, 3.50%, 9/1/42	2,771,467	2,872,504
FNMA, 3.00%, 11/1/42	2,014,637	2,019,594

	Shares/Principal Amount	Value
FNMA, 6.50%, 8/1/47	$43,227	$47,739
FNMA, 6.50%, 8/1/47	32,783	36,220
FNMA, 6.50%, 9/1/47	16,499	18,235
FNMA, 6.50%, 9/1/47	23,963	26,492
FNMA, 6.50%, 9/1/47	6,406	7,078
FNMA, 6.50%, 9/1/47	110,095	121,614
FNMA, 6.50%, 9/1/47	4,566	5,048
GNMA, 7.00%, 4/20/26	65,922	77,014
GNMA, 7.50%, 8/15/26	38,043	44,860
GNMA, 7.00%, 2/15/28	12,951	13,194
GNMA, 7.50%, 2/15/28	16,198	16,637
GNMA, 7.00%, 12/15/28	22,155	23,134
GNMA, 7.00%, 5/15/31	74,087	85,420
GNMA, 5.50%, 11/15/32	264,274	295,618
GNMA, 4.00%, 1/20/41	1,753,503	1,881,355
GNMA, 4.50%, 5/20/41	1,040,608	1,140,032
GNMA, 4.50%, 6/15/41	847,860	938,521
GNMA, 4.00%, 12/15/41	1,689,571	1,808,564
GNMA, 3.50%, 6/20/42	1,879,266	1,969,448
GNMA, 3.50%, 7/20/42	917,436	961,462
GNMA, 4.50%, 11/20/43	1,695,539	1,852,777
		77,031,380
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $89,899,229)		92,174,475
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 2.4%
Private Sponsor Collateralized Mortgage Obligations — 2.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	45,661	48,139
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.49%, 11/1/14	464,713	466,244
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	428,664	339,317
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.61%, 11/1/14	279,900	282,240
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	43,766	44,263
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.70%, 11/1/14	455,179	454,475
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	198,760	208,108
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 11/1/14	825,852	821,579
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.21%, 11/1/14	213,480	209,891
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	12,953	12,701
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.50%, 11/1/14	271,812	271,389
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.24%, 11/1/14	848,084	844,583

	Shares/Principal Amount	Value
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.15%, 11/1/14	$153,376	$149,579
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.08%, 11/1/14	335,333	335,277
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 11/1/14	384,230	382,330
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.57%, 11/1/14	495,070	494,754
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 11/1/14	387,957	390,133
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.30%, 11/1/14	170,677	171,763
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.65%, 11/1/14	102,481	102,942
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.92%, 11/1/14	519,495	530,122
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 11/1/14(2)	207,609	205,498
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.64%, 11/1/14	726,107	741,333
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	92,338	97,244
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.13%, 11/25/14	347,815	345,295
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.49%, 11/1/14	528,943	519,414
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.52%, 11/1/14	79,842	80,388
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/14	118,221	118,923
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 11/1/14(2)	394,261	413,223
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.39%, 11/1/14	346,703	353,909
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.39%, 11/1/14	316,132	316,687
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.89%, 11/25/14	919,373	895,335
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.40%, 11/1/14	851,938	846,748
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	94,154	97,394
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.62%, 11/1/14	139,850	140,191
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 11/1/14	274,029	280,113
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 11/1/14	281,739	286,041
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	186,804	190,765
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	346,136	355,724
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	489,885	516,715
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 11/1/14	837,041	851,125

	Shares/Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.61%, 11/1/14	$91,613	$93,425
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 11/1/14	610,752	614,332
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 11/1/14	175,157	177,440
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.59%, 11/1/14	175,680	179,521
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.61%, 11/1/14	466,241	470,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 11/1/14	144,673	146,900
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.06%, 11/1/14	556,497	565,928
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	233,203	240,282
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	284,858	295,703
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	152,292	159,046
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	209,635	217,595
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	125,237	129,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	82,159	83,541
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.10%, 11/1/14	147,078	147,438
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	449,141	474,838
		18,208,179
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	424,566	460,654
FHLMC, Series 77, Class H, 8.50%, 9/15/20	32,029	34,176
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	1,765,974	1,765,772
		2,260,602
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,473,733)		20,468,781
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 2.2%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 11/1/14	333,480	340,491
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 11/1/14	300,000	311,293
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	1,125,000	1,116,164
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.95%, 11/15/14(2)	825,000	823,591
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	950,000	952,242
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.10%, 11/15/14(2)	1,400,000	1,403,427
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	1,025,000	1,072,201
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.95%, 11/15/14(2)	925,000	924,767
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	675,000	723,263

	Shares/Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, 4.19%, 10/10/47	$775,000	$811,635
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 11/1/14	48,958	48,933
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 11/1/14	158,000	158,433
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	301,337	303,984
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	855,362	860,953
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	1,125,000	1,169,315
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/14(2)	1,575,000	1,582,958
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/14	475,000	496,624
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	275,000	296,880
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	450,000	488,290
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.06%, 11/10/14(3)	925,000	925,000
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, SEQ, 4.57%, 1/15/31	45,290	46,482
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 11/15/14	86,238	86,343
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30	608,997	618,080
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 11/15/14	400,000	410,240
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 11/15/14	425,000	441,534
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	500,000	497,309
Morgan Stanley Capital I Trust, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	519,092	518,875
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, VRN, 3.35%, 11/13/14(2)	800,000	826,420
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 11/1/14(2)	725,000	737,039
VNDO Mortgage Trust, Series 2013-PENN, Class C, VRN, 3.95%, 11/1/14(2)	300,000	311,277
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	65,288	65,322
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $19,251,714)		19,369,365
ASSET-BACKED SECURITIES(4) — 1.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(2)	675,000	680,359
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.57%, 11/7/14(2)	950,000	949,597
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	1,100,000	1,099,803
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.51%, 11/15/14	775,000	776,122
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	475,000	475,476

	Shares/Principal Amount	Value
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.32%, 11/15/14	$1,157,286	$1,157,406
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.55%, 11/10/14(2)	1,125,000	1,125,737
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	269,121	271,810
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	1,302,476	1,296,432
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	1,375,000	1,375,510
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	675,000	675,766
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(2)	700,000	704,570
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(2)	560,000	564,397
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	170,000	171,275
TOTAL ASSET-BACKED SECURITIES (Cost $11,322,798)		11,324,260
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.6%
Brazil — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19	530,000	601,550
Brazilian Government International Bond, 4.875%, 1/22/21	20,000	21,650
Brazilian Government International Bond, 2.625%, 1/5/23	260,000	239,850
		863,050
Canada†
Province of Ontario Canada, 1.00%, 7/22/16	150,000	150,751
Chile†
Chile Government International Bond, 3.25%, 9/14/21	100,000	104,000
Chile Government International Bond, 3.625%, 10/30/42	100,000	90,850
		194,850
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	310,000	331,700
Colombia Government International Bond, 6.125%, 1/18/41	100,000	120,750
		452,450
Italy†
Italy Government International Bond, 6.875%, 9/27/23	220,000	281,252
Mexico — 0.2%
Mexico Government International Bond, 5.625%, 1/15/17	70,000	76,755
Mexico Government International Bond, MTN, 5.95%, 3/19/19	420,000	485,100
Mexico Government International Bond, 5.125%, 1/15/20	330,000	371,250
Mexico Government International Bond, 4.00%, 10/2/23	100,000	104,775
Mexico Government International Bond, 6.05%, 1/11/40	50,000	60,750
Mexico Government International Bond, MTN, 4.75%, 3/8/44	400,000	408,200
		1,506,830
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37	70,000	89,775
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	193,708
		283,483
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	322,125

	Shares/Principal Amount	Value
Philippine Government International Bond, 6.375%, 10/23/34	$150,000	$197,250
		519,375
Poland†
Poland Government International Bond, 5.125%, 4/21/21	140,000	158,375
Poland Government International Bond, 3.00%, 3/17/23	140,000	139,055
		297,430
South Africa†
South Africa Government International Bond, 4.67%, 1/17/24	110,000	114,950
South Korea — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	160,000	168,446
Korea Development Bank (The), 3.25%, 3/9/16	130,000	133,881
Korea Development Bank (The), 4.00%, 9/9/16	110,000	115,517
		417,844
Turkey†
Turkey Government International Bond, 3.25%, 3/23/23	200,000	187,330
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	70,000	61,635
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $5,036,450)		5,331,230
MUNICIPAL SECURITIES — 0.4%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	50,000	60,903
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	75,000	107,953
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	135,000	185,047
California GO, (Building Bonds), 7.55%, 4/1/39	100,000	150,339
California GO, (Building Bonds), 7.30%, 10/1/39	170,000	244,397
California GO, (Building Bonds), 7.60%, 11/1/40	80,000	121,506
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	245,000	242,045
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	100,000	132,773
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	60,000	75,011
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	105,000	142,694
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	60,000	82,529
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	130,000	150,943
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	200,000	293,576
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	95,000	135,256
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	95,000	122,908
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	110,000	122,210
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	87,148
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	55,225
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	245,000	246,225

	Shares/Principal Amount	Value
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	$205,000	$249,586
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	210,000	264,934
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	108,410
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	105,000	132,167
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	120,000	144,289
Texas GO, (Building Bonds), 5.52%, 4/1/39	50,000	63,409
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	23,906
TOTAL MUNICIPAL SECURITIES (Cost $3,110,476)		3,745,389
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.625%, 9/6/24 (Cost $584,684)	590,000	588,626
TEMPORARY CASH INVESTMENTS — 1.2%
SSgA U.S. Government Money Market Fund, Class N (Cost $10,092,865)	10,092,865	10,092,865
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $755,226,288)		870,613,551
OTHER ASSETS AND LIABILITIES — (0.7)%		(5,968,699)
TOTAL NET ASSETS — 100.0%		$864,644,852

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $22,929,647, which represented 2.7% of total net assets.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $755,226,288)	$870,613,551
Receivable for investments sold	327,964
Receivable for capital shares sold	260,305
Dividends and interest receivable	2,320,723
873,522,543

Liabilities
Payable for investments purchased	7,990,364
Payable for capital shares redeemed	252,975
Accrued management fees	634,352
8,877,691

Net Assets	$864,644,852

Net Assets Consist of:
Capital (par value and paid-in surplus)	$689,227,055
Undistributed net investment income	1,319,897
Undistributed net realized gain	58,710,637
Net unrealized appreciation	115,387,263
$864,644,852

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$815,635,764	42,087,568	$19.38
Institutional Class, $0.01 Par Value	$49,009,088	2,527,612	$19.39

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,136)	$9,872,326
Interest	8,617,307
18,489,633
Expenses:
Management fees	7,273,033
Directors' fees and expenses	15,600
Other expenses	1,798
7,290,431

Net investment income (loss)	11,199,202

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	62,893,731
Futures contract transactions	(352,122)
62,541,609

Change in net unrealized appreciation (depreciation) on:
Investments	9,707,721
Futures contracts	88,954
9,796,675

Net realized and unrealized gain (loss)	72,338,284

Net Increase (Decrease) in Net Assets Resulting from Operations	$83,537,486

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$11,199,202	$11,602,232
Net realized gain (loss)	62,541,609	60,523,784
Change in net unrealized appreciation (depreciation)	9,796,675	26,804,162
Net increase (decrease) in net assets resulting from operations	83,537,486	98,930,178

Distributions to Shareholders
From net investment income:
Investor Class	(11,400,287)	(11,454,141)
Institutional Class	(817,811)	(788,061)
From net realized gains:
Investor Class	(54,390,743)	(16,097,790)
Institutional Class	(3,584,868)	(533,588)
Decrease in net assets from distributions	(70,193,709)	(28,873,580)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	82,774,430	69,327,289

Net increase (decrease) in net assets	96,118,207	139,383,887

Net Assets
Beginning of period	768,526,645	629,142,758
End of period	$864,644,852	$768,526,645

Undistributed net investment income	$1,319,897	$1,368,993

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The annual management fee schedule ranges from 0.600% to 0.700% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2014 was 0.90% for the Investor Class and 0.70% for the Institutional Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2014 totaled $562,409,301, of which $93,222,782 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 totaled $520,199,020, of which $84,659,168 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	6,263,780	$117,386,844	7,246,923	$130,710,357
Issued in reinvestment of distributions	3,565,008	64,242,576	1,539,480	26,889,632
Redeemed	(5,340,834)	(100,173,536)	(6,197,053)	(111,531,308)
	4,487,954	81,455,884	2,589,350	46,068,681
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	504,596	9,504,663	2,962,875	53,420,395
Issued in reinvestment of distributions	244,093	4,402,679	74,578	1,321,649
Redeemed	(669,392)	(12,588,796)	(1,718,592)	(31,483,436)
	79,297	1,318,546	1,318,861	23,258,608
Net increase (decrease)	4,567,251	$82,774,430	3,908,211	$69,327,289

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$517,111,423	—	—
Corporate Bonds	—	$95,794,500	—
U.S. Treasury Securities	—	94,612,637	—
U.S. Government Agency Mortgage-Backed Securities	—	92,174,475	—
Collateralized Mortgage Obligations	—	20,468,781	—
Commercial Mortgage-Backed Securities	—	19,369,365	—
Asset-Backed Securities	—	11,324,260	—
Sovereign Governments and Agencies	—	5,331,230	—
Municipal Securities	—	3,745,389	—
U.S. Government Agency Securities	—	588,626	—
Temporary Cash Investments	10,092,865	—	—
	$527,204,288	$343,409,263	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 54 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2014, the effect of interest rate risk derivative instruments on the

Statement of Operations was $(352,122) in net realized gain (loss) on futures contract transactions and $88,954 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$36,593,314	$12,230,900
Long-term capital gains	$33,600,395	$16,642,680

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$757,667,863
Gross tax appreciation of investments	$119,879,346
Gross tax depreciation of investments	(6,933,658)
Net tax appreciation (depreciation) of investments	$112,945,688
Other book-to-tax adjustments	$(88,045)
Undistributed ordinary income	$17,643,734
Accumulated long-term gains	$44,916,420
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$19.19	0.25	1.66	1.91	(0.28)	(1.44)	(1.72)	$19.38	10.76%	0.90%	1.36%	64%	$815,636
2013	$17.41	0.30	2.25	2.55	(0.31)	(0.46)	(0.77)	$19.19	15.21%	0.90%	1.64%	81%	$721,523
2012	$15.96	0.29	1.47	1.76	(0.31)	—	(0.31)	$17.41	11.12%	0.90%	1.75%	82%	$609,476
2011	$15.02	0.29	0.94	1.23	(0.29)	—	(0.29)	$15.96	8.26%	0.90%	1.84%	87%	$511,829
2010	$13.58	0.27	1.44	1.71	(0.27)	—	(0.27)	$15.02	12.70%	0.91%	1.85%	69%	$487,066
Institutional Class
2014	$19.20	0.29	1.65	1.94	(0.31)	(1.44)	(1.75)	$19.39	10.98%	0.70%	1.56%	64%	$49,009
2013	$17.41	0.32	2.28	2.60	(0.35)	(0.46)	(0.81)	$19.20	15.49%	0.70%	1.84%	81%	$47,004
2012	$15.96	0.32	1.47	1.79	(0.34)	—	(0.34)	$17.41	11.34%	0.70%	1.95%	82%	$19,667
2011	$15.02	0.32	0.94	1.26	(0.32)	—	(0.32)	$15.96	8.48%	0.70%	2.04%	87%	$9,736
2010	$13.59	0.29	1.44	1.73	(0.30)	—	(0.30)	$15.02	12.84%	0.71%	2.05%	69%	$6,538

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $9,401,148, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $24,414,036 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $33,600,395, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83996 1412

ANNUAL REPORT	OCTOBER 31, 2014

Capital Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACTIX	15.68%(1)	14.69%(1)	6.48%(1)	6.39%(1)	3/31/99
Russell 1000 Value Index	—	16.46%	16.48%	7.90%	6.53%	—
Institutional Class	ACPIX	15.86%(1)	14.95%(1)	6.70%(1)	6.48%(1)	3/1/02
A Class(2)	ACCVX					5/14/03
No sales charge*		15.32%(1)	14.44%(1)	6.21%(1)	7.70%(1)
With sales charge*		8.66%(1)	13.10%(1)	5.59%(1)	7.14%(1)
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $18,746*

Russell 1000 Value Index — $21,391

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Capital Value returned 15.68%* for the 12 months ended October 31, 2014. By comparison, its benchmark, the Russell 1000 Value Index, returned 16.46%. The fund’s return reflects operating expenses, while the index’s returns do not.

The U.S. equity market posted strong gains during the reporting period, as corporate profit margins remain near all-time highs and revenue growth is steady. Despite the Federal Reserve (Fed) ending its asset purchasing program in October, monetary policy in the U.S. remains very accommodative. The Fed continued its stance that the decision to raise short term rates will be dependent upon both unemployment and inflation data. As labor market conditions have improved, particularly in wage growth, the Fed’s unemployment threshold has been met, but inflation remains below its 2% target. In early 2014, U.S. stocks were somewhat volatile, but still posted gains. A decline in the 10-year U.S. Treasury yield spurred a rally among yield-oriented securities and value stocks outperformed growth stocks for the first quarter. In the second quarter, U.S. stocks posted solid gains as growth continued in the U.S., albeit slowly, inflation ticked up slightly, and employment improved. U.S. stocks were relatively flat for the third quarter, as the Fed continued tapering asset purchases but kept monetary policy stimulative. The quarter was marked by increased geopolitical tensions, but U.S. economic news was mostly positive, offsetting concerns. Reports indicated strong economic growth in the U.S. over the second quarter, and consumer spending was up in August. In this environment, mid-cap stocks outperformed large-cap stocks.

Capital Value underperformed its benchmark. Positions in the information technology, energy, and utilities sectors detracted from relative performance. The portfolio benefited from investments in the industrials, consumer discretionary, consumer staples, and financials sectors.

Information Technology Detracted Overall

Though an overweight position relative to the benchmark in information technology—the strongest-performing sector in the benchmark—added to relative returns, the portfolio was hampered overall by security selection. In the semiconductors and semiconductor equipment industry, eliminating a position in Intel detracted from relative returns as investor anticipation of increased demand in the PC market drove performance for the stock. While PC sales have stabilized, improving results for the company, the team finds its valuation unattractive.

While overall security selection in the group detracted, the sector was also the source of the portfolio’s top contributor, interactive entertainment software company Electronic Arts. The company has managed the transition to new gaming consoles better than its peers.

Energy Slowed Performance

In the energy sector, stock selection and an overweight to the group detracted from relative returns. Falling oil and gas prices have had a broad dampening effect on the sector. The portfolio’s position in oil and gas exploration and production company Oasis Petroleum was a top detractor for the period. The portfolio’s overweight positions in integrated energy name Chevron and exploration and production firm Occidental Petroleum were also among top ten detractors for the period.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Utilities Dampened Results

The portfolio’s underweight to the utilities sector weighed on relative results. The team has maintained the underweight in the sector as it finds utilities susceptible to rising rates and generally overvalued in current conditions.

Industrials Contributed Positively

Stock selection in the industrials sector added significantly to relative performance. An overweight position in General Dynamics was a top contributor. The company’s stock surged in October as it announced higher than anticipated earnings and revenue, along with a backlog in orders for its ships, tanks, and business jets. Southwest Airlines stock gained steadily throughout the period with industry-leading profitability and customer satisfaction amid industry consolidation.

Consumer Discretionary Names Added Value

The portfolio benefited from selection among consumer discretionary stocks, particularly in the hotels, restaurants, and leisure industry. In the specialty retail industry, stock selection and an overweight to the segment were also helpful. Lowe’s reported strong results late in the period, despite concerns about a stall in the housing market recovery. The company showed improved margins, and the team believes the stock is still at a reasonable valuation.

Consumer Staples Boosted Results

In the consumer staples sector, stock selection added value to relative results, especially among food and staples retailing companies, where CVS Health was a top ten contributor. The company has seen growth in revenues and earnings per share and has a solid balance sheet.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of October 31, 2014, Capital Value is broadly diversified, with ongoing overweight positions in the consumer discretionary, financials, and industrials sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and consumer staples.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.9%
Chevron Corp.	3.8%
Johnson & Johnson	3.5%
Wells Fargo & Co.	3.2%
Exxon Mobil Corp.	3.0%
Merck & Co., Inc.	2.2%
Medtronic, Inc.	2.0%
U.S. Bancorp	1.9%
Microsoft Corp.	1.8%
CVS Health Corp.	1.7%

Top Five Industries	% of net assets
Banks	13.9%
Oil, Gas and Consumable Fuels	10.5%
Pharmaceuticals	7.3%
Insurance	6.7%
Capital Markets	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,065.90	$5.21	1.00%
Investor Class (before waiver)	$1,000	$1,065.90(2)	$5.73	1.10%
Institutional Class (after waiver)	$1,000	$1,066.80	$4.17	0.80%
Institutional Class (before waiver)	$1,000	$1,066.80(2)	$4.69	0.90%
A Class (after waiver)	$1,000	$1,063.80	$6.50	1.25%
A Class (before waiver)	$1,000	$1,063.80(2)	$7.02	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Investor Class (before waiver)	$1,000	$1,019.66	$5.60	1.10%
Institutional Class (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Institutional Class (before waiver)	$1,000	$1,020.67	$4.58	0.90%
A Class (after waiver)	$1,000	$1,018.90	$6.36	1.25%
A Class (before waiver)	$1,000	$1,018.40	$6.87	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 5.2%
General Dynamics Corp.	10,140	$1,417,166
Honeywell International, Inc.	15,920	1,530,231
Huntington Ingalls Industries, Inc.	4,080	431,746
Raytheon Co.	11,830	1,228,900
Textron, Inc.	27,210	1,130,031
United Technologies Corp.	23,570	2,521,990
		8,260,064
Airlines — 0.5%
Southwest Airlines Co.	22,330	769,938
Auto Components — 0.4%
Delphi Automotive plc	9,980	688,420
Automobiles — 1.2%
Ford Motor Co.	135,370	1,907,363
Banks — 13.9%
Bank of America Corp.	81,600	1,400,256
Citigroup, Inc.	47,300	2,531,969
Fifth Third Bancorp	27,130	542,329
JPMorgan Chase & Co.	102,810	6,217,949
KeyCorp	59,710	788,172
PNC Financial Services Group, Inc. (The)	29,580	2,555,416
U.S. Bancorp	69,640	2,966,664
Wells Fargo & Co.	95,860	5,089,207
		22,091,962
Beverages — 0.7%
PepsiCo, Inc.	11,710	1,126,151
Biotechnology — 1.3%
Amgen, Inc.	6,870	1,114,177
Gilead Sciences, Inc.(1)	8,650	968,800
		2,082,977
Building Products — 0.5%
Masco Corp.	35,950	793,417
Capital Markets — 6.0%
Ameriprise Financial, Inc.	14,760	1,862,269
Bank of New York Mellon Corp. (The)	12,220	473,158
BlackRock, Inc.	4,250	1,449,718
Goldman Sachs Group, Inc. (The)	11,790	2,239,982
Invesco Ltd.	30,890	1,250,118
Morgan Stanley	25,870	904,157
State Street Corp.	17,230	1,300,176
		9,479,578

10

	Shares	Value
Chemicals — 1.5%
Dow Chemical Co. (The)	23,530	$1,162,382
LyondellBasell Industries NV, Class A	12,390	1,135,296
		2,297,678
Commercial Services and Supplies — 0.3%
Tyco International Ltd.	10,040	431,017
Communications Equipment — 1.8%
Cisco Systems, Inc.	56,350	1,378,885
QUALCOMM, Inc.	19,620	1,540,366
		2,919,251
Consumer Finance — 1.4%
Capital One Financial Corp.	21,680	1,794,454
Synchrony Financial(1)	16,820	454,476
		2,248,930
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(1)	17,100	2,396,736
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	34,570	1,204,419
CenturyLink, Inc.	4,810	199,519
Verizon Communications, Inc.	9,520	478,380
		1,882,318
Electric Utilities — 2.7%
American Electric Power Co., Inc.	11,390	664,492
PPL Corp.	37,000	1,294,630
Westar Energy, Inc.	29,370	1,110,480
Xcel Energy, Inc.	37,040	1,239,729
		4,309,331
Electrical Equipment — 0.8%
Eaton Corp. plc	19,210	1,313,772
Energy Equipment and Services — 2.8%
Halliburton Co.	25,290	1,394,491
National Oilwell Varco, Inc.	20,830	1,513,091
Schlumberger Ltd.	15,870	1,565,734
		4,473,316
Food and Staples Retailing — 2.4%
CVS Health Corp.	32,350	2,775,953
Kroger Co. (The)	18,900	1,052,919
		3,828,872
Health Care Equipment and Supplies — 3.6%
Abbott Laboratories	55,730	2,429,271
Medtronic, Inc.	47,240	3,219,878
		5,649,149
Health Care Providers and Services — 2.1%
Aetna, Inc.	23,150	1,910,106
WellPoint, Inc.	11,530	1,460,736
		3,370,842
Hotels, Restaurants and Leisure — 0.5%
Marriott International, Inc., Class A	9,730	737,048

11

	Shares	Value
Household Durables — 0.7%
Whirlpool Corp.	6,250	$1,075,313
Household Products — 1.4%
Procter & Gamble Co. (The)	24,830	2,166,914
Industrial Conglomerates — 1.4%
General Electric Co.	88,420	2,282,120
Insurance — 6.7%
Allstate Corp. (The)	32,250	2,091,412
American International Group, Inc.	29,880	1,600,672
Chubb Corp. (The)	4,840	480,902
MetLife, Inc.	38,930	2,111,563
Principal Financial Group, Inc.	14,400	754,128
Prudential Financial, Inc.	21,570	1,909,808
Travelers Cos., Inc. (The)	16,590	1,672,272
		10,620,757
IT Services — 0.3%
Sabre Corp.	30,390	522,708
Machinery — 2.1%
Ingersoll-Rand plc	29,860	1,869,833
PACCAR, Inc.	9,630	629,032
Stanley Black & Decker, Inc.	8,830	826,841
		3,325,706
Media — 3.4%
CBS Corp., Class B	5,340	289,535
Comcast Corp., Class A	33,560	1,857,546
Time Warner Cable, Inc.	6,180	909,758
Time Warner, Inc.	28,830	2,291,120
		5,347,959
Metals and Mining — 0.2%
Freeport-McMoRan, Inc.	10,260	292,410
Multiline Retail — 1.8%
Macy's, Inc.	34,240	1,979,757
Target Corp.	15,190	939,046
		2,918,803
Oil, Gas and Consumable Fuels — 10.5%
Chevron Corp.	50,420	6,047,879
Exxon Mobil Corp.	49,380	4,775,540
Imperial Oil Ltd.	30,120	1,449,277
Oasis Petroleum, Inc.(1)	19,370	580,325
Occidental Petroleum Corp.	26,380	2,345,973
Total SA ADR	25,620	1,534,382
		16,733,376
Paper and Forest Products — 0.9%
International Paper Co.	27,060	1,369,777
Pharmaceuticals — 7.3%
Catalent, Inc.(1)	23,701	616,937
Johnson & Johnson	52,160	5,621,805

12

	Shares	Value
Merck & Co., Inc.	60,670	$3,515,220
Pfizer, Inc.	63,230	1,893,738
		11,647,700
Real Estate Investment Trusts (REITs) — 0.8%
Brixmor Property Group, Inc.	34,760	846,753
Camden Property Trust	6,340	486,088
		1,332,841
Semiconductors and Semiconductor Equipment — 2.5%
Applied Materials, Inc.	100,490	2,219,824
Microchip Technology, Inc.	39,960	1,722,676
		3,942,500
Software — 4.3%
Electronic Arts, Inc.(1)	39,410	1,614,628
Microsoft Corp.	61,140	2,870,523
Oracle Corp.	59,930	2,340,266
		6,825,417
Specialty Retail — 1.1%
Lowe's Cos., Inc.	31,110	1,779,492
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc.	4,670	504,360
Western Digital Corp.	9,600	944,352
		1,448,712
Tobacco — 0.7%
Altria Group, Inc.	21,300	1,029,642
Trading Companies and Distributors — 0.4%
United Rentals, Inc.(1)	5,240	576,714
TOTAL COMMON STOCKS (Cost $101,121,240)		158,296,991
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $147,339), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $144,473)		144,472
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $58,948), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $57,789)		57,789
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $118,008), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $115,577)		115,577
SSgA U.S. Government Money Market Fund, Class N	317,912	317,912
TOTAL TEMPORARY CASH INVESTMENTS (Cost $635,750)		635,750
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $101,756,990)		158,932,741
OTHER ASSETS AND LIABILITIES — (0.1)%		(91,625)
TOTAL NET ASSETS — 100.0%		$158,841,116

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,105,483	CAD	1,240,462	JPMorgan Chase Bank N.A.	11/28/14	$5,530
USD	1,253,910	EUR	983,472	UBS AG	11/28/14	21,283
USD	33,986	EUR	26,935	UBS AG	11/28/14	227
						$27,040

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $101,756,990)	$158,932,741
Foreign currency holdings, at value (cost of $27,833)	25,643
Receivable for capital shares sold	95,571
Unrealized appreciation on forward foreign currency exchange contracts	27,040
Dividends and interest receivable	115,953
159,196,948

Liabilities
Payable for capital shares redeemed	226,483
Accrued management fees	128,532
Distribution and service fees payable	817
355,832

Net Assets	$158,841,116

Net Assets Consist of:
Capital (par value and paid-in surplus)	$92,342,457
Undistributed net investment income	1,704,334
Undistributed net realized gain	7,593,724
Net unrealized appreciation	57,200,601
$158,841,116

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$151,714,809	15,621,931	$9.71
Institutional Class, $0.01 Par Value	$3,019,211	309,967	$9.74
A Class, $0.01 Par Value	$4,107,096	424,577	$9.67*
*Maximum offering price $10.26 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15,096)	$3,542,049
Interest	154
3,542,203

Expenses:
Management fees	1,673,695
Distribution and service fees - A Class	9,200
Directors' fees and expenses	2,133
1,685,028
Fees waived	(152,730)
1,532,298

Net investment income (loss)	2,009,905

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,671,367
Foreign currency transactions	157,840
10,829,207

Change in net unrealized appreciation (depreciation) on:
Investments	9,243,668
Translation of assets and liabilities in foreign currencies	(7,360)
9,236,308

Net realized and unrealized gain (loss)	20,065,515

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,075,420

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$2,009,905	$2,240,364
Net realized gain (loss)	10,829,207	8,717,281
Change in net unrealized appreciation (depreciation)	9,236,308	19,768,371
Net increase (decrease) in net assets resulting from operations	22,075,420	30,726,016

Distributions to Shareholders
From net investment income:
Investor Class	(1,920,651)	(2,047,246)
Institutional Class	(51,046)	(67,677)
A Class	(36,557)	(47,388)
Decrease in net assets from distributions	(2,008,254)	(2,162,311)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(6,554,884)	(7,183,934)

Net increase (decrease) in net assets	13,512,282	21,379,771

Net Assets
Beginning of period	145,328,834	123,949,063
End of period	$158,841,116	$145,328,834

Undistributed net investment income	$1,704,334	$1,575,606

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class and the A Class. The A Class may incur an initial sales charge. The A Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

18

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.100% for the Investor Class and A Class. The annual management fee ranges from 0.700% to 0.900% for the Institutional Class. During the year ended October 31, 2014, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2014 was $145,885, $3,165 and $3,680 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2014 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2014 was 1.00% for the Investor Class and A Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $47,120,579 and $53,066,216, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,267,771	$11,567,934	2,309,072	$17,554,839
Issued in reinvestment of distributions	216,834	1,847,429	281,184	1,954,229
Redeemed	(2,174,796)	(19,739,614)	(3,292,554)	(25,061,231)
	(690,191)	(6,324,251)	(702,298)	(5,552,163)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	15,136	134,931	5,270	43,183
Issued in reinvestment of distributions	5,746	49,014	9,357	65,127
Redeemed	(96,090)	(873,186)	(201,020)	(1,492,099)
	(75,208)	(689,241)	(186,393)	(1,383,789)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	183,136	1,647,219	159,663	1,241,709
Issued in reinvestment of distributions	4,248	36,111	6,716	46,609
Redeemed	(134,836)	(1,224,722)	(201,014)	(1,536,300)
	52,548	458,608	(34,635)	(247,982)
Net increase (decrease)	(712,851)	$(6,554,884)	(923,326)	$(7,183,934)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$156,847,714	$1,449,277	—
Temporary Cash Investments	317,912	317,838	—
	$157,165,626	$1,767,115	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$27,040	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,166,961.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $27,040 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $156,515 in net realized gain (loss) on foreign currency transactions and $(5,119) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$2,008,254	$2,162,311
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$103,392,958
Gross tax appreciation of investments	$56,106,977
Gross tax depreciation of investments	(567,194)
Net tax appreciation (depreciation) of investments	55,539,783
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,190)
Net tax appreciation (depreciation)	$55,537,593
Undistributed ordinary income	$1,731,374
Accumulated long-term gains	$9,229,692

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$8.51	0.12	1.20	1.32	(0.12)	$9.71	15.68%	1.00%	1.10%	1.32%	1.22%	31%	$151,715
2013	$6.89	0.13	1.61	1.74	(0.12)	$8.51	25.67%	1.00%	1.10%	1.66%	1.56%	26%	$138,884
2012	$5.96	0.11	0.93	1.04	(0.11)	$6.89	17.80%	1.00%	1.10%	1.76%	1.66%	32%	$117,210
2011	$5.73	0.09	0.23	0.32	(0.09)	$5.96	5.67%	1.00%	1.10%	1.53%	1.43%	37%	$111,188
2010	$5.32	0.09	0.42	0.51	(0.10)	$5.73	9.69%	1.09%	1.11%	1.56%	1.54%	27%	$137,037
Institutional Class
2014	$8.54	0.14	1.20	1.34	(0.14)	$9.74	15.86%	0.80%	0.90%	1.52%	1.42%	31%	$3,019
2013	$6.90	0.15	1.62	1.77	(0.13)	$8.54	26.00%	0.80%	0.90%	1.86%	1.76%	26%	$3,289
2012	$5.97	0.12	0.93	1.05	(0.12)	$6.90	18.00%	0.80%	0.90%	1.96%	1.86%	32%	$3,943
2011	$5.74	0.10	0.24	0.34	(0.11)	$5.97	5.87%	0.80%	0.90%	1.73%	1.63%	37%	$3,618
2010	$5.32	0.10	0.43	0.53	(0.11)	$5.74	10.11%	0.89%	0.91%	1.76%	1.74%	27%	$3,980

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2014	$8.48	0.10	1.19	1.29	(0.10)	$9.67	15.32%	1.25%	1.35%	1.07%	0.97%	31%	$4,107
2013	$6.87	0.11	1.62	1.73	(0.12)	$8.48	25.51%	1.25%	1.35%	1.41%	1.31%	26%	$3,155
2012	$5.95	0.10	0.92	1.02	(0.10)	$6.87	17.37%	1.25%	1.35%	1.51%	1.41%	32%	$2,796
2011	$5.72	0.08	0.23	0.31	(0.08)	$5.95	5.41%	1.25%	1.35%	1.28%	1.18%	37%	$3,326
2010	$5.30	0.07	0.44	0.51	(0.09)	$5.72	9.64%	1.34%	1.36%	1.31%	1.29%	27%	$4,130

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

31

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a one year extension of the existing reduction of the Fund's annual unified management fee of 0.10% (e.g., the Investor Class fee will be reduced from 1.10% to 1.00%) beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

32

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $2,008,254, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84001 1412

ANNUAL REPORT	OCTOBER 31, 2014

Focused Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFSIX	13.75%	14.58%	7.58%	2/28/05
Russell 1000 Growth Index	—	17.11%	17.42%	8.82%	—
Institutional Class	AFGNX	14.06%	14.82%	6.73%	9/28/07
A Class	AFGAX				9/28/07
No sales charge*		13.49%	14.31%	6.25%
With sales charge*		6.93%	12.97%	5.37%
C Class	AFGCX	12.66%	13.44%	5.45%	9/28/07
R Class	AFGRX	13.20%	14.02%	5.98%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made February 28, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $20,276

Russell 1000 Growth Index — $22,653

*From February 28, 2005, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth returned 13.75%* in the 12 months ended October 31, 2014, compared with the 17.11% return of its benchmark, the Russell 1000 Growth Index.

In terms of Focused Growth’s absolute returns, health care shares contributed most. Energy was the only sector to detract in absolute terms. Relative to the benchmark, stock selection made information technology the leading detractor. Stock choices meant consumer staples shares contributed most to relative performance.

Information Technology Positioning Detracted Most

Stock selection decisions in the information technology sector weighed on performance, led by an underweight position in computers and peripherals giant Apple. We had some exposure to the stock, but less than the index, believing it is difficult for Apple to continue to rapidly improve earnings; nevertheless, the stock did well as a result of excitement around new product launches. It also hurt to have no exposure to software giant Microsoft. The company lowered guidance, consistent with our less sanguine outlook for the business. Nevertheless, the stock benefited from price-to-earnings multiple expansion, excitement around moving Office 365 to a subscription model, and the announcement of the Windows 10 operating system. Other notable detractors included semiconductor manufacturer Linear Technology and communications equipment maker Cisco Systems. We eliminated our stakes in Linear and Cisco.

Energy, Consumer Discretionary Also Underperformed

Selection and allocation decisions in the energy and consumer staples discretionary sectors detracted from relative performance. Among energy stocks, positioning among oil, gas, and consumable fuels companies hurt most. North American energy exploration and production firm EOG Resources lagged as energy prices softened. We sold the stock.

In the consumer discretionary space, electronics retailer Best Buy was a key individual detractor. The company made progress on its turnaround in 2013, but reported much weaker-than-expected holiday sales amid a promotional sales environment that failed to drive higher industry demand. The promotions hit both the top line and margins, causing the company to miss earnings and lower future guidance. We eliminated the position. Elsewhere in the sector, Las Vegas Sands underperformed due to poor performance from its Macau property as Chinese economic growth moderated and the quadrennial staging of the World Cup negatively impacted casino visits. We eliminated the position.

Consumer Staples Stocks Helped Most

The leading contribution to relative returns came from positioning in the consumer staples sector. It benefited relative performance to be underrepresented in poor-performing food and staples retailers, personal products companies, and household products makers. At the same time, it helped to hold an overweight position in food products companies, led by a stake in Mead Johnson Nutrition.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Other Notable Contributors

Stock selection meant the health care sector contributed positively to performance. The leading contributor in this space was biotech stock Alexion Pharmaceuticals, which gained on a very strong earnings report and investor enthusiasm for the company’s revised tax structure, which should lead to lower tax rates (and more profits) going forward. Elsewhere, it was beneficial to be underrepresented in the comparatively poor-performing telecommunication services space.

In terms of individual contributors to relative performance, hotelier Marriott International enjoyed solid profit growth as room capacity and rates are attractive after years of little or no room growth in the industry. Software maker Electronic Arts benefited from continued margin expansion, and better-than-expected sales of new games. Rail transportation company Union Pacific was another notable contributor to relative return. Because new sources of crude oil often don’t have a pipeline infrastructure to the coasts, rail has emerged as a necessary means of crude transport. Additionally, railroads are seeing sharp increases in volumes of sand used in hydraulic fracturing.

In addition, it helped to have no exposure to Amazon.com, a component of the benchmark. The internet retailer is struggling with rising capital expenditures, falling margins, and investor concern about the company’s profitability. Similarly, it was beneficial to avoid information technology services firm International Business Machines, which underperformed after reporting disappointing revenues and the departure of its CEO. Among other notable individual contributors to performance were stakes in textiles and apparel manufacturer Hanesbrands and data storage provider SanDisk. Both positions were eliminated during the period.

Current Positioning

We understand that investors use the Focused Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the Focused Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2014, the industrials, consumer discretionary, and health care sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in telecommunication services, consumer staples, and financials shares. Information technology shares remained the portfolio’s single largest sector allocation on an absolute basis.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Visa, Inc., Class A	4.2%
PepsiCo, Inc.	4.1%
Walt Disney Co. (The)	4.0%
Comcast Corp., Class A	3.8%
Oracle Corp.	3.7%
Honeywell International, Inc.	3.3%
Johnson & Johnson	3.1%
C.R. Bard, Inc.	3.1%
AutoZone, Inc.	3.0%
Expedia, Inc.	3.0%

Top Five Industries	% of net assets
Media	7.8%
Aerospace and Defense	7.7%
Software	7.5%
Internet Software and Services	6.9%
IT Services	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Exchange-Traded Funds	0.1%
Total Equity Exposure	98.4%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.10	$5.22	1.00%
Institutional Class	$1,000	$1,073.20	$4.18	0.80%
A Class	$1,000	$1,069.80	$6.52	1.25%
C Class	$1,000	$1,066.10	$10.42	2.00%
R Class	$1,000	$1,068.70	$7.82	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 7.7%
Boeing Co. (The)	3,233	$403,834
Honeywell International, Inc.	6,018	578,450
Lockheed Martin Corp.	1,844	351,411
		1,333,695
Airlines — 1.3%
Alaska Air Group, Inc.	4,099	218,190
Automobiles — 1.2%
Harley-Davidson, Inc.	3,166	208,006
Banks — 2.8%
SunTrust Banks, Inc.	12,389	484,906
Beverages — 4.1%
PepsiCo, Inc.	7,472	718,582
Biotechnology — 4.8%
Alexion Pharmaceuticals, Inc.(1)	2,209	422,714
Biogen Idec, Inc.(1)	308	98,893
Incyte Corp.(1)	4,520	303,111
		824,718
Capital Markets — 1.3%
Franklin Resources, Inc.	3,264	181,511
Invesco Ltd.	1,148	46,460
		227,971
Chemicals — 0.3%
Sherwin-Williams Co. (The)	252	57,849
Commercial Services and Supplies — 1.0%
Tyco International Ltd.	3,887	166,869
Communications Equipment — 0.3%
QUALCOMM, Inc.	637	50,011
Electrical Equipment — 0.2%
Generac Holdings, Inc.(1)	789	35,773
Energy Equipment and Services — 1.0%
Baker Hughes, Inc.	3,418	181,017
Food Products — 3.8%
Hershey Co. (The)	1,516	145,399
Mead Johnson Nutrition Co.	5,141	510,553
		655,952
Health Care Equipment and Supplies — 4.0%
C.R. Bard, Inc.	3,267	535,690
DexCom, Inc.(1)	3,658	164,427
		700,117
Health Care Providers and Services — 2.8%
Cardinal Health, Inc.	6,240	489,715
Hotels, Restaurants and Leisure — 2.9%
Marriott International, Inc., Class A	6,744	510,858

10

	Shares	Value
Internet and Catalog Retail — 3.0%
Expedia, Inc.	6,054	$514,408
Internet Software and Services — 6.9%
eBay, Inc.(1)	3,101	162,803
Facebook, Inc., Class A(1)	4,458	334,305
Google, Inc., Class A(1)	632	358,894
Yelp, Inc.(1)	5,840	350,400
		1,206,402
IT Services — 5.7%
Teradata Corp.(1)	6,457	273,260
Visa, Inc., Class A	2,995	723,083
		996,343
Machinery — 3.8%
Caterpillar, Inc.	1,829	185,479
Parker-Hannifin Corp.	2,478	314,780
WABCO Holdings, Inc.(1)	1,570	152,887
		653,146
Media — 7.8%
Comcast Corp., Class A	11,929	660,270
Walt Disney Co. (The)	7,593	693,849
		1,354,119
Multiline Retail — 1.9%
Macy's, Inc.	5,842	337,784
Oil, Gas and Consumable Fuels — 3.5%
Concho Resources, Inc.(1)	205	22,351
Exxon Mobil Corp.	4,931	476,877
Occidental Petroleum Corp.	1,176	104,582
		603,810
Pharmaceuticals — 5.1%
Johnson & Johnson	5,076	547,091
Teva Pharmaceutical Industries Ltd. ADR	5,914	333,964
		881,055
Road and Rail — 2.5%
Union Pacific Corp.	3,651	425,159
Semiconductors and Semiconductor Equipment — 2.8%
Broadcom Corp., Class A	11,456	479,777
Software — 7.5%
Electronic Arts, Inc.(1)	11,634	476,645
Oracle Corp.	16,440	641,982
Splunk, Inc.(1)	2,902	191,764
		1,310,391
Specialty Retail — 5.6%
AutoZone, Inc.(1)	937	518,648
Bed Bath & Beyond, Inc.(1)	4,739	319,125
Gap, Inc. (The)	3,626	137,389
		975,162
Wireless Telecommunication Services — 2.7%
SBA Communications Corp., Class A(1)	4,155	466,731
TOTAL COMMON STOCKS (Cost $13,986,373)		17,068,516

11

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.1%
iShares Russell 1000 Growth Index Fund (Cost $16,854)	185	$17,383
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $68,861), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $67,521)		67,521
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $27,550), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $27,009)		27,009
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $55,153), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $54,017)		54,017
SSgA U.S. Government Money Market Fund, Class N	148,581	148,581
TOTAL TEMPORARY CASH INVESTMENTS (Cost $297,128)		297,128
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $14,300,355)		17,383,027
OTHER ASSETS AND LIABILITIES — (0.1)%		(9,656)
TOTAL NET ASSETS — 100.0%		$17,373,371

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $14,300,355)	$17,383,027
Receivable for investments sold	375,509
Receivable for capital shares sold	1,972
Dividends and interest receivable	1,716
17,762,224

Liabilities
Payable for investments purchased	374,392
Accrued management fees	13,906
Distribution and service fees payable	555
388,853

Net Assets	$17,373,371

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,742,449
Undistributed net investment income	41,472
Undistributed net realized gain	3,506,778
Net unrealized appreciation	3,082,672
$17,373,371

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$15,906,130	1,055,125	$15.08
Institutional Class, $0.01 Par Value	$39,673	2,628	$15.10
A Class, $0.01 Par Value	$933,212	62,109	$15.03*
C Class, $0.01 Par Value	$377,501	26,000	$14.52
R Class, $0.01 Par Value	$116,855	7,826	$14.93
*Maximum offering price $15.95 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $348)	$237,863
Interest	40
237,903

Expenses:
Management fees	172,191
Distribution and service fees:
A Class	2,398
C Class	4,154
R Class	826
Directors' fees and expenses	187
Other expenses	63
179,819

Net investment income (loss)	58,084

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	3,833,059
Change in net unrealized appreciation (depreciation) on investments	(1,675,354)

Net realized and unrealized gain (loss)	2,157,705

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,215,789

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$58,084	$99,163
Net realized gain (loss)	3,833,059	2,560,514
Change in net unrealized appreciation (depreciation)	(1,675,354)	1,112,666
Net increase (decrease) in net assets resulting from operations	2,215,789	3,772,343

Distributions to Shareholders
From net investment income:
Investor Class	(64,380)	(98,934)
Institutional Class	(216)	(210)
A Class	(1,153)	(5,216)
C Class	—	(1,351)
R Class	—	(3,125)
From net realized gains:
Investor Class	(1,657,959)	—
Institutional Class	(3,744)	—
A Class	(75,832)	—
C Class	(48,564)	—
R Class	(11,461)	—
Decrease in net assets from distributions	(1,863,309)	(108,836)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(613,458)	(2,130,667)

Net increase (decrease) in net assets	(260,978)	1,532,840

Net Assets
Beginning of period	17,634,349	16,101,509
End of period	$17,373,371	$17,634,349

Undistributed net investment income	$41,472	$53,306

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

16

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class and 0.600% to 0.800% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2014 was 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $16,501,514 and $18,940,855, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	83,756	$1,199,614	106,961	$1,348,320
Issued in reinvestment of distributions	126,729	1,704,510	7,954	97,837
Redeemed	(207,315)	(2,973,387)	(214,810)	(2,875,301)
	3,170	(69,263)	(99,895)	(1,429,144)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	295	3,960	17	210
A Class/Shares Authorized	10,000,000		10,000,000
Sold	31,298	441,244	1,156	14,867
Issued in reinvestment of distributions	5,575	74,867	414	5,093
Redeemed	(26,665)	(378,220)	(64,494)	(794,634)
	10,208	137,891	(62,924)	(774,674)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	3,194	45,140	19,412	246,001
Issued in reinvestment of distributions	3,058	39,961	86	1,041
Redeemed	(10,239)	(139,779)	(15,979)	(211,475)
	(3,987)	(54,678)	3,519	35,567
R Class/Shares Authorized	10,000,000		10,000,000
Sold	436	6,356	2,708	36,786
Issued in reinvestment of distributions	856	11,461	255	3,125
Redeemed	(42,964)	(649,185)	(198)	(2,537)
	(41,672)	(631,368)	2,765	37,374
Net increase (decrease)	(31,986)	$(613,458)	(156,518)	$(2,130,667)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$17,068,516	—	—
Exchange-Traded Funds	17,383	—	—
Temporary Cash Investments	148,581	$148,547	—
	$17,234,480	$148,547	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$65,749	$108,836
Long-term capital gains	$1,797,560	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $278,387, undistributed net investment income $(4,169), and undistributed net realized gain $(274,218).

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$14,339,421
Gross tax appreciation of investments	$3,132,108
Gross tax depreciation of investments	(88,502)
Net tax appreciation (depreciation) of investments	$3,043,606
Undistributed ordinary income	$252,139
Accumulated long-term gains	$3,335,177

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$14.89	0.05	1.80	1.85	(0.06)	(1.60)	(1.66)	$15.08	13.75%	1.00%	0.38%	97%	$15,906
2013	$12.00	0.08	2.89	2.97	(0.08)	—	(0.08)	$14.89	24.93%	1.00%	0.64%	73%	$15,664
2012	$10.70	0.08	1.28	1.36	(0.06)	—	(0.06)	$12.00	12.78%	1.01%	0.70%	59%	$13,828
2011	$10.17	0.06	0.53	0.59	(0.06)	—	(0.06)	$10.70	5.76%	1.00%	0.54%	91%	$14,335
2010	$8.73	0.04	1.40	1.44	—(3)	—	—(3)	$10.17	16.54%	1.02%	0.38%	66%	$12,739
Institutional Class
2014	$14.91	0.08	1.80	1.88	(0.09)	(1.60)	(1.69)	$15.10	14.06%	0.80%	0.58%	97%	$40
2013	$12.01	0.11	2.88	2.99	(0.09)	—	(0.09)	$14.91	25.06%	0.80%	0.84%	73%	$35
2012	$10.70	0.10	1.29	1.39	(0.08)	—	(0.08)	$12.01	13.09%	0.81%	0.90%	59%	$28
2011	$10.17	0.08	0.53	0.61	(0.08)	—	(0.08)	$10.70	5.98%	0.80%	0.74%	91%	$25
2010	$8.73	0.05	1.41	1.46	(0.02)	—	(0.02)	$10.17	16.77%	0.82%	0.58%	66%	$23
A Class
2014	$14.84	0.02	1.79	1.81	(0.02)	(1.60)	(1.62)	$15.03	13.49%	1.25%	0.13%	97%	$933
2013	$11.99	0.05	2.88	2.93	(0.08)	—	(0.08)	$14.84	24.53%	1.25%	0.39%	73%	$770
2012	$10.68	0.05	1.29	1.34	(0.03)	—	(0.03)	$11.99	12.62%	1.26%	0.45%	59%	$1,376
2011	$10.15	0.04	0.52	0.56	(0.03)	—	(0.03)	$10.68	5.51%	1.25%	0.29%	91%	$1,040
2010	$8.74	0.01	1.40	1.41	—	—	—	$10.15	16.27%	1.27%	0.13%	66%	$501

21

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$14.47	(0.09)	1.74	1.65	—	(1.60)	(1.60)	$14.52	12.66%	2.00%	(0.62)%	97%	$378
2013	$11.75	(0.05)	2.82	2.77	(0.05)	—	(0.05)	$14.47	23.65%	2.00%	(0.36)%	73%	$434
2012	$10.52	(0.03)	1.26	1.23	—	—	—	$11.75	11.69%	2.01%	(0.30)%	59%	$311
2011	$10.05	(0.05)	0.52	0.47	—	—	—	$10.52	4.68%	2.00%	(0.46)%	91%	$346
2010	$8.71	(0.06)	1.40	1.34	—	—	—	$10.05	15.38%	2.02%	(0.62)%	66%	$131
R Class
2014	$14.77	0.02	1.74	1.76	—	(1.60)	(1.60)	$14.93	13.20%	1.50%	(0.12)%	97%	$117
2013	$11.95	0.02	2.87	2.89	(0.07)	—	(0.07)	$14.77	24.27%	1.50%	0.14%	73%	$731
2012	$10.65	0.02	1.29	1.31	(0.01)	—	(0.01)	$11.95	12.29%	1.51%	0.20%	59%	$558
2011	$10.12	0.01	0.52	0.53	—(3)	—	—(3)	$10.65	5.26%	1.50%	0.04%	91%	$480
2010	$8.73	(0.01)	1.40	1.39	—	—	—	$10.12	15.92%	1.52%	(0.12)%	66%	$24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

23

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

28

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to certain adjustments regarding the breakpoints in the Fund's unified management fee schedule, including changing the number of breakpoints and the investment amount that applies to each breakpoint, beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

29

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $65,749, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,292 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $2,055,486, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

The fund utilized earnings and profits of $278,387 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84000 1412

ANNUAL REPORT	OCTOBER 31, 2014

Fundamental Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
A Class	AFDAX				11/30/04
No sales charge*		16.76%	16.12%	9.42%
With sales charge*		10.05%	14.76%	8.77%
S&P 500 Index	—	17.27%	16.68%	7.84%	—
Investor Class	AFDIX	17.06%	16.42%	9.39%	7/29/05
Institutional Class	AFEIX	17.29%	16.65%	9.61%	7/29/05
B Class	AFDBX				11/30/04
No sales charge*		15.91%	15.25%	8.59%
With sales charge*		11.91%	15.14%	8.59%
C Class	AFDCX	15.90%	15.26%	8.60%	11/30/04
R Class	AFDRX	16.45%	15.83%	8.84%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
A Class — $23,032

S&P 500 Index — $21,145

*	From November 30, 2004, the A Class’s inception date. Not annualized. The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary
Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 17.06%* for the 12 months ended October 31, 2014, compared with the 17.27% return of the portfolio’s benchmark, the S&P 500 Index.

U.S. stock indices delivered solid returns during the reporting period. Within the S&P 500 Index, health care was the top-performing sector on a total-return basis, gaining nearly 30%. Information technology also outpaced the benchmark average, returning nearly 26%. Utilities and financials also outperformed the benchmark average. No sectors lost ground, although energy, telecommunication services, and consumer discretionary posted more modest, single-digit returns.

Fundamental Equity received positive contributions to absolute return from all sectors, led by information technology and health care. Telecommunication services, utilities, and energy contributed the least. Stock decisions in the health care and information technology sectors detracted most from performance relative to the S&P 500. Stock selection in the consumer staples, industrials, and consumer discretionary sectors aided results versus the benchmark.

Health Care and Information Technology Led Detractors

Stock selection in the health care sector was the largest source of underperformance for the portfolio, driven by positioning among pharmaceuticals firms. Major detractors in the sector included Pfizer, which declined after AstraZeneca rejected its takeover bid. Not owning pharmaceutical company Allergan detracted as its shares appreciated after the company became the object of a buyout offer from Valeant Pharmaceuticals.

The information technology sector also hampered relative performance, largely due to stock choices. An overweight allocation to communication chipmaker QUALCOMM detracted as the company suffered from a competitive business environment, issues with royalty payments, and slower growth in China. An underweight position in software giant Microsoft also detracted. The company lowered guidance, consistent with our less sanguine outlook for the business. Nevertheless, the stock benefited from multiple expansion, excitement around moving Office365 to a subscription model, and the announcement of the Windows 10 operating system.

On an individual security basis, Occidental Petroleum was a significant relative detractor. Like other oil and gas exploration firms, Occidental suffered from the sharp decline in oil prices. Other notable individual detractors included aerospace giant Boeing, specialty retailer Pier 1 Imports, moneycenter bank Citigroup, and media company Viacom.

Consumer Staples and Industrials Holdings Aided Results

Stock decisions in the consumer staples sector contributed most to relative performance, driven by positioning in the food and staples retailing and food products industries. An overweight allocation to grocery chain Kroger was a key contributor. The company reported strong earnings and sales growth, increased its dividend, and raised guidance. Avoiding benchmark component Whole Foods also benefited results, as investors were concerned about the grocery chain’s price-reduction strategy on its margins. Other key contributors in the sector were soft drink manufacturer Dr Pepper Snapple Group and specialty coffee and tea company Keurig Green Mountain. We ultimately eliminated our stake in Keurig.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The industrials sector provided solid contributions due to stock selection in the aerospace and defense and road and rail industries. An overweight to rail transportation company Union Pacific contributed positively. Because new sources of crude often don’t have a pipeline infrastructure to the coasts, rail has emerged as an important means of crude transport. In the aerospace and defense segment, shares of General Dynamics rose steadily this year, as did those of Lockheed Martin and Northrop Grumman.

Elsewhere, one of the leading individual contributors to relative results came from having no exposure to Amazon.com, a component of the benchmark. The internet retailer is struggling with rising capital expenditures, falling margins, and investor concern about the company’s profitability. In the materials sector, an overweight in chemicals firm LyondellBasell Industries was a leading contributor thanks to improving pricing for its products and cost advantages resulting from access to cheaper feedstocks. It was also beneficial to be underrepresented in shares of industrial conglomerate General Electric and information technology services firm International Business Machines. We eventually eliminated our position in IBM.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. We use a quantitative model that combines fundamental measures of a stock's value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk.

As of October 31, 2014, the fund’s largest sector overweight was in information technology, driven by positioning among communications equipment and computers and peripherals companies. The key underweight was in financials, resulting primarily from limited exposure to diversified financial services firms and real estate investment trusts. Regardless of market conditions, we will remain focused on our methodology of identifying attractively valued companies with growth characteristics.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.8%
Apple, Inc.	3.8%
Wells Fargo & Co.	2.8%
JPMorgan Chase & Co.	2.6%
Pfizer, Inc.	2.3%
Johnson & Johnson	2.2%
Comcast Corp., Class A	2.1%
Home Depot, Inc. (The)	1.9%
Visa, Inc., Class A	1.8%
Union Pacific Corp.	1.8%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.9%
Banks	6.4%
Pharmaceuticals	5.6%
Technology Hardware, Storage and Peripherals	5.1%
Media	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1) 5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,085.10	$5.26	1.00%
Institutional Class	$1,000	$1,086.40	$4.21	0.80%
A Class	$1,000	$1,084.30	$6.57	1.25%
B Class	$1,000	$1,079.80	$10.48	2.00%
C Class	$1,000	$1,080.40	$10.49	2.00%
R Class	$1,000	$1,082.60	$7.87	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 3.6%
Boeing Co. (The)	7,277	$908,970
General Dynamics Corp.	16,550	2,313,028
Lockheed Martin Corp.	14,272	2,719,815
Northrop Grumman Corp.	15,237	2,102,096
Raytheon Co.	1,227	127,461
		8,171,370
Airlines — 0.8%
Delta Air Lines, Inc.	43,538	1,751,534
Banks — 6.4%
BancorpSouth, Inc.	8,750	201,512
Citigroup, Inc.	33,554	1,796,146
JPMorgan Chase & Co.	100,368	6,070,257
KeyCorp	16,838	222,262
Wells Fargo & Co.	122,128	6,483,775
		14,773,952
Beverages — 2.0%
Coca-Cola Enterprises, Inc.	15,920	690,132
Dr Pepper Snapple Group, Inc.	28,430	1,968,778
PepsiCo, Inc.	19,996	1,923,015
		4,581,925
Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc.(1)	850	162,656
Amgen, Inc.	7,817	1,267,761
Biogen Idec, Inc.(1)	10,956	3,517,753
Gilead Sciences, Inc.(1)	29,370	3,289,440
Regeneron Pharmaceuticals, Inc.(1)	638	251,193
		8,488,803
Capital Markets — 1.8%
Ameriprise Financial, Inc.	11,305	1,426,352
BlackRock, Inc.	1,748	596,260
Franklin Resources, Inc.	11,793	655,809
Goldman Sachs Group, Inc. (The)	943	179,160
Legg Mason, Inc.	24,651	1,281,852
		4,139,433
Chemicals — 2.8%
CF Industries Holdings, Inc.	6,643	1,727,180
Dow Chemical Co. (The)	10,640	525,616
Eastman Chemical Co.	1,735	140,153
LyondellBasell Industries NV, Class A	8,403	769,967
PPG Industries, Inc.	9,490	1,933,018
Sherwin-Williams Co. (The)	5,897	1,353,716
		6,449,650

10

	Shares	Value
Commercial Services and Supplies — 0.3%
Deluxe Corp.	1,528	$92,903
Tyco International Ltd.	11,438	491,033
		583,936
Communications Equipment — 4.2%
ARRIS Group, Inc.(1)	9,138	274,323
Cisco Systems, Inc.	158,250	3,872,377
Harris Corp.	1,560	108,576
Motorola Solutions, Inc.	23,028	1,485,306
QUALCOMM, Inc.	49,506	3,886,716
		9,627,298
Construction and Engineering — 0.3%
EMCOR Group, Inc.	6,304	278,196
Fluor Corp.	4,709	312,395
		590,591
Diversified Consumer Services — 0.3%
H&R Block, Inc.	22,926	740,739
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	883	123,761
McGraw-Hill Cos., Inc. (The)	11,876	1,074,541
Moody's Corp.	4,856	481,861
		1,680,163
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	66,933	2,331,946
CenturyLink, Inc.	42,508	1,763,232
Level 3 Communications, Inc.(1)	2,048	96,072
Verizon Communications, Inc.	17,149	861,737
		5,052,987
Electric Utilities — 1.1%
Edison International	8,622	539,565
Entergy Corp.	14,949	1,256,015
Xcel Energy, Inc.	22,053	738,114
		2,533,694
Electrical Equipment — 0.2%
Emerson Electric Co.	5,639	361,234
Electronic Equipment, Instruments and Components — 0.1%
Belden, Inc.	2,612	185,948
Energy Equipment and Services — 2.0%
Cameron International Corp.(1)	6,963	414,647
Diamond Offshore Drilling, Inc.	14,546	548,530
Nabors Industries Ltd.	4,445	79,343
National Oilwell Varco, Inc.	10,789	783,713
Patterson-UTI Energy, Inc.	4,864	112,018
Schlumberger Ltd.	26,390	2,603,637
		4,541,888
Food and Staples Retailing — 3.4%
CVS Health Corp.	43,485	3,731,448
Kroger Co. (The)	56,680	3,157,643
Safeway, Inc.	11,052	385,272

11

	Shares	Value
SUPERVALU, Inc.(1)	46,130	$398,102
		7,672,465
Food Products — 2.5%
Archer-Daniels-Midland Co.	4,585	215,495
ConAgra Foods, Inc.	17,591	604,251
General Mills, Inc.	25,496	1,324,772
Pinnacle Foods, Inc.	21,311	720,312
Tyson Foods, Inc., Class A	68,910	2,780,518
		5,645,348
Health Care Equipment and Supplies — 1.8%
Abbott Laboratories	41,475	1,807,895
Boston Scientific Corp.(1)	20,072	266,556
C.R. Bard, Inc.	1,781	292,031
CareFusion Corp.(1)	10,710	614,433
Covidien plc	1,399	129,323
Intuitive Surgical, Inc.(1)	296	146,757
Medtronic, Inc.	6,181	421,297
ResMed, Inc.	358	18,695
Stryker Corp.	5,187	454,018
		4,151,005
Health Care Providers and Services — 2.9%
Aetna, Inc.	14,354	1,184,349
AmerisourceBergen Corp.	20,758	1,772,941
Cardinal Health, Inc.	18,260	1,433,045
Cigna Corp.	12,114	1,206,191
Express Scripts Holding Co.(1)	14,203	1,091,074
		6,687,600
Hotels, Restaurants and Leisure — 1.2%
Bally Technologies, Inc.(1)	264	21,225
Brinker International, Inc.	12,639	677,956
Cheesecake Factory, Inc. (The)	2,863	131,526
Las Vegas Sands Corp.	5,264	327,737
Wyndham Worldwide Corp.	13,540	1,051,652
Wynn Resorts Ltd.	3,212	610,312
		2,820,408
Household Products — 1.2%
Energizer Holdings, Inc.	564	69,175
Kimberly-Clark Corp.	22,745	2,599,071
		2,668,246
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	25,091	353,030
NRG Energy, Inc.	2,248	67,395
		420,425
Industrial Conglomerates — 0.4%
3M Co.	4,803	738,557
General Electric Co.	9,438	243,595
		982,152
Insurance — 3.8%
Aflac, Inc.	15,574	930,235
American Financial Group, Inc.	3,383	202,405

12

	Shares	Value
American International Group, Inc.	31,715	$1,698,973
Assurant, Inc.	8,438	575,640
MetLife, Inc.	16,930	918,283
Principal Financial Group, Inc.	1,343	70,333
Travelers Cos., Inc. (The)	35,328	3,561,062
Unum Group	22,095	739,299
		8,696,230
Internet and Catalog Retail — 0.8%
Expedia, Inc.	15,982	1,357,990
Liberty Interactive Corp., Class A(1)	8,715	227,810
Liberty Ventures(1)	1,239	43,489
Priceline Group, Inc. (The)(1)	194	234,005
		1,863,294
Internet Software and Services — 3.1%
Facebook, Inc., Class A(1)	42,966	3,222,020
Google, Inc., Class A(1)	3,428	1,946,658
Google, Inc., Class C(1)	1,491	833,588
IAC/InterActiveCorp	1,924	130,236
VeriSign, Inc.(1)	7,635	456,268
Yelp, Inc.(1)	9,124	547,440
		7,136,210
IT Services — 3.7%
Alliance Data Systems Corp.(1)	3,190	903,886
Computer Sciences Corp.	5,041	304,476
MasterCard, Inc., Class A	26,585	2,226,494
Visa, Inc., Class A	17,056	4,117,830
Western Union Co. (The)	49,561	840,555
Xerox Corp.	10,275	136,452
		8,529,693
Life Sciences Tools and Services — 0.2%
Agilent Technologies, Inc.	9,145	505,536
Machinery — 3.2%
Caterpillar, Inc.	21,518	2,182,140
Cummins, Inc.	17,954	2,624,516
Dover Corp.	27,120	2,154,413
Flowserve Corp.	2,457	167,051
Parker-Hannifin Corp.	1,725	219,127
		7,347,247
Media — 4.2%
Comcast Corp., Class A	86,677	4,797,572
Omnicom Group, Inc.	4,959	356,354
Time Warner Cable, Inc.	1,322	194,612
Time Warner, Inc.	18,685	1,484,897
Viacom, Inc., Class B	23,486	1,706,962
Walt Disney Co. (The)	12,189	1,113,831
		9,654,228
Multi-Utilities — 1.1%
Ameren Corp.	21,671	917,550
CenterPoint Energy, Inc.	5,477	134,461
DTE Energy Co.	6,083	499,779

13

	Shares	Value
PG&E Corp.	14,429	$726,067
Public Service Enterprise Group, Inc.	7,213	297,969
		2,575,826
Multiline Retail — 1.4%
Big Lots, Inc.	9,042	412,767
Dillard's, Inc., Class A	1,714	181,273
Kohl's Corp.	7,489	406,053
Macy's, Inc.	21,880	1,265,102
Target Corp.	16,616	1,027,201
		3,292,396
Oil, Gas and Consumable Fuels — 7.9%
Apache Corp.	3,190	246,268
Chesapeake Energy Corp.	10,777	239,034
Chevron Corp.	7,481	897,346
ConocoPhillips	35,003	2,525,467
EOG Resources, Inc.	3,258	309,673
Exxon Mobil Corp.	89,409	8,646,744
HollyFrontier Corp.	12,635	573,376
Murphy Oil Corp.	5,736	306,245
Occidental Petroleum Corp.	41,726	3,710,693
Valero Energy Corp.	13,532	677,818
		18,132,664
Paper and Forest Products — 0.8%
International Paper Co.	36,968	1,871,320
Pharmaceuticals — 5.6%
AbbVie, Inc.	3,227	204,785
Eli Lilly & Co.	23,862	1,582,767
Hospira, Inc.(1)	3,539	190,044
Johnson & Johnson	47,712	5,142,399
Mylan, Inc.(1)	10,111	541,444
Pfizer, Inc.	173,831	5,206,239
		12,867,678
Professional Services — 0.1%
Equifax, Inc.	2,926	221,615
Real Estate Investment Trusts (REITs) — 1.1%
Annaly Capital Management, Inc.	18,122	206,772
CBL & Associates Properties, Inc.	4,828	92,360
Digital Realty Trust, Inc.	1,404	96,862
Host Hotels & Resorts, Inc.	11,435	266,550
Prologis, Inc.	2,830	117,869
Public Storage	7,364	1,357,480
Simon Property Group, Inc.	1,061	190,142
Weyerhaeuser Co.	4,399	148,950
		2,476,985
Road and Rail — 1.9%
Con-way, Inc.	2,208	95,761
Ryder System, Inc.	2,686	237,630
Union Pacific Corp.	34,550	4,023,348
		4,356,739

14

	Shares	Value
Semiconductors and Semiconductor Equipment — 1.7%
Altera Corp.	3,381	$116,205
First Solar, Inc.(1)	3,914	230,535
KLA-Tencor Corp.	14,604	1,155,907
Marvell Technology Group Ltd.	28,507	383,134
Micron Technology, Inc.(1)	18,770	621,099
NVIDIA Corp.	25,424	496,785
Texas Instruments, Inc.	15,294	759,500
Xilinx, Inc.	3,144	139,845
		3,903,010
Software — 3.5%
Electronic Arts, Inc.(1)	22,069	904,167
Microsoft Corp.	59,707	2,803,244
Oracle Corp.	61,060	2,384,393
Red Hat, Inc.(1)	5,396	317,932
Symantec Corp.	60,060	1,490,689
		7,900,425
Specialty Retail — 3.0%
AutoZone, Inc.(1)	660	365,323
Bed Bath & Beyond, Inc.(1)	1,073	72,256
Gap, Inc. (The)	34,439	1,304,894
Home Depot, Inc. (The)	43,728	4,264,354
Lowe's Cos., Inc.	9,399	537,623
Murphy USA, Inc.(1)	879	50,367
Pier 1 Imports, Inc.	3,374	43,524
Ross Stores, Inc.	907	73,213
TJX Cos., Inc. (The)	4,162	263,538
		6,975,092
Technology Hardware, Storage and Peripherals — 5.1%
Apple, Inc.	79,933	8,632,764
EMC Corp.	21,471	616,862
Hewlett-Packard Co.	65,776	2,360,043
Western Digital Corp.	1,861	183,066
		11,792,735
Textiles, Apparel and Luxury Goods — 0.5%
Coach, Inc.	2,841	97,674
Ralph Lauren Corp.	6,718	1,107,395
		1,205,069
Thrifts and Mortgage Finance†
Hudson City Bancorp., Inc.	6,919	66,768
Tobacco — 0.5%
Altria Group, Inc.	3,053	147,582
Lorillard, Inc.	15,984	983,016
		1,130,598
TOTAL COMMON STOCKS (Cost $155,296,097)		227,804,152

15

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $405,363), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $397,478)		$397,476
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $162,179), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $158,991)		158,990
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $324,668), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $317,981)		317,980
SSgA U.S. Government Money Market Fund, Class N	874,645	874,645
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,749,091)		1,749,091
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $157,045,188)		229,553,243
OTHER ASSETS AND LIABILITIES — (0.1)%		(264,789)
TOTAL NET ASSETS — 100.0%		$229,288,454

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $157,045,188)	$229,553,243
Receivable for capital shares sold	31,371
Dividends and interest receivable	148,897
229,733,511

Liabilities
Payable for capital shares redeemed	220,789
Accrued management fees	182,385
Distribution and service fees payable	41,883
445,057

Net Assets	$229,288,454

Net Assets Consist of:
Capital (par value and paid-in surplus)	$207,301,953
Undistributed net investment income	1,664,108
Accumulated net realized loss	(52,185,662)
Net unrealized appreciation	72,508,055
$229,288,454

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$77,014,634	3,614,845	$21.31
Institutional Class, $0.01 Par Value	$10,731,056	502,191	$21.37
A Class, $0.01 Par Value	$116,461,709	5,486,231	$21.23*
B Class, $0.01 Par Value	$3,009,830	144,493	$20.83
C Class, $0.01 Par Value	$16,777,295	805,157	$20.84
R Class, $0.01 Par Value	$5,293,930	250,731	$21.11
*Maximum offering price $22.53 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $309)	$5,018,700
Interest	224
5,018,924

Expenses:
Management fees	2,258,016
Distribution and service fees:
A Class	294,741
B Class	31,328
C Class	168,069
R Class	24,577
Directors' fees and expenses	1,374
Other expenses	333
2,778,438

Net investment income (loss)	2,240,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	41,107,598
Change in net unrealized appreciation (depreciation) on investments	(7,784,637)

Net realized and unrealized gain (loss)	33,322,961

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,563,447

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$2,240,486	$2,359,078
Net realized gain (loss)	41,107,598	15,335,223
Change in net unrealized appreciation (depreciation)	(7,784,637)	26,660,396
Net increase (decrease) in net assets resulting from operations	35,563,447	44,354,697

Distributions to Shareholders
From net investment income:
Investor Class	(884,103)	(505,892)
Institutional Class	(143,856)	(124,491)
A Class	(1,093,090)	(1,279,655)
B Class	(5,373)	(32,227)
C Class	(27,587)	(153,858)
R Class	(32,137)	(34,693)
Decrease in net assets from distributions	(2,186,146)	(2,130,816)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(27,318,260)	6,863,937

Net increase (decrease) in net assets	6,059,041	49,087,818

Net Assets
Beginning of period	223,229,413	174,141,595
End of period	$229,288,454	$223,229,413

Undistributed net investment income	$1,664,108	$1,620,774

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

20

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

21

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class and 0.600% to 0.800% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2014 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $93,409,463 and $120,069,700, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,240,505	$24,046,130	2,105,291	$35,157,597
Issued in reinvestment of distributions	45,454	843,629	31,320	469,801
Redeemed	(1,386,474)	(27,284,419)	(1,001,523)	(16,616,170)
	(100,515)	(2,394,660)	1,135,088	19,011,228
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	50,921	1,012,141	97,765	1,637,665
Issued in reinvestment of distributions	7,739	143,856	8,288	124,491
Redeemed	(122,317)	(2,428,789)	(161,547)	(2,718,059)
	(63,657)	(1,272,792)	(55,494)	(955,903)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	562,114	10,904,874	1,060,036	17,404,481
Issued in reinvestment of distributions	54,286	1,006,471	77,769	1,164,981
Redeemed	(1,635,326)	(32,004,656)	(1,777,030)	(28,895,340)
	(1,018,926)	(20,093,311)	(639,225)	(10,325,878)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	7,348	141,987	10,530	172,424
Issued in reinvestment of distributions	269	4,937	1,991	29,471
Redeemed	(47,860)	(919,712)	(44,575)	(708,772)
	(40,243)	(772,788)	(32,054)	(506,877)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	67,666	1,293,651	141,577	2,300,680
Issued in reinvestment of distributions	1,079	19,765	6,759	100,029
Redeemed	(189,694)	(3,655,169)	(246,977)	(4,014,231)
	(120,949)	(2,341,753)	(98,641)	(1,613,522)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	40,435	792,329	145,612	2,270,986
Issued in reinvestment of distributions	1,739	32,137	2,324	34,693
Redeemed	(65,414)	(1,267,422)	(65,001)	(1,050,790)
	(23,240)	(442,956)	82,935	1,254,889
Net increase (decrease)	(1,367,530)	$(27,318,260)	392,609	$6,863,937

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

23

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$227,804,152	—	—
Temporary Cash Investments	874,645	$874,446	—
	$228,678,797	$874,446	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$2,186,146	$2,130,816
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$159,467,080
Gross tax appreciation of investments	$71,128,036
Gross tax depreciation of investments	(1,041,873)
Net tax appreciation (depreciation) of investments	$70,086,163
Undistributed ordinary income	$1,664,108
Accumulated short-term capital losses	$(49,763,770)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$18.41	0.24	2.88	3.12	(0.22)	$21.31	17.06%	1.00%	1.19%	41%	$77,015
2013	$14.82	0.23	3.55	3.78	(0.19)	$18.41	25.83%	1.01%	1.44%	36%	$68,416
2012	$12.97	0.20	1.81	2.01	(0.16)	$14.82	15.65%	1.01%	1.39%	18%	$38,250
2011	$11.95	0.14	1.02	1.16	(0.14)	$12.97	9.72%	1.01%	1.11%	18%	$45,991
2010	$10.57	0.12	1.40	1.52	(0.14)	$11.95	14.47%	1.02%	1.06%	29%	$41,698
Institutional Class
2014	$18.47	0.28	2.88	3.16	(0.26)	$21.37	17.29%	0.80%	1.39%	41%	$10,731
2013	$14.85	0.27	3.55	3.82	(0.20)	$18.47	26.06%	0.81%	1.64%	36%	$10,451
2012	$12.99	0.21	1.83	2.04	(0.18)	$14.85	15.93%	0.81%	1.59%	18%	$9,225
2011	$11.96	0.17	1.02	1.19	(0.16)	$12.99	10.02%	0.81%	1.31%	18%	$103
2010	$10.59	0.15	1.38	1.53	(0.16)	$11.96	14.57%	0.82%	1.26%	29%	$120

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$18.35	0.19	2.86	3.05	(0.17)	$21.23	16.76%	1.25%	0.94%	41%	$116,462
2013	$14.80	0.20	3.53	3.73	(0.18)	$18.35	25.51%	1.26%	1.19%	36%	$119,358
2012	$12.94	0.16	1.82	1.98	(0.12)	$14.80	15.48%	1.26%	1.14%	18%	$105,718
2011	$11.93	0.11	1.01	1.12	(0.11)	$12.94	9.38%	1.26%	0.86%	18%	$106,159
2010	$10.56	0.09	1.39	1.48	(0.11)	$11.93	14.10%	1.27%	0.81%	29%	$129,960
B Class
2014	$18.00	0.04	2.82	2.86	(0.03)	$20.83	15.91%	2.00%	0.19%	41%	$3,010
2013	$14.60	0.08	3.47	3.55	(0.15)	$18.00	24.56%	2.01%	0.44%	36%	$3,326
2012	$12.77	0.06	1.80	1.86	(0.03)	$14.60	14.60%	2.01%	0.39%	18%	$3,165
2011	$11.77	0.01	1.00	1.01	(0.01)	$12.77	8.59%	2.01%	0.11%	18%	$3,133
2010	$10.42	0.01	1.37	1.38	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$3,838
C Class
2014	$18.01	0.04	2.82	2.86	(0.03)	$20.84	15.90%	2.00%	0.19%	41%	$16,777
2013	$14.61	0.07	3.48	3.55	(0.15)	$18.01	24.54%	2.01%	0.44%	36%	$16,679
2012	$12.78	0.05	1.81	1.86	(0.03)	$14.61	14.59%	2.01%	0.39%	18%	$14,967
2011	$11.77	0.01	1.01	1.02	(0.01)	$12.78	8.68%	2.01%	0.11%	18%	$13,990
2010	$10.42	0.01	1.37	1.38	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$14,816

26

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$18.25	0.14	2.84	2.98	(0.12)	$21.11	16.45%	1.50%	0.69%	41%	$5,294
2013	$14.74	0.15	3.53	3.68	(0.17)	$18.25	25.25%	1.51%	0.94%	36%	$5,000
2012	$12.90	0.13	1.80	1.93	(0.09)	$14.74	15.09%	1.51%	0.89%	18%	$2,817
2011	$11.89	0.08	1.00	1.08	(0.07)	$12.90	9.14%	1.51%	0.61%	18%	$2,456
2010	$10.52	0.06	1.39	1.45	(0.08)	$11.89	13.86%	1.52%	0.56%	29%	$2,624

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

28

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

33

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to certain adjustments regarding the breakpoints in the Fund’s unified management fee schedule, including changing the number of breakpoints and the investment amount that applies to each breakpoint, beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

34

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $2,186,146, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83999 1412

ANNUAL REPORT	OCTOBER 31, 2014

Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	13.84%	15.18%	8.48%	13.49%	6/30/71(1)
Russell 1000 Growth Index	—	17.11%	17.42%	9.05%	N/A(2)	—
Institutional Class	TWGIX	14.03%	15.41%	8.70%	6.73%	6/16/97
A Class(3)	TCRAX					6/4/97
No sales charge*		13.53%	14.90%	8.21%	6.56%
With sales charge*		7.00%	13.54%	7.58%	6.20%
C Class	TWRCX	12.71%	—	—	13.03%	3/1/10
R Class	AGWRX	13.26%	14.61%	7.94%	8.05%	8/29/03
R6 Class	AGRDX	14.20%	—	—	17.45%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was October 31, 1958, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available December 1978.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $22,582

Russell 1000 Growth Index — $23,790

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth returned 13.84%* in the 12 months ended October 31, 2014, compared with the 17.11% return of its benchmark, the Russell 1000 Growth Index.

Information technology stocks contributed most to absolute returns. Energy was the only sector to detract from performance in absolute terms. Relative to the benchmark, the health care and energy sectors were the leading detractors, driven by stock selection decisions. Materials and consumer staples stocks contributed most to relative results.

Health Care Detracted Most

Positioning in the health care sector detracted most from performance relative to the Russell 1000 Growth Index. Stock choices meant the pharmaceutical industry underperformed, led by a stake in Bristol-Myers Squibb. We eliminated the position. An underweight position and stock selection decisions in the biotechnology industry also weighed on performance. It hurt to be underrepresented in shares of Amgen, a position we eliminated. We were also underrepresented in Gilead Sciences, though we increased our stake in Gilead later in the period.

Other Notable Detractors

Stock selection detracted from relative results in the energy sector. Positioning among oil, gas, and consumable fuels companies hurt most. North American energy exploration and production firms Noble Energy and Concho Resources suffered temporarily from a slowdown in takeaway capacity, while EOG Resources lagged as energy prices softened. We sold our stakes in Noble and EOG.

One of the leading individual detractors for the fiscal year was electronics retailer Best Buy. The company made progress on its turnaround in 2013, but reported much weaker-than-expected holiday sales amid a promotional sales environment that failed to drive higher industry demand. The promotions hit both the top line and margins, causing the company to miss earnings and lower future guidance. We eliminated the position.

Computers and peripherals giant Apple was a notable detractor from performance compared with the benchmark. The stock is a sizable holding, but we nevertheless have relatively less exposure than the index, believing it is difficult for Apple to continue to rapidly improve earnings; however, the stock did well as a result of excitement around new product launches. An underweight position in software giant Microsoft detracted from relative results. The company lowered guidance, consistent with our less sanguine outlook for the business and we sold the stock. Nevertheless, the stock benefited from price-to-earnings multiple expansion, excitement around moving Office 365 to a subscription model, and the announcement of the Windows 10 operating system.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Materials and Staples Helped Most

An underweight position and stock selection decisions made materials stocks the leading contributors to relative results. Chemicals companies contributed most to outperformance thanks to an underweight position and stock choices. Stock selection also drove outperformance in the consumer staples sector. Positioning among beverages and food products companies helped most. Notable contributors in the materials sector were LyondellBasell Industries and The Dow Chemical Company, and Mead Johnson Nutrition in the staples sector. We ultimately sold our stakes in Dow and LyondellBasell.

Significant Individual Contributors

The largest contribution to relative performance came from a stake in hotelier Marriott International, which enjoyed solid profit growth as room capacity and rates are attractive after years of little or no room growth in the industry. It was also beneficial to have no exposure to technology firm International Business Machines and to be underrepresented in shares of internet retailer Amazon.com. We eliminated Amazon earlier in 2014 as the company saw capital expenditures rise and margins fall.

Biotech stock Alexion Pharmaceuticals gained on a very strong earnings report and investor enthusiasm for the company’s revised tax structure, which should lead to lower tax rates (and more profits) going forward. Rail transportation company Union Pacific was another notable contributor to relative return. Because new sources of crude oil often don’t have a pipeline infrastructure to the coasts, rail has emerged as a necessary means of crude transport. Additionally, railroads are seeing sharp increases in volumes of sand used in hydraulic fracturing. Software maker Electronic Arts benefited from continued margin expansion, and better-than-expected sales of new games.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities.

As of October 31, 2014, the health care sector was the portfolio’s largest overweight position relative to the benchmark. We favored health care equipment and supplies and pharmaceuticals companies. Medical device companies should see a better environment from higher utilization rates in the U.S., as well as getting the medical device tax. Device pipelines, however, are not universally robust, so security selection in this space is crucial to differentiate among market participants. At the other end of the spectrum, the underweight position in the materials sector is attributable in part to our decision to eliminate the fund’s stake in chemical firm Monsanto. We worried about the outlook for seed purchases given falling corn prices.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	4.8%
Visa, Inc., Class A	3.9%
PepsiCo, Inc.	3.4%
Comcast Corp., Class A	3.2%
Boeing Co. (The)	2.4%
Union Pacific Corp.	2.3%
Facebook, Inc., Class A	2.2%
Lockheed Martin Corp.	2.2%
CVS Health Corp.	2.1%
Gilead Sciences, Inc.	2.1%

Top Five Industries	% of net assets
Internet Software and Services	7.5%
Biotechnology	6.5%
Aerospace and Defense	6.5%
IT Services	6.4%
Media	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.00	$5.07	0.97%
Institutional Class	$1,000	$1,075.70	$4.03	0.77%
A Class	$1,000	$1,073.40	$6.38	1.22%
C Class	$1,000	$1,069.40	$10.28	1.97%
R Class	$1,000	$1,072.30	$7.68	1.47%
R6 Class	$1,000	$1,076.60	$3.25	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
Institutional Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 6.5%
Boeing Co. (The)	1,940,890	$242,436,570
Honeywell International, Inc.	734,691	70,618,499
Lockheed Martin Corp.	1,135,333	216,360,410
Precision Castparts Corp.	214,503	47,340,812
Raytheon Co.	630,591	65,505,793
		642,262,084
Airlines — 0.8%
Alaska Air Group, Inc.	1,433,282	76,293,601
Automobiles — 0.6%
Harley-Davidson, Inc.	929,745	61,084,247
Banks — 2.8%
SunTrust Banks, Inc.	3,046,494	119,239,775
Wells Fargo & Co.	2,923,554	155,211,482
		274,451,257
Beverages — 3.5%
Brown-Forman Corp., Class B	99,203	9,193,142
PepsiCo, Inc.	3,487,130	335,357,292
		344,550,434
Biotechnology — 6.5%
Alexion Pharmaceuticals, Inc.(1)	859,276	164,431,055
Biogen Idec, Inc.(1)	478,793	153,730,857
Gilead Sciences, Inc.(1)	1,851,199	207,334,288
Incyte Corp.(1)	776,206	52,052,374
Regeneron Pharmaceuticals, Inc.(1)	166,484	65,548,081
		643,096,655
Capital Markets — 2.5%
Franklin Resources, Inc.	1,839,183	102,276,966
Invesco Ltd.	3,525,521	142,677,835
		244,954,801
Chemicals — 1.7%
PPG Industries, Inc.	461,960	94,096,632
Sherwin-Williams Co. (The)	330,559	75,883,124
		169,979,756
Commercial Services and Supplies — 0.9%
Tyco International Ltd.	2,105,614	90,394,009
Communications Equipment — 2.0%
QUALCOMM, Inc.	2,490,588	195,536,064
Electrical Equipment — 0.5%
Generac Holdings, Inc.(1)	1,205,541	54,659,229
Energy Equipment and Services — 0.4%
Baker Hughes, Inc.	701,733	37,163,780

10

	Shares	Value
Food and Staples Retailing — 2.1%
CVS Health Corp.	2,481,936	$212,974,928
Food Products — 1.8%
Hershey Co. (The)	1,009,959	96,865,168
Mead Johnson Nutrition Co.	849,564	84,370,201
		181,235,369
Health Care Equipment and Supplies — 4.5%
C.R. Bard, Inc.	823,459	135,022,572
DENTSPLY International, Inc.	1,556,545	79,025,790
DexCom, Inc.(1)	132,239	5,944,143
Intuitive Surgical, Inc.(1)	128,606	63,762,855
Medtronic, Inc.	1,695,295	115,551,307
Mettler-Toledo International, Inc.(1)	169,241	43,743,721
		443,050,388
Health Care Providers and Services — 2.0%
Cardinal Health, Inc.	1,278,157	100,309,761
Express Scripts Holding Co.(1)	1,244,339	95,590,122
		195,899,883
Health Care Technology — 0.5%
Cerner Corp.(1)	864,919	54,783,969
Hotels, Restaurants and Leisure — 2.1%
Chipotle Mexican Grill, Inc.(1)	84,286	53,774,468
Marriott International, Inc., Class A	2,098,260	158,943,195
		212,717,663
Household Products — 1.0%
Church & Dwight Co., Inc.	1,343,067	97,251,481
Internet and Catalog Retail — 2.5%
Expedia, Inc.	1,563,266	132,830,712
Priceline Group, Inc. (The)(1)	97,066	117,081,980
		249,912,692
Internet Software and Services — 7.5%
eBay, Inc.(1)	2,591,749	136,066,823
Facebook, Inc., Class A(1)	2,963,179	222,208,793
Google, Inc., Class A(1)	315,286	179,041,461
LinkedIn Corp., Class A(1)	208,390	47,712,974
Pandora Media, Inc.(1)	2,347,597	45,261,670
VeriSign, Inc.(1)	847,642	50,655,086
Yelp, Inc.(1)	1,051,210	63,072,600
		744,019,407
IT Services — 6.4%
Alliance Data Systems Corp.(1)	407,041	115,335,067
Fiserv, Inc.(1)	1,176,578	81,748,640
Teradata Corp.(1)	1,147,694	48,570,410
Visa, Inc., Class A	1,605,173	387,536,917
		633,191,034

11

	Shares	Value
Life Sciences Tools and Services — 0.8%
Illumina, Inc.(1)	116,987	$22,529,357
Waters Corp.(1)	516,634	57,243,047
		79,772,404
Machinery — 3.4%
Caterpillar, Inc.	1,005,100	101,927,191
Parker-Hannifin Corp.	895,626	113,771,371
WABCO Holdings, Inc.(1)	633,500	61,690,230
Wabtec Corp.	745,900	64,371,170
		341,759,962
Media — 6.3%
Comcast Corp., Class A	5,751,163	318,326,872
Scripps Networks Interactive, Inc., Class A	614,305	47,448,918
Sirius XM Holdings, Inc.(1)	15,843,666	54,343,774
Walt Disney Co. (The)	2,237,780	204,488,337
		624,607,901
Multiline Retail — 1.1%
Macy's, Inc.	1,878,384	108,608,163
Oil, Gas and Consumable Fuels — 4.2%
Concho Resources, Inc.(1)	542,067	59,101,565
Exxon Mobil Corp.	2,096,610	202,763,153
Occidental Petroleum Corp.	502,933	44,725,832
Phillips 66	1,484,647	116,544,789
		423,135,339
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	1,191,604	89,584,789
Pharmaceuticals — 2.8%
Johnson & Johnson	1,204,719	129,844,614
Teva Pharmaceutical Industries Ltd. ADR	1,825,102	103,063,510
Zoetis, Inc.	1,299,256	48,280,353
		281,188,477
Road and Rail — 2.3%
Union Pacific Corp.	1,928,287	224,549,021
Semiconductors and Semiconductor Equipment — 0.9%
Broadcom Corp., Class A	1,298,271	54,371,590
Xilinx, Inc.	852,298	37,910,215
		92,281,805
Software — 4.7%
Electronic Arts, Inc.(1)	1,582,175	64,821,710
Intuit, Inc.	1,532,735	134,896,007
NetSuite, Inc.(1)	596,486	64,814,169
Oracle Corp.	3,789,782	147,990,987
Splunk, Inc.(1)	830,281	54,864,969
Varonis Systems, Inc.(1)	21,865	425,930
		467,813,772

12

	Shares	Value
Specialty Retail — 5.4%
AutoZone, Inc.(1)	251,753	$139,350,320
Bed Bath & Beyond, Inc.(1)	1,525,047	102,696,665
Gap, Inc. (The)	1,971,241	74,690,321
O'Reilly Automotive, Inc.(1)	140,699	24,746,140
Ross Stores, Inc.	910,862	73,524,781
TJX Cos., Inc. (The)	1,896,758	120,102,717
		535,110,944
Technology Hardware, Storage and Peripherals — 4.8%
Apple, Inc.	4,420,910	477,458,280
Tobacco — 1.5%
Philip Morris International, Inc.	1,735,104	154,441,607
Wireless Telecommunication Services — 1.5%
SBA Communications Corp., Class A(1)	1,358,761	152,629,623
TOTAL COMMON STOCKS (Cost $8,184,820,513)		9,912,404,818
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $10,537,025), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $10,332,051)		10,331,991
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $4,215,684), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $4,132,811)		4,132,797
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $8,439,428), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $8,265,614)		8,265,593
SSgA U.S. Government Money Market Fund, Class N	22,725,775	22,725,775
TOTAL TEMPORARY CASH INVESTMENTS (Cost $45,456,156)		45,456,156
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $8,230,276,669)		9,957,860,974
OTHER ASSETS AND LIABILITIES — (0.1)%		(12,323,006)
TOTAL NET ASSETS — 100.0%		$9,945,537,968

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $8,230,276,669)	$9,957,860,974
Receivable for investments sold	211,532,607
Receivable for capital shares sold	7,750,263
Dividends and interest receivable	2,462,912
10,179,606,756

Liabilities
Payable for investments purchased	216,746,942
Payable for capital shares redeemed	9,874,571
Accrued management fees	7,232,490
Distribution and service fees payable	214,785
234,068,788

Net Assets	$9,945,537,968

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,221,512,337
Undistributed net investment income	31,909,075
Undistributed net realized gain	1,964,532,281
Net unrealized appreciation	1,727,584,275
$9,945,537,968

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,021,114,932	170,147,412	$35.39
Institutional Class, $0.01 Par Value	$2,482,605,588	69,296,799	$35.83
A Class, $0.01 Par Value	$718,640,046	20,739,335	$34.65*
C Class, $0.01 Par Value	$13,413,284	392,214	$34.20
R Class, $0.01 Par Value	$142,844,715	4,167,129	$34.28
R6 Class, $0.01 Par Value	$566,919,403	15,816,594	$35.84
*Maximum offering price $36.76 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $272,236)	$131,642,130
Interest	11,263
131,653,393

Expenses:
Management fees	92,524,600
Distribution and service fees:
A Class	1,943,698
C Class	135,093
R Class	734,792
Directors' fees and expenses	177,613
Other expenses	2,976
95,518,772

Net investment income (loss)	36,134,621

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,191,222,820
Futures contract transactions	7,481,263
2,198,704,083

Change in net unrealized appreciation (depreciation) on:
Investments	(898,224,272)
Translation of assets and liabilities in foreign currencies	(112)
(898,224,384)

Net realized and unrealized gain (loss)	1,300,479,699

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,336,614,320

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$36,134,621	$69,228,240
Net realized gain (loss)	2,198,704,083	588,359,957
Change in net unrealized appreciation (depreciation)	(898,224,384)	1,482,465,638
Net increase (decrease) in net assets resulting from operations	1,336,614,320	2,140,053,835

Distributions to Shareholders
From net investment income:
Investor Class	(22,778,559)	(50,120,015)
Institutional Class	(15,873,908)	(20,798,230)
A Class	(888,505)	(5,972,503)
C Class	—	(86,748)
R Class	—	(890,390)
R6 Class	(106,884)	—
From net realized gains:
Investor Class	(363,165,714)	(177,112,333)
Institutional Class	(162,417,278)	(69,134,932)
A Class	(46,907,160)	(22,912,075)
C Class	(847,836)	(448,307)
R Class	(8,690,601)	(3,737,327)
R6 Class	(862,082)	—
Decrease in net assets from distributions	(622,538,527)	(351,212,860)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(930,608,672)	(288,999,763)

Net increase (decrease) in net assets	(216,532,879)	1,499,841,212

Net Assets
Beginning of period	10,162,070,847	8,662,229,635
End of period	$9,945,537,968	$10,162,070,847

Undistributed net investment income	$31,909,075	$39,626,721

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class, 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2014 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $10,440,812,590 and $11,728,428,260, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	13,332,918	$445,451,613	15,758,673	$458,269,744
Issued in reinvestment of distributions	11,936,516	375,642,112	8,131,994	221,190,187
Redeemed	(46,275,518)	(1,573,721,708)	(36,318,749)	(1,071,846,016)
	(21,006,084)	(752,627,983)	(12,428,082)	(392,386,085)
Institutional Class/Shares Authorized	345,000,000		345,000,000
Sold	19,929,594	680,057,728	24,000,053	708,413,723
Issued in reinvestment of distributions	5,462,288	173,755,364	3,154,202	86,645,932
Redeemed	(40,962,347)	(1,379,407,350)	(22,931,725)	(681,198,270)
	(15,570,465)	(525,594,258)	4,222,530	113,861,385
A Class/Shares Authorized	310,000,000		310,000,000
Sold	2,580,515	84,073,659	4,360,740	123,057,542
Issued in reinvestment of distributions	1,452,224	44,844,664	1,010,735	27,006,835
Redeemed	(8,476,259)	(280,585,369)	(6,160,662)	(178,220,923)
	(4,443,520)	(151,667,046)	(789,187)	(28,156,546)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	46,991	1,539,309	38,712	1,107,256
Issued in reinvestment of distributions	19,381	594,604	12,908	344,918
Redeemed	(123,535)	(3,974,728)	(124,341)	(3,565,181)
	(57,163)	(1,840,815)	(72,721)	(2,113,007)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	601,554	19,559,453	1,135,215	32,171,052
Issued in reinvestment of distributions	276,271	8,459,424	167,967	4,457,853
Redeemed	(1,229,483)	(40,169,460)	(1,080,129)	(30,973,232)
	(351,658)	(12,150,583)	223,053	5,655,673
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	16,405,541	548,650,322	466,448	14,535,460
Issued in reinvestment of distributions	30,490	968,966	—	—
Redeemed	(1,073,663)	(36,347,275)	(12,222)	(396,643)
	15,362,368	513,272,013	454,226	14,138,817
Net increase (decrease)	(26,066,522)	$(930,608,672)	(8,390,181)	$(288,999,763)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,912,404,818	—	—
Temporary Cash Investments	22,725,775	$22,730,381	—
	$9,935,130,593	$22,730,381	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2014, the effect of equity price risk derivative instruments on the Statement of Operations was $7,481,263 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

21

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$141,541,055	$77,552,048
Long-term capital gains	$480,997,472	$273,660,812

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $222,292,972, undistributed net investment income $(4,204,411), and undistributed net realized gain $(218,088,561).

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,234,167,734
Gross tax appreciation of investments	$1,803,406,903
Gross tax depreciation of investments	(79,713,663)
Net tax appreciation (depreciation) of investments	1,723,693,240
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(30)
Net tax appreciation (depreciation)	$1,723,693,210
Undistributed ordinary income	$266,445,588
Accumulated long-term gains	$1,733,886,833

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$33.10	0.11	4.22	4.33	(0.12)	(1.92)	(2.04)	$35.39	13.84%	0.97%	0.32%	103%	$6,021,115
2013	$27.48	0.21	6.53	6.74	(0.25)	(0.87)	(1.12)	$33.10	25.42%	0.97%	0.71%	67%	$6,327,674
2012	$25.88	0.14	2.50	2.64	(0.13)	(0.91)	(1.04)	$27.48	10.67%	0.97%	0.54%	74%	$5,593,916
2011	$24.00	0.16	1.81	1.97	(0.09)	—	(0.09)	$25.88	8.20%	0.98%	0.58%	79%	$5,377,431
2010	$20.28	0.10	3.68	3.78	(0.06)	—	(0.06)	$24.00	18.65%	1.00%	0.43%	86%	$4,440,152
Institutional Class
2014	$33.49	0.18	4.27	4.45	(0.19)	(1.92)	(2.11)	$35.83	14.03%	0.77%	0.52%	103%	$2,482,606
2013	$27.75	0.27	6.60	6.87	(0.26)	(0.87)	(1.13)	$33.49	25.68%	0.77%	0.91%	67%	$2,842,185
2012	$26.13	0.20	2.51	2.71	(0.18)	(0.91)	(1.09)	$27.75	10.86%	0.77%	0.74%	74%	$2,237,708
2011	$24.23	0.20	1.84	2.04	(0.14)	—	(0.14)	$26.13	8.42%	0.78%	0.78%	79%	$2,080,463
2010	$20.47	0.14	3.72	3.86	(0.10)	—	(0.10)	$24.23	18.90%	0.80%	0.63%	86%	$1,106,748

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2014	$32.45	0.03	4.13	4.16	(0.04)	(1.92)	(1.96)	$34.65	13.53%	1.22%	0.07%	103%	$718,640
2013	$27.00	0.13	6.42	6.55	(0.23)	(0.87)	(1.10)	$32.45	25.14%	1.22%	0.46%	67%	$817,166
2012	$25.45	0.07	2.46	2.53	(0.07)	(0.91)	(0.98)	$27.00	10.37%	1.22%	0.29%	74%	$701,313
2011	$23.60	0.08	1.79	1.87	(0.02)	—	(0.02)	$25.45	7.93%	1.23%	0.33%	79%	$628,634
2010	$19.94	0.04	3.62	3.66	—(4)	—	—(4)	$23.60	18.37%	1.25%	0.18%	86%	$369,142
C Class
2014	$32.24	(0.22)	4.10	3.88	—	(1.92)	(1.92)	$34.20	12.71%	1.97%	(0.68)%	103%	$13,413
2013	$26.98	(0.08)	6.38	6.30	(0.17)	(0.87)	(1.04)	$32.24	24.16%	1.97%	(0.29)%	67%	$14,489
2012	$25.55	(0.12)	2.46	2.34	—	(0.91)	(0.91)	$26.98	9.55%	1.97%	(0.46)%	74%	$14,084
2011	$23.85	(0.12)	1.82	1.70	—	—	—	$25.55	7.13%	1.98%	(0.42)%	79%	$14,730
2010(5)	$22.10	(0.10)	1.85	1.75	—	—	—	$23.85	7.92%	2.00%(6)	(0.66)%(6)	86%(7)	$6,219
R Class
2014	$32.16	(0.06)	4.10	4.04	—	(1.92)	(1.92)	$34.28	13.26%	1.47%	(0.18)%	103%	$142,845
2013	$26.82	0.06	6.36	6.42	(0.21)	(0.87)	(1.08)	$32.16	24.80%	1.47%	0.21%	67%	$145,337
2012	$25.28	0.01	2.44	2.45	—(4)	(0.91)	(0.91)	$26.82	10.12%	1.47%	0.04%	74%	$115,208
2011	$23.49	—(4)	1.79	1.79	—	—	—	$25.28	7.62%	1.48%	0.08%	79%	$79,569
2010	$19.90	(0.02)	3.61	3.59	—	—	—	$23.49	18.10%	1.50%	(0.07)%	86%	$20,325

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2014	$33.51	0.18	4.31	4.49	(0.24)	(1.92)	(2.16)	$35.84	14.20%	0.62%	0.67%	103%	$566,919
2013(8)	$31.22	0.05	2.24	2.29	—	—	—	$33.51	7.34%	0.62%(6)	0.64%(6)	67%(9)	$15,219

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	Per-share amount was less than $0.005.

(5)	March 1, 2010 (commencement of sale) through October 31, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

31

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to certain adjustments regarding the breakpoints in the Fund’s unified management fee schedule, including changing the number of breakpoints and the investment amount that applies to each breakpoint, beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $118,367,249, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $127,918,496 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $673,675,254, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

The fund utilized earnings and profits of $222,292,972 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83998 1412

ANNUAL REPORT	OCTOBER 31, 2014

Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	8.33%	17.04%	12.78%	11.76%	11/10/87
Russell Midcap Growth Index	—	14.59%	18.72%	10.16%	11.36%(1)	—
Institutional Class	ATHIX	8.53%	17.28%	13.01%	9.44%	6/16/97
A Class(2)	ATHAX					7/11/97
No sales charge*		8.04%	16.74%	12.50%	8.69%
With sales charge*		1.82%	15.37%	11.84%	8.32%
B Class	ATHBX					9/28/07
No sales charge*		7.23%	15.88%	—	5.34%
With sales charge*		3.23%	15.77%	—	5.34%
C Class	AHGCX	7.25%	15.88%	11.67%	7.19%	6/26/01
R Class	ATHWX	7.80%	16.46%	—	5.86%	9/28/07
R6 Class	ATHDX	8.72%	—	—	13.08%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since October 31, 1987, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $33,303

Russell Midcap Growth Index — $26,338

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

Heritage returned 8.33%* for the 12 months ended October 31, 2014, lagging the 14.59% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell Midcap Growth Index, all sectors except energy posted positive returns on a total-return basis. Telecommunication services and health care were the top-performing sectors, gaining nearly 33%. Consumer staples, utilities, and information technology also performed well and outpaced the benchmark average. Falling oil prices hurt stocks in the energy sector.

Heritage received positive absolute contributions from most sectors, with health care leading the way. Energy holdings were weakest, posting a modest loss. Stock decisions in the consumer discretionary, energy, and health care sectors were key performance detractors relative to the Russell index. Stock selection in the information technology sector and an overweight allocation to telecommunication services aided results versus the benchmark.

Consumer Discretionary Stocks Led Detractors

Stock choices in the consumer discretionary sector detracted from relative results. Specialty-flooring retailer Lumber Liquidators failed to rebound from lower-than-expected first-quarter same-store sales caused by severe winter weather. The company also reported a shortage in hardwood flooring inventory. The stock was eliminated from the portfolio. Underweighting Tesla Motors detracted as investors continued to be excited about the future of electric cars and the company’s pursuit of the Chinese market.

The energy sector also detracted, largely due to stock selection in the energy equipment and services and oil, gas, and consumable fuels industries. Key detractors included Patterson-UTI Energy and Antero Resources. Both producers and services firms are struggling with declining oil prices. Within the health care sector, not owning several solid performers in the biotechnology industry detracted.

Among other leading detractors, the social media employment site LinkedIn has seen some deceleration of growth in its user base and provided weaker-than-expected guidance for 2014. We believe there is room for growth, however, as the company has no competition, a large, traditional job search market to disrupt, new product opportunities, and expansion potential.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology Stocks Aided Results

Stock decisions in information technology benefited relative results, led by Electronic Arts. The video game maker rose on strong results consistent with our investment thesis of improving operating margins, driven by a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. Positioning in the telecommunication services sector aided results, led by an overweight position in SBA Communications, which owns and operates wireless communications towers and other structures. The company continued to benefit from industry trends and organic growth as consumers increase their use of data transmission for videos and other content, and from acquisitions, most recently one of Brazil’s largest wireless providers.

The fund’s holding of Canadian Pacific Railway, which is not a component of the index, was another key contributor. Canadian Pacific was helped by an improved balance sheet and its thoughtful use of cash, including a large share-repurchase program. Specialty pharmaceutical firm Actavis was a top contributor, as it has done a good job of integrating its purchase of Forest Laboratories and has benefited from the overall enthusiasm for merger and acquisitions in the pharmaceutical space. Sports apparel maker Under Armour aided results. The firm is gaining market share, and its international arm, though still fairly small, is growing rapidly.

Outlook

Heritage’s investment process focuses primarily on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of October 31, 2014, the largest overweights were in telecommunication services and health care, while the largest underweights were in materials and consumer discretionary. Current investment themes include stocks of companies benefiting from the Affordable Care Act, which has given a lift to health care providers. We are also finding opportunities in companies that benefit from the secular shift toward natural and organic foods.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Electronic Arts, Inc.	4.3%
SBA Communications Corp., Class A	3.2%
Alliance Data Systems Corp.	3.1%
Teleflex, Inc.	2.3%
Canadian Pacific Railway Ltd., New York Shares	2.0%
Constellation Brands, Inc., Class A	2.0%
Actavis plc	2.0%
Affiliated Managers Group, Inc.	1.9%
Spirit Airlines, Inc.	1.9%
Avago Technologies Ltd.	1.9%

Top Five Industries	% of net assets
Software	7.7%
Pharmaceuticals	5.6%
Machinery	5.2%
Specialty Retail	4.9%
Textiles, Apparel and Luxury Goods	3.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.70	$5.22	1.00%
Institutional Class	$1,000	$1,072.90	$4.18	0.80%
A Class	$1,000	$1,070.60	$6.52	1.25%
B Class	$1,000	$1,066.30	$10.42	2.00%
C Class	$1,000	$1,066.50	$10.42	2.00%
R Class	$1,000	$1,069.20	$7.82	1.50%
R6 Class	$1,000	$1,074.00	$3.40	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 1.9%
B/E Aerospace, Inc.(1)	658,480	$49,023,836
Esterline Technologies Corp.(1)	536,850	62,870,504
		111,894,340
Airlines — 1.9%
Spirit Airlines, Inc.(1)	1,471,097	107,551,902
Auto Components — 1.5%
BorgWarner, Inc.	1,467,760	83,691,675
Automobiles — 0.5%
Tesla Motors, Inc.(1)	124,328	30,050,078
Banks — 2.8%
East West Bancorp, Inc.	1,287,330	47,322,251
Signature Bank(1)	401,723	48,660,707
SVB Financial Group(1)	575,556	64,456,516
		160,439,474
Beverages — 3.2%
Brown-Forman Corp., Class B	773,484	71,678,763
Constellation Brands, Inc., Class A(1)	1,263,756	115,684,224
		187,362,987
Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.(1)	332,776	63,680,015
BioMarin Pharmaceutical, Inc.(1)	408,902	33,734,415
Regeneron Pharmaceuticals, Inc.(1)	81,675	32,157,081
		129,571,511
Building Products — 1.5%
Fortune Brands Home & Security, Inc.	1,074,590	46,476,018
Lennox International, Inc.	424,985	37,789,666
		84,265,684
Capital Markets — 2.2%
Affiliated Managers Group, Inc.(1)	543,273	108,540,512
KKR & Co. LP	866,896	18,690,278
		127,230,790
Chemicals — 1.4%
Sherwin-Williams Co. (The)	232,836	53,449,832
Westlake Chemical Corp.	359,968	25,395,743
		78,845,575
Commercial Services and Supplies — 1.2%
KAR Auction Services, Inc.	1,058,681	32,141,555
Stericycle, Inc.(1)	316,227	39,844,602
		71,986,157

10

	Shares	Value
Communications Equipment — 1.3%
ARRIS Group, Inc.(1)	919,544	$27,604,711
Palo Alto Networks, Inc.(1)	454,516	48,042,341
		75,647,052
Construction and Engineering — 0.8%
Quanta Services, Inc.(1)	1,357,691	46,270,109
Consumer Finance — 1.1%
Discover Financial Services	1,025,463	65,404,030
Containers and Packaging — 0.9%
Ball Corp.	788,185	50,782,760
Distributors — 1.5%
LKQ Corp.(1)	2,980,281	85,146,628
Electrical Equipment — 0.8%
Acuity Brands, Inc.	317,711	44,298,445
Electronic Equipment, Instruments and Components — 0.8%
TE Connectivity Ltd.	716,524	43,801,112
Energy Equipment and Services — 1.3%
Patterson-UTI Energy, Inc.	2,111,428	48,626,187
Weatherford International plc(1)	1,476,483	24,243,851
		72,870,038
Food and Staples Retailing — 2.2%
Costco Wholesale Corp.	725,698	96,786,343
United Natural Foods, Inc.(1)	439,811	29,915,944
		126,702,287
Food Products — 2.8%
Hain Celestial Group, Inc. (The)(1)	543,978	58,885,619
Hershey Co. (The)	656,885	63,001,840
WhiteWave Foods Co., Class A(1)	991,536	36,914,885
		158,802,344
Health Care Equipment and Supplies — 2.9%
Cooper Cos., Inc. (The)	225,940	37,031,566
Teleflex, Inc.	1,142,974	130,436,193
		167,467,759
Health Care Providers and Services — 3.4%
AmerisourceBergen Corp.	1,003,535	85,711,924
HCA Holdings, Inc.(1)	844,031	59,124,372
Team Health Holdings, Inc.(1)	792,728	49,577,209
		194,413,505
Hotels, Restaurants and Leisure — 2.8%
Chipotle Mexican Grill, Inc.(1)	137,546	87,754,348
Dunkin' Brands Group, Inc.	833,717	37,917,449
Panera Bread Co., Class A(1)	231,681	37,448,917
		163,120,714
Household Durables — 1.5%
Harman International Industries, Inc.	524,117	56,258,719
Mohawk Industries, Inc.(1)	209,680	29,782,947
		86,041,666

11

	Shares	Value
Internet and Catalog Retail — 1.8%
TripAdvisor, Inc.(1)	1,163,418	$103,148,640
Internet Software and Services — 2.6%
CoStar Group, Inc.(1)	540,429	87,057,708
LinkedIn Corp., Class A(1)	281,364	64,421,101
		151,478,809
IT Services — 3.1%
Alliance Data Systems Corp.(1)	622,652	176,428,444
Leisure Products — 1.1%
Polaris Industries, Inc.	426,262	64,305,885
Life Sciences Tools and Services — 1.1%
Illumina, Inc.(1)	339,900	65,457,942
Machinery — 5.2%
Flowserve Corp.	1,436,837	97,690,548
Ingersoll-Rand plc	869,749	54,463,682
Middleby Corp.(1)	1,179,945	104,425,133
Snap-On, Inc.	76,417	10,097,742
WABCO Holdings, Inc.(1)	333,479	32,474,185
		299,151,290
Media — 1.7%
Charter Communications, Inc., Class A(1)	534,165	84,606,394
Tribune Media Co.(1)	169,607	11,363,669
		95,970,063
Multiline Retail — 0.3%
Burlington Stores, Inc.(1)	474,805	19,913,322
Oil, Gas and Consumable Fuels — 3.6%
Antero Resources Corp.(1)	1,097,000	57,526,680
Cabot Oil & Gas Corp.	879,995	27,367,845
Concho Resources, Inc.(1)	670,405	73,094,257
Gulfport Energy Corp.(1)	535,723	26,882,580
Oasis Petroleum, Inc.(1)	660,544	19,789,898
		204,661,260
Pharmaceuticals — 5.6%
Actavis plc(1)	468,716	113,776,122
Endo International plc(1)	932,135	62,378,474
Salix Pharmaceuticals Ltd.(1)	477,350	68,666,797
Zoetis, Inc.	2,124,235	78,936,573
		323,757,966
Professional Services — 1.1%
Nielsen NV	1,549,480	65,837,405
Real Estate Management and Development — 1.3%
Jones Lang LaSalle, Inc.	574,297	77,650,697
Road and Rail — 3.3%
Canadian Pacific Railway Ltd., New York Shares	563,475	117,022,488
Kansas City Southern	607,285	74,568,525
		191,591,013

12

	Shares	Value
Semiconductors and Semiconductor Equipment — 3.2%
Avago Technologies Ltd.	1,236,954	$106,687,282
NXP Semiconductor NV(1)	1,143,630	78,521,636
		185,208,918
Software — 7.7%
Electronic Arts, Inc.(1)	6,048,711	247,815,689
Intuit, Inc.	936,392	82,411,860
NetSuite, Inc.(1)	324,082	35,214,750
Splunk, Inc.(1)	621,476	41,067,134
Workday, Inc.(1)	378,116	36,102,516
		442,611,949
Specialty Retail — 4.9%
Advance Auto Parts, Inc.	373,823	54,937,028
Cabela's, Inc.(1)	235,814	11,323,788
O'Reilly Automotive, Inc.(1)	326,869	57,489,720
Restoration Hardware Holdings, Inc.(1)	384,776	30,905,208
Signet Jewelers Ltd.	619,809	74,383,278
Tractor Supply Co.	718,125	52,581,113
		281,620,135
Textiles, Apparel and Luxury Goods — 3.6%
Hanesbrands, Inc.	831,526	87,817,461
Kate Spade & Co.(1)	1,034,189	28,057,547
Michael Kors Holdings Ltd.(1)	362,196	28,464,984
Under Armour, Inc., Class A(1)	981,595	64,373,000
		208,712,992
Wireless Telecommunication Services — 3.2%
SBA Communications Corp., Class A(1)	1,618,278	181,781,168
TOTAL COMMON STOCKS (Cost $4,191,194,697)		5,692,946,520
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $14,316,355), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $14,037,863)		14,037,781
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $5,727,729), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $5,615,131)		5,615,112
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $11,466,409), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $11,230,253)		11,230,225
SSgA U.S. Government Money Market Fund, Class N	30,890,110	30,890,110
TOTAL TEMPORARY CASH INVESTMENTS (Cost $61,773,228)		61,773,228
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $4,252,967,925)		5,754,719,748
OTHER ASSETS AND LIABILITIES — 0.2%		8,951,606
TOTAL NET ASSETS — 100.0%		$5,763,671,354

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	108,247,560	CAD	121,464,587	JPMorgan Chase Bank N.A.	11/28/14	$541,522

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $4,252,967,925)	$5,754,719,748
Foreign currency holdings, at value (cost of $17,853)	16,114
Receivable for investments sold	120,308,713
Receivable for capital shares sold	1,278,702
Unrealized appreciation on forward foreign currency exchange contracts	541,522
Dividends and interest receivable	1,164,407
5,878,029,206

Liabilities
Payable for investments purchased	78,759,025
Payable for capital shares redeemed	30,637,969
Accrued management fees	4,651,330
Distribution and service fees payable	309,528
114,357,852

Net Assets	$5,763,671,354

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,487,909,006
Accumulated net investment loss	(32,365,845)
Undistributed net realized gain	805,803,168
Net unrealized appreciation	1,502,325,025
$5,763,671,354

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,449,376,724	165,441,119	$26.89
Institutional Class, $0.01 Par Value	$198,894,925	7,151,126	$27.81
A Class, $0.01 Par Value	$869,380,593	33,728,941	$25.78*
B Class, $0.01 Par Value	$2,628,579	104,781	$25.09
C Class, $0.01 Par Value	$128,521,977	5,564,794	$23.10
R Class, $0.01 Par Value	$58,426,239	2,249,385	$25.97
R6 Class, $0.01 Par Value	$56,442,317	2,025,743	$27.86
*Maximum offering price $27.35 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $283,195)	$26,041,520
Interest	8,522
26,050,042

Expenses:
Management fees	57,645,314
Distribution and service fees:
A Class	2,563,839
B Class	29,020
C Class	1,332,791
R Class	306,463
Directors' fees and expenses	60,588
Other expenses	3,257
61,941,272

Net investment income (loss)	(35,891,230)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	966,288,081
Foreign currency transactions	2,656,645
968,944,726

Change in net unrealized appreciation (depreciation) on:
Investments	(464,921,185)
Translation of assets and liabilities in foreign currencies	43,710
(464,877,475)

Net realized and unrealized gain (loss)	504,067,251

Net Increase (Decrease) in Net Assets Resulting from Operations	$468,176,021

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$(35,891,230)	$(15,794,803)
Net realized gain (loss)	968,944,726	579,776,023
Change in net unrealized appreciation (depreciation)	(464,877,475)	504,740,345
Net increase (decrease) in net assets resulting from operations	468,176,021	1,068,721,565

Distributions to Shareholders
From net realized gains:
Investor Class	(377,362,029)	(51,872,462)
Institutional Class	(30,282,537)	(4,009,776)
A Class	(140,744,405)	(20,688,083)
B Class	(416,601)	(62,664)
C Class	(19,841,840)	(2,690,270)
R Class	(7,088,192)	(839,874)
R6 Class	(9,153)	—
Decrease in net assets from distributions	(575,744,757)	(80,163,129)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,321,732,036	(258,823,703)

Net increase (decrease) in net assets	1,214,163,300	729,734,733

Net Assets
Beginning of period	4,549,508,054	3,819,773,321
End of period	$5,763,671,354	$4,549,508,054

Accumulated net investment loss	$(32,365,845)	$(482,837)
See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

18

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, B Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $4,172,024,776 and $4,955,788,123, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,150,000,000		400,000,000
Sold	19,443,145	$506,861,274	16,795,955	$412,396,030
Issued in connection with reorganization (Note 10)	57,086,650	1,417,578,208	—	—
Issued in reinvestment of distributions	14,781,644	364,367,525	2,209,352	49,666,229
Redeemed	(31,920,610)	(828,419,741)	(24,326,674)	(597,491,711)
	59,390,829	1,460,387,266	(5,321,367)	(135,429,452)
Institutional Class/Shares Authorized	120,000,000		40,000,000
Sold	2,215,202	59,672,546	2,587,620	64,421,636
Issued in connection with reorganization (Note 10)	2,456,543	62,960,928	—	—
Issued in reinvestment of distributions	1,186,665	30,200,632	173,645	4,005,998
Redeemed	(7,034,757)	(189,801,647)	(2,603,496)	(66,934,941)
	(1,176,347)	(36,967,541)	157,769	1,492,693
A Class/Shares Authorized	510,000,000		200,000,000
Sold	6,854,460	171,181,761	8,850,144	211,406,392
Issued in connection with reorganization (Note 10)	2,306,433	55,013,464	—	—
Issued in reinvestment of distributions	5,786,878	137,033,276	915,571	19,922,827
Redeemed	(20,982,643)	(525,622,531)	(14,746,186)	(352,236,250)
	(6,034,872)	(162,394,030)	(4,980,471)	(120,907,031)
B Class/Shares Authorized	35,000,000		35,000,000
Sold	3,351	85,668	2,503	57,164
Issued in reinvestment of distributions	16,762	388,880	2,775	59,744
Redeemed	(33,378)	(817,653)	(28,873)	(669,324)
	(13,265)	(343,105)	(23,595)	(552,416)
C Class/Shares Authorized	85,000,000		35,000,000
Sold	742,832	16,581,958	1,063,202	23,407,917
Issued in connection with reorganization (Note 10)	5,312	114,258	—	—
Issued in reinvestment of distributions	767,435	16,392,408	106,299	2,131,290
Redeemed	(1,477,752)	(33,088,095)	(1,493,875)	(32,586,225)
	37,827	529	(324,374)	(7,047,018)
R Class/Shares Authorized	40,000,000		30,000,000
Sold	554,024	13,999,728	732,975	17,538,607
Issued in connection with reorganization (Note 10)	568,103	13,685,676	—	—
Issued in reinvestment of distributions	296,453	7,088,192	38,176	839,874
Redeemed	(1,121,755)	(27,935,786)	(606,808)	(14,830,736)
	296,825	6,837,810	164,343	3,547,745
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,267,161	60,858,580	2,514	71,776
Issued in reinvestment of distributions	359	9,153	—	—
Redeemed	(244,291)	(6,656,626)	—	—
	2,023,229	54,211,107	2,514	71,776
Net increase (decrease)	54,524,226	$1,321,732,036	(10,325,181)	$(258,823,703)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,692,946,520	—	—
Temporary Cash Investments	30,890,110	$30,883,118	—
	$5,723,836,630	$30,883,118	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$541,522	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $79,231,918.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $541,522 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,689,605 in net realized gain (loss) on foreign currency transactions and $58,854 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

22

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$14,863,680	—
Long-term capital gains	$560,881,077	$80,163,129

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $96,949,862, accumulated net investment loss $4,008,222, and undistributed net realized gain $(100,958,084).

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,265,358,024
Gross tax appreciation of investments	$1,574,574,162
Gross tax depreciation of investments	(85,212,438)
Net tax appreciation (depreciation) of investments	1,489,361,724
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	31,680
Net tax appreciation (depreciation)	$1,489,393,404
Undistributed ordinary income	—
Accumulated long-term gains	$818,193,267
Late-year ordinary loss deferral	$(31,824,323)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

10. Reorganization

On September 12, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Vista Fund (Vista), one fund in a series issued by the corporation, were transferred to Heritage Fund (Heritage) in exchange for shares of Heritage. The purpose of the transaction was to combine two funds with matching investment objectives and similar underlying securities. The financial statements and performance history of Heritage survived after the reorganization. The reorganization was effective at the close of the NYSE on December 6, 2013.

The reorganization was accomplished by a tax-free exchange of shares. On December 6, 2013, Vista exchanged its shares for shares of Heritage as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Vista – Investor Class	66,205,582	Heritage – Investor Class	57,086,650
Vista – Institutional Class	2,836,089	Heritage – Institutional Class	2,456,543
Vista – A Class	2,682,028	Heritage – A Class	2,306,433
Vista – C Class	5,555	Heritage – C Class	5,312
Vista – R Class	668,896	Heritage – R Class	568,103

The net assets of Vista and Heritage immediately before the reorganization were $1,549,352,534 and $4,468,145,045, respectively. Vista’s unrealized appreciation of $520,936,072 was combined with that of Heritage. Immediately after the reorganization, the combined net assets were $6,017,497,579.

Assuming the reorganization had been completed on November 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2014 are as follows:

Net investment income (loss)	$(36,359,829)
Net realized and unrealized gain (loss)	522,241,877
Net increase (decrease) in net assets resulting from operations	$485,882,048

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Vista that have been included in the fund’s Statement of Operations since December 6, 2013.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$28.45	(0.14)	2.18	2.04	—	(3.60)	(3.60)	$26.89	8.33%	1.00%	(0.55)%	73%	$4,449,377
2013	$22.44	(0.07)	6.55	6.48	—	(0.47)	(0.47)	$28.45	29.43%	1.00%	(0.29)%	70%	$3,016,930
2012	$20.51	(0.06)	1.99	1.93	—	—	—	$22.44	9.41%	1.01%	(0.28)%	72%	$2,499,048
2011	$19.21	(0.07)	1.37	1.30	—	—	—	$20.51	6.77%	1.01%	(0.35)%	95%	$2,395,881
2010	$14.32	(0.07)	4.96	4.89	—	—	—	$19.21	34.15%	1.01%	(0.45)%	114%	$1,886,729
Institutional Class
2014	$29.25	(0.09)	2.25	2.16	—	(3.60)	(3.60)	$27.81	8.53%	0.80%	(0.35)%	73%	$198,895
2013	$23.01	(0.02)	6.73	6.71	—	(0.47)	(0.47)	$29.25	29.70%	0.80%	(0.09)%	70%	$243,548
2012	$20.99	(0.01)	2.03	2.02	—	—	—	$23.01	9.62%	0.81%	(0.08)%	72%	$187,984
2011	$19.62	(0.03)	1.40	1.37	—	—	—	$20.99	6.98%	0.81%	(0.15)%	95%	$156,681
2010	$14.60	(0.04)	5.07	5.03	(0.01)	—	(0.01)	$19.62	34.44%	0.81%	(0.25)%	114%	$115,261
A Class
2014	$27.48	(0.20)	2.10	1.90	—	(3.60)	(3.60)	$25.78	8.04%	1.25%	(0.80)%	73%	$869,381
2013	$21.74	(0.13)	6.34	6.21	—	(0.47)	(0.47)	$27.48	29.13%	1.25%	(0.54)%	70%	$1,092,574
2012	$19.92	(0.11)	1.93	1.82	—	—	—	$21.74	9.08%	1.26%	(0.53)%	72%	$972,795
2011	$18.70	(0.12)	1.34	1.22	—	—	—	$19.92	6.58%	1.26%	(0.60)%	95%	$973,051
2010	$13.98	(0.11)	4.83	4.72	—	—	—	$18.70	33.76%	1.26%	(0.70)%	114%	$803,692

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2014	$27.02	(0.38)	2.05	1.67	—	(3.60)	(3.60)	$25.09	7.23%	2.00%	(1.55)%	73%	$2,629
2013	$21.54	(0.30)	6.25	5.95	—	(0.47)	(0.47)	$27.02	28.17%	2.00%	(1.29)%	70%	$3,189
2012	$19.89	(0.27)	1.92	1.65	—	—	—	$21.54	8.30%	2.01%	(1.28)%	72%	$3,051
2011	$18.81	(0.28)	1.36	1.08	—	—	—	$19.89	5.74%	2.01%	(1.35)%	95%	$3,574
2010	$14.16	(0.24)	4.89	4.65	—	—	—	$18.81	32.84%	2.01%	(1.45)%	114%	$3,997
C Class
2014	$25.16	(0.35)	1.89	1.54	—	(3.60)	(3.60)	$23.10	7.25%	2.00%	(1.55)%	73%	$128,522
2013	$20.09	(0.28)	5.82	5.54	—	(0.47)	(0.47)	$25.16	28.10%	2.00%	(1.29)%	70%	$139,064
2012	$18.55	(0.25)	1.79	1.54	—	—	—	$20.09	8.30%	2.01%	(1.28)%	72%	$117,580
2011	$17.55	(0.26)	1.26	1.00	—	—	—	$18.55	5.75%	2.01%	(1.35)%	95%	$115,641
2010	$13.21	(0.22)	4.56	4.34	—	—	—	$17.55	32.85%	2.01%	(1.45)%	114%	$85,381
R Class
2014	$27.72	(0.27)	2.12	1.85	—	(3.60)	(3.60)	$25.97	7.80%	1.50%	(1.05)%	73%	$58,426
2013	$21.99	(0.20)	6.40	6.20	—	(0.47)	(0.47)	$27.72	28.74%	1.50%	(0.79)%	70%	$54,129
2012	$20.20	(0.16)	1.95	1.79	—	—	—	$21.99	8.86%	1.51%	(0.78)%	72%	$39,314
2011	$19.01	(0.18)	1.37	1.19	—	—	—	$20.20	6.26%	1.51%	(0.85)%	95%	$32,023
2010	$14.24	(0.16)	4.93	4.77	—	—	—	$19.01	33.50%	1.51%	(0.95)%	114%	$17,544
R6 Class
2014	$29.25	(0.07)	2.28	2.21	—	(3.60)	(3.60)	$27.86	8.72%	0.65%	(0.20)%	73%	$56,442
2013(3)	$27.22	—(4)	2.03	2.03	—	—	—	$29.25	7.46%	0.65%(5)	(0.07)%(5)	70%(6)	$74

26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

28

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

33

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

34

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to its analysis.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $14,863,680, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,863,680 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $659,009,715, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

The fund utilized earnings and profits of $98,128,638 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84006 1412

ANNUAL REPORT	OCTOBER 31, 2014

New Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	8.60%(1)	18.58%	8.90%	7.82%	12/26/96
Russell 2500 Growth Index	—	10.24%	19.19%	10.26%	8.00%	—
Institutional Class	TWNIX	8.81%(1)	—	—	15.67%	3/1/10
A Class	TWNAX					3/1/10
No sales charge*		8.31%(1)	—	—	15.15%
With sales charge*		2.09%(1)	—	—	13.70%
C Class	TWNCX	7.50%(1)	—	—	14.27%	3/1/10
R Class	TWNRX	8.12%(1)	—	—	14.85%	3/1/10
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $23,458*

Russell 2500 Growth Index — $26,567

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.54%	1.34%	1.79%	2.54%	2.04%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jeffrey Otto

Performance Summary

New Opportunities returned 8.60%* for the 12 months ended October 31, 2014, lagging the 10.24% return of the portfolio’s benchmark, the Russell 2500 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 2500 Growth Index, health care was the top-performing sector on a total-return basis, gaining more than 25%. Telecommunication services stocks returned nearly 25%, while the utilities, industrials, and materials sectors also outperformed the benchmark average. Energy was the only sector to post negative returns, weighed down by declining oil prices. Consumer discretionary and consumer staples stocks registered modest gains that trailed the benchmark average.

New Opportunities received positive contributions from all sectors except energy and telecommunication services. Stock decisions in the health care, energy, and telecommunication services sectors were key performance detractors relative to the Russell index. Stock selection in the industrials, consumer discretionary, and materials sectors benefited results versus the benchmark.

Health Care Stocks Weighed on Relative Results

Stock choices in the health care sector detracted from relative results, as did an underweight to the biotechnology industry. The fund had lighter exposure than the benchmark to Puma Biotechnology, which surged on the July announcement of positive results in the phase III clinical trial for its breast cancer drug, Neratinib. Aegerion Pharmaceuticals also detracted. The company’s drug to treat extremely high cholesterol was approved in 2013. After achieving early success, there were indications that not as many patients as expected were signing up for the drug and some weren’t sticking with the therapy due to significant side effects, so we eliminated our position.

Energy and Telecommunication Services Detracted

Energy stocks weighed on relative results due primarily to stock selection, especially among energy equipment and services firms. Oil and gas exploration and production company Magnum Hunter Resources slipped as the mild summer weather led to lower prices for natural gas. On a positive note, the company announced record natural gas flows from its Eureka Hunter pipeline in West Virginia and Ohio, as well as the opening of new wells in its Marcellus Shale operations. Not owning Cheniere Energy, a component of the benchmark, detracted from fund results as the company is benefiting from exporting growing domestic supplies of liquefied natural gas.

Telecommunication services detracted from results due to selection in the wireless telecommunications industry and less exposure than the benchmark to the diversified telecommunication services industry. Among other leading detractors, specialty retailer Conn’s experienced a reversal of fortunes after a strong 2013. Reduced electronics sales and elevated credit delinquencies lowered estimates for fiscal 2015. We eliminated the position.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials and Consumer Discretionary Holdings Aided Results

The fund benefited from holdings in the industrials sector. Apogee Enterprises, which makes and installs architectural glass, saw a surge in orders, especially for taller buildings, as the non-residential real estate market has strengthened. H&E Equipment Services, which rents heavy equipment to construction companies, gained on improved pricing and demand, especially from growth in the Gulf Coast region. Trucking company Saia is benefiting from improved pricing driven by greater demand and limited capacity as a result of new regulations.

In consumer discretionary, an overweight in Hanesbrands added to relative returns. The apparel maker outperformed on its progress in integrating Maidenform and news it had closed the acquisition of DB Apparel. The company continues to increase margins through better sourcing and manufacturing efficiencies in a low-growth environment.

Other Top Individual Contributors

Bucking the trend in the energy sector, Athlon Energy was one of the portfolio’s top relative contributors. The stock had done well since its 2013 IPO and rose sharply after Encana announced that it was buying the exploration and production company. In the IT services industry, the fund benefited from its holding in FleetCor Technologies, a provider of specialized payment products. The company is driving strong growth with accretive acquisitions in a fragmented industry.

Outlook

As of October 31, 2014, health care and consumer discretionary stocks were the largest overweights relative to the Russell index, while materials and financials represented the largest underweights. New Opportunities’ investment process focuses on small and mid-sized companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2500 Growth Index.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
LKQ Corp.	4.3%
Middleby Corp.	2.0%
CoStar Group, Inc.	1.8%
ExamWorks Group, Inc.	1.5%
Hanesbrands, Inc.	1.4%
Signet Jewelers Ltd.	1.4%
Shutterstock, Inc.	1.4%
Alliance Data Systems Corp.	1.4%
Restoration Hardware Holdings, Inc.	1.3%
Signature Bank	1.2%

Top Five Industries	% of net assets
Biotechnology	6.8%
Machinery	5.2%
Internet Software and Services	4.8%
Distributors	4.7%
Health Care Providers and Services	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,064.60	$7.55	1.45%
Investor Class (before waiver)	$1,000	$1,064.60(2)	$7.81	1.50%
Institutional Class (after waiver)	$1,000	$1,065.80	$6.51	1.25%
Institutional Class (before waiver)	$1,000	$1,065.80(2)	$6.77	1.30%
A Class (after waiver)	$1,000	$1,063.50	$8.84	1.70%
A Class (before waiver)	$1,000	$1,063.50(2)	$9.10	1.75%
C Class (after waiver)	$1,000	$1,058.90	$12.71	2.45%
C Class (before waiver)	$1,000	$1,058.90(2)	$12.97	2.50%
R Class (after waiver)	$1,000	$1,062.30	$10.14	1.95%
R Class (before waiver)	$1,000	$1,062.30(2)	$10.40	2.00%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.90	$7.38	1.45%
Investor Class (before waiver)	$1,000	$1,017.64	$7.63	1.50%
Institutional Class (after waiver)	$1,000	$1,018.90	$6.36	1.25%
Institutional Class (before waiver)	$1,000	$1,018.65	$6.61	1.30%
A Class (after waiver)	$1,000	$1,016.64	$8.64	1.70%
A Class (before waiver)	$1,000	$1,016.38	$8.89	1.75%
C Class (after waiver)	$1,000	$1,012.86	$12.43	2.45%
C Class (before waiver)	$1,000	$1,012.60	$12.68	2.50%
R Class (after waiver)	$1,000	$1,015.38	$9.91	1.95%
R Class (before waiver)	$1,000	$1,015.12	$10.16	2.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 1.1%
B/E Aerospace, Inc.(1)	12,148	$904,419
TransDigm Group, Inc.	5,615	1,050,173
		1,954,592
Airlines — 0.9%
Spirit Airlines, Inc.(1)	22,760	1,663,984
Auto Components — 0.6%
American Axle & Manufacturing Holdings, Inc.(1)	53,314	1,030,560
Banks — 3.1%
Bank of the Ozarks, Inc.	35,120	1,237,629
Cathay General Bancorp.	45,518	1,202,130
IBERIABANK Corp.	17,402	1,198,302
Signature Bank(1)	18,030	2,183,974
		5,822,035
Biotechnology — 6.8%
ACADIA Pharmaceuticals, Inc.(1)	15,037	416,525
Agios Pharmaceuticals, Inc.(1)	1,990	167,220
Alkermes plc(1)	15,682	792,725
Alnylam Pharmaceuticals, Inc.(1)	7,737	717,529
Celldex Therapeutics, Inc.(1)	18,977	317,865
Cepheid, Inc.(1)	10,582	560,952
Clovis Oncology, Inc.(1)	2,932	174,923
Cubist Pharmaceuticals, Inc.(1)	9,438	682,273
Incyte Corp.(1)	16,983	1,138,880
Intercept Pharmaceuticals, Inc.(1)	1,988	513,679
Isis Pharmaceuticals, Inc.(1)	15,737	724,846
Keryx Biopharmaceuticals, Inc.(1)	17,068	287,596
MannKind Corp.(1)	39,547	237,678
Medivation, Inc.(1)	9,616	1,016,411
Myriad Genetics, Inc.(1)	11,368	448,922
NPS Pharmaceuticals, Inc.(1)	15,213	416,836
Opko Health, Inc.(1)	38,353	320,248
PDL BioPharma, Inc.	32,102	273,830
Pharmacyclics, Inc.(1)	7,680	1,003,546
Puma Biotechnology, Inc.(1)	2,212	554,327
Receptos, Inc.(1)	3,014	312,401
Seattle Genetics, Inc.(1)	14,198	520,641
Synageva BioPharma Corp.(1)	3,837	290,614
United Therapeutics Corp.(1)	6,425	841,482
		12,731,949
Building Products — 4.6%
Apogee Enterprises, Inc.	47,802	2,098,508
Fortune Brands Home & Security, Inc.	44,404	1,920,473

10

	Shares	Value
Insteel Industries, Inc.	23,463	$559,358
Lennox International, Inc.	15,756	1,401,023
NCI Building Systems, Inc.(1)	68,716	1,365,387
Trex Co., Inc.(1)	28,950	1,244,850
		8,589,599
Capital Markets — 1.7%
Evercore Partners, Inc., Class A	19,796	1,024,839
HFF, Inc., Class A	16,139	508,056
Lazard Ltd., Class A	33,967	1,671,516
		3,204,411
Chemicals — 1.2%
International Flavors & Fragrances, Inc.	10,221	1,013,412
PolyOne Corp.	32,520	1,203,565
		2,216,977
Communications Equipment — 1.0%
Palo Alto Networks, Inc.(1)	6,983	738,103
Ubiquiti Networks, Inc.	33,274	1,190,211
		1,928,314
Construction Materials — 1.6%
Caesarstone Sdot-Yam Ltd.	22,068	1,232,719
Headwaters, Inc.(1)	87,772	1,114,704
Martin Marietta Materials, Inc.	5,750	672,290
		3,019,713
Containers and Packaging — 1.8%
Ball Corp.	18,733	1,206,967
Crown Holdings, Inc.(1)	16,410	786,531
Graphic Packaging Holding Co.(1)	119,829	1,453,526
		3,447,024
Distributors — 4.7%
Core-Mark Holding Co., Inc.	12,531	727,174
LKQ Corp.(1)	279,577	7,987,515
		8,714,689
Diversified Consumer Services — 0.6%
Nord Anglia Education, Inc.(1)	61,096	1,043,520
Diversified Financial Services — 1.1%
CBOE Holdings, Inc.	17,164	1,011,646
MarketAxess Holdings, Inc.	15,038	972,207
		1,983,853
Diversified Telecommunication Services — 0.3%
tw telecom, inc., Class A(1)	14,920	638,278
Electrical Equipment — 0.8%
Acuity Brands, Inc.	11,233	1,566,217
Electronic Equipment, Instruments and Components — 2.0%
Littelfuse, Inc.	16,971	1,655,351
Methode Electronics, Inc.	37,280	1,468,087
Trimble Navigation Ltd.(1)	23,963	643,646
		3,767,084

11

	Shares	Value
Energy Equipment and Services — 1.0%
Dril-Quip, Inc.(1)	5,959	$536,012
Helmerich & Payne, Inc.	6,934	602,010
RigNet, Inc.(1)	16,200	703,890
		1,841,912
Food and Staples Retailing — 0.8%
United Natural Foods, Inc.(1)	22,923	1,559,222
Food Products — 2.0%
Hain Celestial Group, Inc. (The)(1)	15,522	1,680,256
J&J Snack Foods Corp.	8,842	910,991
TreeHouse Foods, Inc.(1)	14,033	1,195,191
		3,786,438
Health Care Equipment and Supplies — 4.5%
Align Technology, Inc.(1)	10,525	553,825
Cooper Cos., Inc. (The)	4,342	711,654
DexCom, Inc.(1)	9,842	442,398
IDEXX Laboratories, Inc.(1)	5,931	840,245
Insulet Corp.(1)	9,160	395,437
Mettler-Toledo International, Inc.(1)	2,880	744,393
ResMed, Inc.	15,858	828,105
Sirona Dental Systems, Inc.(1)	5,009	393,457
STERIS Corp.	15,986	987,935
Teleflex, Inc.	17,931	2,046,286
West Pharmaceutical Services, Inc.	10,560	541,200
		8,484,935
Health Care Providers and Services — 4.6%
Acadia Healthcare Co., Inc.(1)	7,015	435,281
Brookdale Senior Living, Inc.(1)	17,054	574,890
Centene Corp.(1)	7,817	724,401
ExamWorks Group, Inc.(1)	72,284	2,803,173
HealthSouth Corp.	13,867	559,256
Mednax, Inc.(1)	9,349	583,658
Team Health Holdings, Inc.(1)	22,098	1,382,009
Tenet Healthcare Corp.(1)	17,831	999,428
Universal Health Services, Inc., Class B	5,343	554,123
		8,616,219
Health Care Technology — 0.9%
athenahealth, Inc.(1)	4,953	606,743
HMS Holdings Corp.(1)	16,386	380,647
Medidata Solutions, Inc.(1)	14,849	669,838
		1,657,228
Hotels, Restaurants and Leisure — 2.3%
La Quinta Holdings, Inc.(1)	45,607	930,839
Papa John's International, Inc.	40,350	1,886,766
Vail Resorts, Inc.	17,636	1,523,045
		4,340,650

12

	Shares	Value
Household Durables — 1.6%
Harman International Industries, Inc.	12,651	$1,357,959
Jarden Corp.(1)	24,946	1,623,735
		2,981,694
Insurance — 0.8%
Allied World Assurance Co. Holdings Ltd.	38,298	1,455,324
Internet Software and Services — 4.8%
comScore, Inc.(1)	26,009	1,096,019
CoStar Group, Inc.(1)	20,448	3,293,968
Envestnet, Inc.(1)	27,570	1,224,660
Shutterstock, Inc.(1)	33,914	2,637,153
Yelp, Inc.(1)	11,805	708,300
		8,960,100
IT Services — 4.6%
Alliance Data Systems Corp.(1)	9,029	2,558,367
FleetCor Technologies, Inc.(1)	11,481	1,728,580
Heartland Payment Systems, Inc.	19,862	1,025,872
Virtusa Corp.(1)	42,635	1,747,182
WEX, Inc.(1)	13,620	1,546,687
		8,606,688
Leisure Products — 2.0%
Brunswick Corp.	39,821	1,863,623
Polaris Industries, Inc.	12,462	1,880,017
		3,743,640
Life Sciences Tools and Services — 1.0%
Charles River Laboratories International, Inc.(1)	20,160	1,273,305
Covance, Inc.(1)	7,333	585,907
		1,859,212
Machinery — 5.2%
ITT Corp.	29,576	1,332,695
Middleby Corp.(1)	41,855	3,704,167
Mueller Water Products, Inc., Class A	177,717	1,754,067
Snap-On, Inc.	15,607	2,062,309
WABCO Holdings, Inc.(1)	8,298	808,059
		9,661,297
Media — 0.6%
Time, Inc.(1)	45,701	1,032,386
Metals and Mining — 0.9%
Horsehead Holding Corp.(1)	102,621	1,612,176
Oil, Gas and Consumable Fuels — 2.5%
Athlon Energy, Inc.(1)	15,944	929,535
Carrizo Oil & Gas, Inc.(1)	21,370	1,109,958
Goodrich Petroleum Corp.(1)	39,592	326,238
Gulfport Energy Corp.(1)	31,192	1,565,214
Magnum Hunter Resources Corp.(1)	166,512	772,616
		4,703,561

13

	Shares	Value
Personal Products — 0.2%
Herbalife Ltd.	7,592	$398,276
Pharmaceuticals — 3.0%
Akorn, Inc.(1)	10,647	474,324
AVANIR Pharmaceuticals, Inc.(1)	19,127	247,503
Jazz Pharmaceuticals plc(1)	6,891	1,163,476
Mallinckrodt plc(1)	10,772	992,963
Medicines Co. (The)(1)	11,115	281,432
Pacira Pharmaceuticals, Inc.(1)	5,214	483,964
Salix Pharmaceuticals Ltd.(1)	11,753	1,690,669
Theravance, Inc.	13,640	218,513
		5,552,844
Professional Services — 1.1%
Huron Consulting Group, Inc.(1)	13,881	966,256
Korn/Ferry International(1)	36,518	1,019,948
		1,986,204
Real Estate Investment Trusts (REITs) — 0.8%
Federal Realty Investment Trust	4,215	555,537
Sun Communities, Inc.	16,323	946,244
		1,501,781
Road and Rail — 1.9%
Roadrunner Transportation Systems, Inc.(1)	49,637	1,023,019
Saia, Inc.(1)	35,139	1,722,514
Swift Transportation Co.(1)	31,696	782,891
		3,528,424
Semiconductors and Semiconductor Equipment — 2.7%
M/A-COM Technology Solutions Holdings, Inc.(1)	27,414	602,834
Photronics, Inc.(1)	89,343	803,194
RF Micro Devices, Inc.(1)	83,284	1,083,525
Skyworks Solutions, Inc.	32,969	1,920,114
Synaptics, Inc.(1)	9,143	625,655
		5,035,322
Software — 4.5%
Aspen Technology, Inc.(1)	44,891	1,657,825
FireEye, Inc.(1)	31,640	1,075,443
Manhattan Associates, Inc.(1)	21,430	859,557
Monotype Imaging Holdings, Inc.	31,006	887,082
ServiceNow, Inc.(1)	26,087	1,772,090
Splunk, Inc.(1)	12,463	823,555
Verint Systems, Inc.(1)	24,614	1,415,059
		8,490,611
Specialty Retail — 4.6%
Cabela's, Inc.(1)	10,985	527,500
Foot Locker, Inc.	29,350	1,643,893
Lithia Motors, Inc., Class A	6,286	487,919
Restoration Hardware Holdings, Inc.(1)	29,890	2,400,765

14

	Shares	Value
Signet Jewelers Ltd.	22,124	$2,655,101
Ulta Salon Cosmetics & Fragrance, Inc.(1)	7,049	851,590
		8,566,768
Technology Hardware, Storage and Peripherals — 1.2%
Nimble Storage, Inc.(1)	35,815	979,898
Stratasys Ltd.(1)	10,832	1,303,740
		2,283,638
Textiles, Apparel and Luxury Goods — 2.2%
Hanesbrands, Inc.	25,322	2,674,256
Skechers U.S.A., Inc., Class A(1)	25,832	1,414,302
		4,088,558
Trading Companies and Distributors — 1.3%
H&E Equipment Services, Inc.	23,568	881,208
United Rentals, Inc.(1)	13,554	1,491,753
		2,372,961
Wireless Telecommunication Services — 0.3%
RingCentral, Inc., Class A(1)	43,474	571,248
TOTAL COMMON STOCKS (Cost $141,125,438)		182,602,116
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $744,752), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $730,264)		730,260
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $297,963), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $292,105)		292,104
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $596,495), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $584,209)		584,208
SSgA U.S. Government Money Market Fund, Class N	1,606,938	1,606,938
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,213,510)		3,213,510
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $144,338,948)		185,815,626
OTHER ASSETS AND LIABILITIES — 0.5%		945,328
TOTAL NET ASSETS — 100.0%		$186,760,954

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $144,338,948)	$185,815,626
Receivable for investments sold	2,377,951
Receivable for capital shares sold	21,937
Dividends and interest receivable	21,582
188,237,096

Liabilities
Payable for investments purchased	1,026,918
Payable for capital shares redeemed	239,581
Accrued management fees	209,459
Distribution and service fees payable	184
1,476,142

Net Assets	$186,760,954

Net Assets Consist of:
Capital (par value and paid-in surplus)	$135,290,829
Accumulated net investment loss	(1,539,393)
Undistributed net realized gain	11,532,840
Net unrealized appreciation	41,476,678
$186,760,954

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$186,134,171	15,679,790	$11.87
Institutional Class, $0.01 Par Value	$49,339	4,119	$11.98
A Class, $0.01 Par Value	$393,970	33,584	$11.73*
C Class, $0.01 Par Value	$75,402	6,658	$11.33
R Class, $0.01 Par Value	$108,072	9,321	$11.59
*Maximum offering price $12.45 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,571)	$1,042,331
Interest	533
1,042,864

Expenses:
Management fees	2,847,404
Distribution and service fees:
A Class	908
C Class	829
R Class	498
Directors' fees and expenses	2,885
2,852,524
Fees waived	(45,863)
2,806,661

Net investment income (loss)	(1,763,797)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	21,420,935
Foreign currency transactions	69,271
21,490,206

Change in net unrealized appreciation (depreciation) on investments	(4,048,543)

Net realized and unrealized gain (loss)	17,441,663

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,677,866

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$(1,763,797)	$(1,056,726)
Net realized gain (loss)	21,490,206	26,351,491
Change in net unrealized appreciation (depreciation)	(4,048,543)	24,716,488
Net increase (decrease) in net assets resulting from operations	15,677,866	50,011,253

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(19,993,842)	(13,879,798)

Redemption Fees
Increase in net assets from redemption fees	8,985	5,437

Net increase (decrease) in net assets	(4,306,991)	36,136,892

Net Assets
Beginning of period	191,067,945	154,931,053
End of period	$186,760,954	$191,067,945

Accumulated net investment loss	$(1,539,393)	$(1,483,655)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the

19

Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms

20

and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.10% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2014 was $45,708, $12, $99, $18 and $26 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2014 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2014 was 1.48% for the Investor Class, A Class, C Class and R Class and 1.28% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

21

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $142,159,371 and $162,728,675, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	670,786	$7,648,874	1,105,428	$10,646,772
Redeemed	(2,422,255)	(27,644,383)	(2,680,109)	(24,543,220)
	(1,751,469)	(19,995,509)	(1,574,681)	(13,896,448)
Institutional Class/Shares Authorized	25,000,000		25,000,000
A Class/Shares Authorized	25,000,000		25,000,000
Sold	7,111	80,085	13,453	127,738
Redeemed	(3,258)	(35,806)	(13,318)	(125,925)
	3,853	44,279	135	1,813
C Class/Shares Authorized	25,000,000		25,000,000
Sold	967	10,481	5,823	51,750
Redeemed	(5,463)	(60,448)	(4,720)	(46,089)
	(4,496)	(49,967)	1,103	5,661
R Class/Shares Authorized	25,000,000		25,000,000
Sold	972	10,912	999	9,337
Redeemed	(319)	(3,557)	(15)	(161)
	653	7,355	984	9,176
Net increase (decrease)	(1,751,459)	$(19,993,842)	(1,572,459)	$(13,879,798)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$182,602,116	—	—
Temporary Cash Investments	1,606,938	$1,606,572	—
	$184,209,054	$1,606,572	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $979,364.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $70,822 in net realized gain (loss) on foreign currency transactions.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2014 and October 31, 2013.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$144,429,037
Gross tax appreciation of investments	$43,955,101
Gross tax depreciation of investments	(2,568,512)
Net tax appreciation (depreciation) of investments	$41,386,589
Undistributed ordinary income	—
Accumulated long-term gains	$11,622,929
Late-year ordinary loss deferral	$(1,539,393)

23

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.93	(0.11)	1.05	0.94	$11.87	8.60%	1.48%	1.50%	(0.93)%	(0.95)%	76%	$186,134
2013	$8.13	(0.06)	2.86	2.80	$10.93	34.44%	1.50%	1.50%	(0.62)%	(0.62)%	79%	$190,490
2012	$7.47	(0.02)	0.68	0.66	$8.13	8.84%	1.50%	1.50%	(0.22)%	(0.22)%	63%	$154,517
2011	$6.86	(0.07)	0.68	0.61	$7.47	8.89%	1.50%	1.50%	(0.95)%	(0.95)%	107%	$158,117
2010	$5.06	(0.04)	1.84	1.80	$6.86	33.57%	1.51%	1.51%	(0.59)%	(0.59)%	181%	$146,747
Institutional Class
2014	$11.01	(0.08)	1.05	0.97	$11.98	8.81%	1.28%	1.30%	(0.73)%	(0.75)%	76%	$49
2013	$8.17	(0.04)	2.88	2.84	$11.01	34.76%	1.30%	1.30%	(0.42)%	(0.42)%	79%	$45
2012	$7.49	—(3)	0.68	0.68	$8.17	9.08%	1.30%	1.30%	(0.02)%	(0.02)%	63%	$34
2011	$6.87	(0.06)	0.68	0.62	$7.49	9.02%	1.30%	1.30%	(0.75)%	(0.75)%	107%	$31
2010(4)	$6.07	(0.01)	0.81	0.80	$6.87	13.18%	1.31%(5)	1.31%(5)	(0.29)%(5)	(0.29)%(5)	181%(6)	$28
A Class
2014	$10.83	(0.13)	1.03	0.90	$11.73	8.31%	1.73%	1.75%	(1.18)%	(1.20)%	76%	$394
2013	$8.08	(0.08)	2.83	2.75	$10.83	34.03%	1.75%	1.75%	(0.87)%	(0.87)%	79%	$322
2012	$7.44	(0.04)	0.68	0.64	$8.08	8.60%	1.75%	1.75%	(0.47)%	(0.47)%	63%	$239
2011	$6.85	(0.09)	0.68	0.59	$7.44	8.61%	1.75%	1.75%	(1.20)%	(1.20)%	107%	$282
2010(4)	$6.07	(0.03)	0.81	0.78	$6.85	12.85%	1.76%(5)	1.76%(5)	(0.67)%(5)	(0.67)%(5)	181%(6)	$121

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$10.53	(0.21)	1.01	0.80	$11.33	7.50%	2.48%	2.50%	(1.93)%	(1.95)%	76%	$75
2013	$7.91	(0.15)	2.77	2.62	$10.53	33.12%	2.50%	2.50%	(1.62)%	(1.62)%	79%	$117
2012	$7.34	(0.09)	0.66	0.57	$7.91	7.77%	2.50%	2.50%	(1.22)%	(1.22)%	63%	$80
2011	$6.81	(0.15)	0.68	0.53	$7.34	7.78%	2.50%	2.50%	(1.95)%	(1.95)%	107%	$57
2010(4)	$6.07	(0.06)	0.80	0.74	$6.81	12.19%	2.51%(5)	2.51%(5)	(1.46)%(5)	(1.46)%(5)	181%(6)	$40
R Class
2014	$10.73	(0.16)	1.02	0.86	$11.59	8.12%	1.98%	2.00%	(1.43)%	(1.45)%	76%	$108
2013	$8.02	(0.11)	2.82	2.71	$10.73	33.67%	2.00%	2.00%	(1.12)%	(1.12)%	79%	$93
2012	$7.40	(0.06)	0.68	0.62	$8.02	8.38%	2.00%	2.00%	(0.72)%	(0.72)%	63%	$62
2011	$6.84	(0.11)	0.67	0.56	$7.40	8.19%	2.00%	2.00%	(1.45)%	(1.45)%	107%	$48
2010(4)	$6.07	(0.04)	0.81	0.77	$6.84	12.69%	2.01%(5)	2.01%(5)	(0.99)%(5)	(0.99)%(5)	181%(6)	$29

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	March 1, 2010 (commencement of sale) through October 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

27

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

32

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a one year reduction of the Fund’s annual unified management fee of 0.10% (e.g., the Investor Class unified fee will be reduced from 1.50% to 1.40%) beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84003 1412

ANNUAL REPORT	OCTOBER 31, 2014

NT Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLTX	14.17%	15.41%	8.73%	5/12/06
Russell 1000 Growth Index	—	17.11%	17.42%	9.00%	—
R6 Class	ACDTX	14.27%	—	17.48%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Institutional Class — $20,323

Russell 1000 Growth Index — $20,765

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.77%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth returned 14.17%* in the 12 months ended October 31, 2014, compared with the 17.11% return of its benchmark, the Russell 1000 Growth Index.

Information technology stocks contributed most to absolute returns. Energy was the only sector to detract from performance in absolute terms. Relative to the benchmark, the health care and energy sectors were the leading detractors, driven by stock selection decisions. Materials and consumer staples stocks contributed most to relative results.

Health Care Detracted Most

Positioning in the health care sector detracted most from performance relative to the Russell 1000 Growth Index. Stock choices meant the pharmaceutical industry underperformed, led by a stake in Bristol-Myers Squibb. We eliminated the position. An underweight position and stock selection decisions in the biotechnology industry also weighed on performance. It hurt to be underrepresented in shares of Amgen, a position we eliminated. We were also underrepresented in Gilead Sciences, though we increased our stake in Gilead later in the period.

Other Notable Detractors

Stock selection detracted from relative results in the energy sector. Positioning among oil, gas, and consumable fuels companies hurt most. North American energy exploration and production firms Noble Energy and Concho Resources suffered temporarily from a slowdown in takeaway capacity, while EOG Resources lagged as energy prices softened. We sold our stakes in Noble and EOG.

One of the leading individual detractors for the fiscal year was electronics retailer Best Buy. The company made progress on its turnaround in 2013, but reported much weaker-than-expected holiday sales amid a promotional sales environment that failed to drive higher industry demand. The promotions hit both the top line and margins, causing the company to miss earnings and lower future guidance. We eliminated the position.

Computers and peripherals giant Apple was a notable detractor from performance compared with the benchmark. The stock is a sizable holding, but we nevertheless have relatively less exposure than the index, believing it is difficult for Apple to continue to rapidly improve earnings; however, the stock did well as a result of excitement around new product launches. An underweight position in software giant Microsoft detracted from relative results. The company lowered guidance, consistent with our less sanguine outlook for the business and we sold the stock. Nevertheless, the stock benefited from price-to-earnings multiple expansion, excitement around moving Office 365 to a subscription model, and the announcement of the Windows 10 operating system.

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Materials and Staples Helped Most

An underweight position and stock selection decisions made materials stocks the leading contributors to relative results. Chemicals companies contributed most to outperformance thanks to an underweight position and stock choices. Stock selection also drove outperformance in the consumer staples sector. Positioning among beverages and food products companies helped most. Notable contributors in the materials sector were LyondellBasell Industries and The Dow Chemical Company, and Mead Johnson Nutrition in the staples sector. We ultimately sold our stakes in Dow and LyondellBasell.

Significant Individual Contributors

The largest contribution to relative performance came from a stake in hotelier Marriott International, which enjoyed solid profit growth as room capacity and rates are attractive after years of little or no room growth in the industry. It was also beneficial to have no exposure to technology firm International Business Machines and to be underrepresented in shares of internet retailer Amazon.com. We eliminated Amazon earlier in 2014 as the company saw capital expenditures rise and margins fall.

Biotech stock Alexion Pharmaceuticals gained on a very strong earnings report and investor enthusiasm for the company’s revised tax structure, which should lead to lower tax rates (and more profits) going forward. Rail transportation company Union Pacific was another notable contributor to relative return. Because new sources of crude oil often don’t have a pipeline infrastructure to the coasts, rail has emerged as a necessary means of crude transport. Additionally, railroads are seeing sharp increases in volumes of sand used in hydraulic fracturing. Software maker Electronic Arts benefited from continued margin expansion, and better-than-expected sales of new games.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities.

As of October 31, 2014, the health care sector was the portfolio’s largest overweight position relative to the benchmark. We favored health care equipment and supplies and pharmaceuticals companies. Medical device companies should see a better environment from higher utilization rates in the U.S., as well as getting the medical device tax. Device pipelines, however, are not universally robust, so security selection in this space is crucial to differentiate among market participants. At the other end of the spectrum, the underweight position in the materials sector is attributable in part to our decision to eliminate the fund’s stake in chemical firm Monsanto. We worried about the outlook for seed purchases given falling corn prices.

5

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
PepsiCo, Inc.	4.9%
Apple, Inc.	4.8%
Visa, Inc., Class A	3.9%
Comcast Corp., Class A	3.2%
Boeing Co. (The)	2.4%
Union Pacific Corp.	2.2%
Facebook, Inc., Class A	2.2%
Lockheed Martin Corp.	2.2%
CVS Health Corp.	2.1%
Gilead Sciences, Inc.	2.1%

Top Five Industries	% of net assets
Internet Software and Services	7.5%
Biotechnology	6.5%
Aerospace and Defense	6.5%
IT Services	6.4%
Media	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Exchange-Traded Funds	0.3%
Total Equity Exposure	100.1%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.5)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,075.40	$4.03	0.77%
R6 Class	$1,000	$1,076.10	$3.24	0.62%
Hypothetical
Institutional Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 6.5%
Boeing Co. (The)	248,748	$31,071,113
Honeywell International, Inc.	94,160	9,050,659
Lockheed Martin Corp.	145,439	27,716,310
Precision Castparts Corp.	27,491	6,067,264
Raytheon Co.	80,027	8,313,205
		82,218,551
Airlines — 0.8%
Alaska Air Group, Inc.	187,111	9,959,919
Automobiles — 0.6%
Harley-Davidson, Inc.	119,158	7,828,681
Banks — 2.8%
SunTrust Banks, Inc.	390,381	15,279,513
Wells Fargo & Co.	374,691	19,892,345
		35,171,858
Beverages — 5.0%
Brown-Forman Corp., Class B	12,714	1,178,206
PepsiCo, Inc.	652,434	62,744,578
		63,922,784
Biotechnology — 6.5%
Alexion Pharmaceuticals, Inc.(1)	109,940	21,038,118
Biogen Idec, Inc.(1)	61,343	19,696,010
Gilead Sciences, Inc.(1)	237,250	26,572,000
Incyte Corp.(1)	99,195	6,652,017
Regeneron Pharmaceuticals, Inc.(1)	21,329	8,397,654
		82,355,799
Capital Markets — 2.5%
Franklin Resources, Inc.	235,339	13,087,202
Invesco Ltd.	450,541	18,233,394
		31,320,596
Chemicals — 1.7%
PPG Industries, Inc.	59,196	12,057,633
Sherwin-Williams Co. (The)	42,364	9,725,080
		21,782,713
Commercial Services and Supplies — 0.9%
Tyco International Ltd.	269,088	11,551,948
Communications Equipment — 2.0%
QUALCOMM, Inc.	319,050	25,048,616
Electrical Equipment — 0.5%
Generac Holdings, Inc.(1)	150,900	6,841,806
Energy Equipment and Services — 0.4%
Baker Hughes, Inc.	89,056	4,716,406

9

	Shares	Value
Food and Staples Retailing — 2.1%
CVS Health Corp.	317,585	$27,251,969
Food Products — 1.8%
Hershey Co. (The)	132,012	12,661,271
Mead Johnson Nutrition Co.	108,880	10,812,873
		23,474,144
Health Care Equipment and Supplies — 4.5%
C.R. Bard, Inc.	107,062	17,554,956
DENTSPLY International, Inc.	199,424	10,124,757
DexCom, Inc.(1)	17,507	786,940
Intuitive Surgical, Inc.(1)	16,224	8,043,859
Medtronic, Inc.	217,269	14,809,055
Mettler-Toledo International, Inc.(1)	20,943	5,413,137
		56,732,704
Health Care Providers and Services — 2.0%
Cardinal Health, Inc.	163,757	12,851,650
Express Scripts Holding Co.(1)	159,477	12,251,023
		25,102,673
Health Care Technology — 0.6%
Cerner Corp.(1)	110,689	7,011,041
Hotels, Restaurants and Leisure — 2.1%
Chipotle Mexican Grill, Inc.(1)	10,697	6,824,686
Marriott International, Inc., Class A	268,798	20,361,449
		27,186,135
Household Products — 1.0%
Church & Dwight Co., Inc.	169,736	12,290,584
Internet and Catalog Retail — 2.5%
Expedia, Inc.	198,401	16,858,133
Priceline Group, Inc. (The)(1)	12,319	14,859,301
		31,717,434
Internet Software and Services — 7.5%
eBay, Inc.(1)	331,210	17,388,525
Facebook, Inc., Class A(1)	379,766	28,478,652
Google, Inc., Class A(1)	40,408	22,946,491
LinkedIn Corp., Class A(1)	26,446	6,055,076
Pandora Media, Inc.(1)	297,003	5,726,218
VeriSign, Inc.(1)	108,585	6,489,040
Yelp, Inc.(1)	133,797	8,027,820
		95,111,822
IT Services — 6.4%
Alliance Data Systems Corp.(1)	52,167	14,781,519
Fiserv, Inc.(1)	148,860	10,342,793
Teradata Corp.(1)	146,123	6,183,925
Visa, Inc., Class A	205,595	49,636,801
		80,945,038

10

	Shares	Value
Life Sciences Tools and Services — 0.8%
Illumina, Inc.(1)	14,993	$2,887,352
Waters Corp.(1)	66,164	7,330,971
		10,218,323
Machinery — 3.4%
Caterpillar, Inc.	128,815	13,063,129
Parker-Hannifin Corp.	114,785	14,581,138
WABCO Holdings, Inc.(1)	80,958	7,883,690
Wabtec Corp.	95,362	8,229,741
		43,757,698
Media — 6.3%
Comcast Corp., Class A	736,961	40,790,792
Scripps Networks Interactive, Inc., Class A	79,795	6,163,366
Sirius XM Holdings, Inc.(1)	2,010,938	6,897,517
Walt Disney Co. (The)	286,798	26,207,601
		80,059,276
Multiline Retail — 1.1%
Macy's, Inc.	240,737	13,919,413
Oil, Gas and Consumable Fuels — 4.3%
Concho Resources, Inc.(1)	69,554	7,583,473
Exxon Mobil Corp.	268,662	25,982,302
Occidental Petroleum Corp.	63,495	5,646,610
Phillips 66	189,729	14,893,726
		54,106,111
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	153,891	11,569,525
Pharmaceuticals — 2.8%
Johnson & Johnson	154,374	16,638,430
Teva Pharmaceutical Industries Ltd. ADR	230,210	12,999,958
Zoetis, Inc.	166,263	6,178,333
		35,816,721
Road and Rail — 2.2%
Union Pacific Corp.	245,431	28,580,440
Semiconductors and Semiconductor Equipment — 0.9%
Broadcom Corp., Class A	166,148	6,958,278
Xilinx, Inc.	108,513	4,826,658
		11,784,936
Software — 4.7%
Electronic Arts, Inc.(1)	201,440	8,252,997
Intuit, Inc.	196,373	17,282,788
NetSuite, Inc.(1)	75,920	8,249,467
Oracle Corp.	485,705	18,966,780
Splunk, Inc.(1)	105,677	6,983,136
Varonis Systems, Inc.(1)	5,292	103,088
		59,838,256

11

	Shares	Value
Specialty Retail — 5.4%
AutoZone, Inc.(1)	32,173	$17,808,399
Bed Bath & Beyond, Inc.(1)	193,565	13,034,667
Gap, Inc. (The)	250,167	9,478,828
O'Reilly Automotive, Inc.(1)	18,032	3,171,468
Ross Stores, Inc.	116,403	9,396,050
TJX Cos., Inc. (The)	242,397	15,348,578
		68,237,990
Technology Hardware, Storage and Peripherals — 4.8%
Apple, Inc.	565,194	61,040,952
Wireless Telecommunication Services — 1.5%
SBA Communications Corp., Class A(1)	173,642	19,505,206
TOTAL COMMON STOCKS (Cost $1,066,538,240)		1,267,978,068
EXCHANGE-TRADED FUNDS — 0.3%
iShares Russell 1000 Growth Index Fund (Cost $3,410,695)	37,920	3,562,963
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $1,265,910), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $1,241,284)		1,241,277
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $506,469), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $496,513)		496,511
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $1,013,906), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $993,024)		993,022
SSgA U.S. Government Money Market Fund, Class N	2,730,304	2,730,304
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,461,114)		5,461,114
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $1,075,410,049)		1,277,002,145
OTHER ASSETS AND LIABILITIES — (0.5)%		(5,981,557)
TOTAL NET ASSETS — 100.0%		$1,271,020,588

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $1,075,410,049)	$1,277,002,145
Receivable for investments sold	26,679,642
Dividends and interest receivable	310,890
1,303,992,677

Liabilities
Payable for investments purchased	28,413,916
Payable for capital shares redeemed	3,781,294
Accrued management fees	776,879
32,972,089

Net Assets	$1,271,020,588

Net Assets Consist of:
Capital (par value and paid-in surplus)	$886,375,465
Undistributed net investment income	4,316,340
Undistributed net realized gain	178,736,687
Net unrealized appreciation	201,592,096
$1,271,020,588

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,234,783,551	73,420,600	$16.82
R6 Class, $0.01 Par Value	$36,237,037	2,153,893	$16.82

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $31,981)	$14,703,675
Interest	2,065
14,705,740

Expenses:
Management fees	8,790,904
Directors' fees and expenses	28,099
Other expenses	300
8,819,303

Net investment income (loss)	5,886,437

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	190,022,869
Futures contract transactions	125,193
Foreign currency transactions	1,120
190,149,182

Change in net unrealized appreciation (depreciation) on:
Investments	(42,726,130)
Translation of assets and liabilities in foreign currencies	(1,072)
(42,727,202)

Net realized and unrealized gain (loss)	147,421,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$153,308,417

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$5,886,437	$7,019,981
Net realized gain (loss)	190,149,182	40,309,020
Change in net unrealized appreciation (depreciation)	(42,727,202)	145,709,726
Net increase (decrease) in net assets resulting from operations	153,308,417	193,038,727

Distributions to Shareholders
From net investment income:
Institutional Class	(5,994,161)	(5,233,236)
R6 Class	(63,884)	—
From net realized gains:
Institutional Class	(39,897,401)	(21,042,732)
R6 Class	(337,944)	—
Decrease in net assets from distributions	(46,293,390)	(26,275,968)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	160,105,574	201,230,763

Net increase (decrease) in net assets	267,120,601	367,993,522

Net Assets
Beginning of period	1,003,899,987	635,906,465
End of period	$1,271,020,588	$1,003,899,987

Undistributed net investment income	$4,316,340	$4,660,845

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

16

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

17

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2014 was 0.77% for the Institutional Class and 0.62% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $1,504,598,809 and $1,360,227,506, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	300,000,000		300,000,000
Sold	10,717,121	$168,204,864	14,965,867	$201,231,386
Issued in reinvestment of distributions	3,073,782	45,891,562	2,082,089	26,275,968
Redeemed	(4,925,067)	(79,243,577)	(2,473,143)	(34,535,500)
	8,865,836	134,852,849	14,574,813	192,971,854
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,838,061	28,823,154	542,537	8,303,599
Issued in reinvestment of distributions	26,932	401,828	—	—
Redeemed	(250,670)	(3,972,257)	(2,967)	(44,690)
	1,614,323	25,252,725	539,570	8,258,909
Net increase (decrease)	10,480,159	$160,105,574	15,114,383	$201,230,763

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,267,978,068	—	—
Exchange-Traded Funds	3,562,963	—	—
Temporary Cash Investments	2,730,304	$2,730,810	—
	$1,274,271,335	$2,730,810	—

19

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2014, the effect of equity price risk derivative instruments on the Statement of Operations was $125,193 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$13,537,820	$5,216,535
Long-term capital gains	$32,755,570	$21,059,433

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,078,239,365
Gross tax appreciation of investments	$208,894,797
Gross tax depreciation of investments	(10,132,017)
Net tax appreciation (depreciation) of investments	$198,762,780
Undistributed ordinary income	$31,590,462
Accumulated long-term gains	$154,291,881

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$15.42	0.08	2.02	2.10	(0.09)	(0.61)	(0.70)	$16.82	14.17%	0.77%	0.50%	119%	$1,234,784
2013	$12.72	0.12	3.08	3.20	(0.10)	(0.40)	(0.50)	$15.42	26.05%	0.77%	0.85%	77%	$995,575
2012	$11.92	0.09	1.09	1.18	(0.08)	(0.30)	(0.38)	$12.72	10.33%	0.77%	0.71%	87%	$635,906
2011	$11.06	0.09	0.85	0.94	(0.08)	—	(0.08)	$11.92	8.48%	0.78%	0.78%	95%	$461,845
2010	$9.34	0.06	1.71	1.77	(0.05)	—	(0.05)	$11.06	18.94%	0.79%	0.63%	95%	$340,417
R6 Class
2014	$15.43	0.10	2.01	2.11	(0.11)	(0.61)	(0.72)	$16.82	14.27%	0.62%	0.65%	119%	$36,237
2013(3)	$14.38	—(4)	1.05	1.05	—	—	—	$15.43	7.30%	0.62%(5)	0.09%(5)	77%(6)	$8,325

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

22

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

27

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to certain adjustments regarding the breakpoints in the Fund’s unified management fee schedule, including changing the number of breakpoints and the investment amount that applies to each breakpoint, beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $11,402,997, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,026,397 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $35,850,734, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

The fund utilized earnings and profits of $3,757,089 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84010 1412

ANNUAL REPORT	OCTOBER 31, 2014

NT Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLWX	8.53%	15.30%	5.15%	5/12/06
Russell Midcap Growth Index	—	14.59%	18.72%	8.52%	—
R6 Class	ACDUX	8.60%	—	12.57%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Institutional Class — $15,305

Russell Midcap Growth Index — $20,001

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

NT Heritage returned 8.53%* for the 12 months ended October 31, 2014, lagging the 14.59% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell Midcap Growth Index, all sectors except energy posted positive returns on a total-return basis. Telecommunication services and health care were the top-performing sectors, gaining nearly 33%. Consumer staples, utilities, and information technology also performed well and outpaced the benchmark average. Falling oil prices hurt stocks in the energy sector.

NT Heritage received positive absolute contributions from most sectors, with health care leading the way. Energy holdings were weakest, posting a modest loss. Stock decisions in the consumer discretionary, energy, and health care sectors were key performance detractors relative to the Russell index. Stock selection in the information technology sector and an overweight allocation to telecommunication services aided results versus the benchmark.

Consumer Discretionary Stocks Led Detractors

Stock choices in the consumer discretionary sector detracted from relative results. Specialty-flooring retailer Lumber Liquidators failed to rebound from lower-than-expected first-quarter same-store sales caused by severe winter weather. The company also reported a shortage in hardwood flooring inventory. The stock was eliminated from the portfolio. Underweighting Tesla Motors detracted as investors continued to be excited about the future of electric cars and the company’s pursuit of the Chinese market.

The energy sector also detracted, largely due to stock selection in the energy equipment and services and oil, gas, and consumable fuels industries. Key detractors included Patterson-UTI Energy and Antero Resources. Both producers and services firms are struggling with declining oil prices. Within the health care sector, not owning several solid performers in the biotechnology industry detracted.

Among other leading detractors, the social media employment site LinkedIn has seen some deceleration of growth in its user base and provided weaker-than-expected guidance for 2014. We believe there is room for growth, however, as the company has no competition, a large, traditional job search market to disrupt, new product opportunities, and expansion potential.

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Information Technology Stocks Aided Results

Stock decisions in information technology benefited relative results, led by Electronic Arts. The video game maker rose on strong results consistent with our investment thesis of improving operating margins, driven by a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. Positioning in the telecommunication services sector aided results, led by an overweight position in SBA Communications, which owns and operates wireless communications towers and other structures. The company continued to benefit from industry trends and organic growth as consumers increase their use of data transmission for videos and other content, and from acquisitions, most recently one of Brazil’s largest wireless providers.

The fund’s holding of Canadian Pacific Railway, which is not a component of the index, was another key contributor. Canadian Pacific was helped by an improved balance sheet and its thoughtful use of cash, including a large share-repurchase program. Specialty pharmaceutical firm Actavis was a top contributor, as it has done a good job of integrating its purchase of Forest Laboratories and has benefited from the overall enthusiasm for merger and acquisitions in the pharmaceutical space. Sports apparel maker Under Armour aided results. The firm is gaining market share, and its international arm, though still fairly small, is growing rapidly.

Outlook

NT Heritage’s investment process focuses primarily on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of October 31, 2014, the largest overweights were in telecommunication services and health care, while the largest underweights were in materials and consumer discretionary. Current investment themes include stocks of companies benefiting from the Affordable Care Act, which has given a lift to health care providers. We are also finding opportunities in companies that benefit from the secular shift toward natural and organic foods.

5

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Electronic Arts, Inc.	4.3%
SBA Communications Corp., Class A	3.2%
Alliance Data Systems Corp.	3.1%
Teleflex, Inc.	2.3%
Canadian Pacific Railway Ltd., New York Shares	2.0%
Constellation Brands, Inc., Class A	2.0%
Actavis plc	2.0%
Affiliated Managers Group, Inc.	1.9%
Spirit Airlines, Inc.	1.9%
Avago Technologies Ltd.	1.8%

Top Five Industries	% of net assets
Software	7.6%
Pharmaceuticals	5.6%
Machinery	5.2%
Specialty Retail	4.8%
Textiles, Apparel and Luxury Goods	3.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,073.00	$4.18	0.80%
R6 Class	$1,000	$1,072.90	$3.40	0.65%
Hypothetical
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 2.0%
B/E Aerospace, Inc.(1)	68,452	$5,096,251
Esterline Technologies Corp.(1)	54,762	6,413,178
		11,509,429
Airlines — 1.9%
Spirit Airlines, Inc.(1)	150,060	10,970,887
Auto Components — 1.5%
BorgWarner, Inc.	149,992	8,552,544
Automobiles — 0.5%
Tesla Motors, Inc.(1)	12,807	3,095,452
Banks — 2.8%
East West Bancorp, Inc.	132,784	4,881,140
Signature Bank(1)	40,768	4,938,228
SVB Financial Group(1)	59,599	6,674,492
		16,493,860
Beverages — 3.3%
Brown-Forman Corp., Class B	78,901	7,311,755
Constellation Brands, Inc., Class A(1)	129,707	11,873,379
		19,185,134
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.(1)	33,945	6,495,715
BioMarin Pharmaceutical, Inc.(1)	41,304	3,407,580
Regeneron Pharmaceuticals, Inc.(1)	8,626	3,396,229
		13,299,524
Building Products — 1.4%
Fortune Brands Home & Security, Inc.	108,150	4,677,487
Lennox International, Inc.	43,351	3,854,771
		8,532,258
Capital Markets — 2.2%
Affiliated Managers Group, Inc.(1)	55,417	11,071,763
KKR & Co. LP	88,054	1,898,444
		12,970,207
Chemicals — 1.4%
Sherwin-Williams Co. (The)	23,751	5,452,280
Westlake Chemical Corp.	36,719	2,590,525
		8,042,805
Commercial Services and Supplies — 1.2%
KAR Auction Services, Inc.	107,961	3,277,696
Stericycle, Inc.(1)	31,847	4,012,722
		7,290,418
Communications Equipment — 1.3%
ARRIS Group, Inc.(1)	93,800	2,815,876
Palo Alto Networks, Inc.(1)	46,363	4,900,569
		7,716,445

9

	Shares	Value
Construction and Engineering — 0.8%
Quanta Services, Inc.(1)	138,494	$4,719,875
Consumer Finance — 1.1%
Discover Financial Services	104,603	6,671,579
Containers and Packaging — 0.9%
Ball Corp.	79,587	5,127,790
Distributors — 1.5%
LKQ Corp.(1)	305,943	8,740,791
Electrical Equipment — 0.8%
Acuity Brands, Inc.	32,488	4,529,802
Electronic Equipment, Instruments and Components — 0.8%
TE Connectivity Ltd.	73,089	4,467,931
Energy Equipment and Services — 1.2%
Patterson-UTI Energy, Inc.	215,569	4,964,554
Weatherford International plc(1)	145,249	2,384,989
		7,349,543
Food and Staples Retailing — 2.2%
Costco Wholesale Corp.	74,025	9,872,714
United Natural Foods, Inc.(1)	44,189	3,005,736
		12,878,450
Food Products — 2.8%
Hain Celestial Group, Inc. (The)(1)	56,123	6,075,315
Hershey Co. (The)	67,006	6,426,545
WhiteWave Foods Co., Class A(1)	101,823	3,790,870
		16,292,730
Health Care Equipment and Supplies — 2.9%
Cooper Cos., Inc. (The)	22,668	3,715,285
Teleflex, Inc.	116,538	13,299,317
		17,014,602
Health Care Providers and Services — 3.4%
AmerisourceBergen Corp.	102,366	8,743,080
HCA Holdings, Inc.(1)	87,741	6,146,257
Team Health Holdings, Inc.(1)	79,654	4,981,561
		19,870,898
Hotels, Restaurants and Leisure — 2.8%
Chipotle Mexican Grill, Inc.(1)	13,900	8,868,200
Dunkin' Brands Group, Inc.	86,066	3,914,282
Panera Bread Co., Class A(1)	23,633	3,820,038
		16,602,520
Household Durables — 1.5%
Harman International Industries, Inc.	53,464	5,738,826
Mohawk Industries, Inc.(1)	21,092	2,995,907
		8,734,733
Internet and Catalog Retail — 1.8%
TripAdvisor, Inc.(1)	119,216	10,569,691
Internet Software and Services — 2.6%
CoStar Group, Inc.(1)	55,134	8,881,536
LinkedIn Corp., Class A(1)	28,701	6,571,381
		15,452,917

10

	Shares	Value
IT Services — 3.1%
Alliance Data Systems Corp.(1)	63,869	$18,097,281
Leisure Products — 1.1%
Polaris Industries, Inc.	43,482	6,559,694
Life Sciences Tools and Services — 1.1%
Illumina, Inc.(1)	35,109	6,761,291
Machinery — 5.2%
Flowserve Corp.	146,567	9,965,090
Ingersoll-Rand plc	88,379	5,534,293
Middleby Corp.(1)	120,248	10,641,948
Snap-On, Inc.	7,782	1,028,314
WABCO Holdings, Inc.(1)	34,745	3,383,468
		30,553,113
Media — 1.7%
Charter Communications, Inc., Class A(1)	54,489	8,630,513
Tribune Media Co.(1)	17,224	1,154,008
		9,784,521
Multiline Retail — 0.3%
Burlington Stores, Inc.(1)	48,433	2,031,280
Oil, Gas and Consumable Fuels — 3.5%
Antero Resources Corp.(1)	113,196	5,935,998
Cabot Oil & Gas Corp.	90,270	2,807,397
Concho Resources, Inc.(1)	67,992	7,413,168
Gulfport Energy Corp.(1)	54,165	2,718,000
Oasis Petroleum, Inc.(1)	64,052	1,918,998
		20,793,561
Pharmaceuticals — 5.6%
Actavis plc(1)	47,812	11,605,885
Endo International plc(1)	94,392	6,316,713
Salix Pharmaceuticals Ltd.(1)	48,467	6,971,978
Zoetis, Inc.	216,684	8,051,977
		32,946,553
Professional Services — 1.1%
Nielsen NV	158,790	6,746,987
Real Estate Management and Development — 1.3%
Jones Lang LaSalle, Inc.	58,582	7,920,872
Road and Rail — 3.3%
Canadian Pacific Railway Ltd., New York Shares	57,478	11,937,031
Kansas City Southern	61,560	7,558,952
		19,495,983
Semiconductors and Semiconductor Equipment — 3.2%
Avago Technologies Ltd.	126,176	10,882,680
NXP Semiconductor NV(1)	116,657	8,009,670
		18,892,350
Software — 7.6%
Electronic Arts, Inc.(1)	614,672	25,183,112
Intuit, Inc.	95,517	8,406,451
NetSuite, Inc.(1)	32,420	3,522,757
Splunk, Inc.(1)	63,608	4,203,217
Workday, Inc.(1)	38,462	3,672,352
		44,987,889

11

	Shares	Value
Specialty Retail — 4.8%
Advance Auto Parts, Inc.	38,133	$5,604,026
Cabela's, Inc.(1)	23,962	1,150,655
O'Reilly Automotive, Inc.(1)	33,194	5,838,161
Restoration Hardware Holdings, Inc.(1)	37,596	3,019,711
Signet Jewelers Ltd.	63,225	7,587,632
Tractor Supply Co.	72,677	5,321,410
		28,521,595
Textiles, Apparel and Luxury Goods — 3.6%
Hanesbrands, Inc.	84,190	8,891,306
Kate Spade & Co.(1)	102,843	2,790,131
Michael Kors Holdings Ltd.(1)	36,748	2,888,025
Under Armour, Inc., Class A(1)	100,130	6,566,525
		21,135,987
Wireless Telecommunication Services — 3.2%
SBA Communications Corp., Class A(1)	165,702	18,613,306
TOTAL COMMON STOCKS (Cost $460,234,860)		580,525,078
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $1,936,576), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $1,898,904)		1,898,893
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $774,791), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $759,560)		759,557
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $1,551,063), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $1,519,119)		1,519,115
SSgA U.S. Government Money Market Fund, Class N	4,178,515	4,178,515
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,356,080)		8,356,080
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $468,590,940)		588,881,158
OTHER ASSETS AND LIABILITIES†		195,948
TOTAL NET ASSETS — 100.0%		$589,077,106

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,919,085	CAD	12,252,305	JPMorgan Chase Bank N.A.	11/28/14	$54,624

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $468,590,940)	$588,881,158
Receivable for investments sold	11,549,952
Unrealized appreciation on forward foreign currency exchange contracts	54,624
Dividends and interest receivable	95,908
600,581,642

Liabilities
Payable for investments purchased	10,900,333
Payable for capital shares redeemed	229,102
Accrued management fees	375,101
11,504,536

Net Assets	$589,077,106

Net Assets Consist of:
Capital (par value and paid-in surplus)	$444,217,643
Accumulated net investment loss	(1,642,488)
Undistributed net realized gain	26,157,109
Net unrealized appreciation	120,344,842
$589,077,106

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$572,084,897	42,792,177	$13.37
R6 Class, $0.01 Par Value	$16,992,209	1,268,630	$13.39

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,652)	$2,609,894
Interest	1,239
2,611,133
Expenses:
Management fees	4,260,378
Directors' fees and expenses	13,043
Other expenses	52
4,273,473

Net investment income (loss)	(1,662,340)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,477,466
Foreign currency transactions	262,555
26,740,021

Change in net unrealized appreciation (depreciation) on:
Investments	20,361,773
Translation of assets and liabilities in foreign currencies	4,331
20,366,104

Net realized and unrealized gain (loss)	47,106,125

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,443,785

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$(1,662,340)	$(396,623)
Net realized gain (loss)	26,740,021	56,759,936
Change in net unrealized appreciation (depreciation)	20,366,104	46,370,878
Net increase (decrease) in net assets resulting from operations	45,443,785	102,734,191

Distributions to Shareholders
From net investment income:
Institutional Class	—	(530,477)
From net realized gains:
Institutional Class	(51,250,181)	—
R6 Class	(433,893)	—
Decrease in net assets from distributions	(51,684,074)	(530,477)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	131,572,665	64,111,641

Net increase (decrease) in net assets	125,332,376	166,315,355

Net Assets
Beginning of period	463,744,730	297,429,375
End of period	$589,077,106	$463,744,730

Accumulated net investment loss	$(1,642,488)	$(50,293)

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

16

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $482,420,443 and $401,326,174, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	7,340,306	$94,685,851	6,738,647	$79,054,475
Issued in reinvestment of distributions	4,197,394	51,250,181	48,534	530,477
Redeemed	(2,037,795)	(26,819,633)	(1,529,071)	(19,331,015)
	9,499,905	119,116,399	5,258,110	60,253,937
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,085,310	13,736,485	281,120	3,874,593
Issued in reinvestment of distributions	35,507	433,893	—	—
Redeemed	(132,053)	(1,714,112)	(1,254)	(16,889)
	988,764	12,456,266	279,866	3,857,704
Net increase (decrease)	10,488,669	$131,572,665	5,537,976	$64,111,641

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$580,525,078	—	—
Temporary Cash Investments	4,178,515	$4,177,565	—
	$584,703,593	$4,177,565	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$54,624	—

19

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,419,984.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $54,624 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $265,516 in net realized gain (loss) on foreign currency transactions and $4,331 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$9,980,242	$530,477
Long-term capital gains	$41,703,832	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$469,975,204
Gross tax appreciation of investments	$128,150,054
Gross tax depreciation of investments	(9,244,100)
Net tax appreciation (depreciation) of investments	$118,905,954
Undistributed ordinary income	—
Accumulated long-term gains	$27,541,373
Late-year ordinary loss deferral	$(1,587,864)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$13.81	(0.04)	1.08	1.04	—	(1.48)	(1.48)	$13.37	8.53%	0.80%	(0.31)%	76%	$572,085
2013	$10.61	(0.01)	3.23	3.22	(0.02)	—	(0.02)	$13.81	30.38%	0.80%	(0.10)%	113%	$459,877
2012	$10.03	—(3)	0.74	0.74	—	(0.16)	(0.16)	$10.61	7.59%	0.81%	(0.02)%	92%	$297,429
2011	$9.44	(0.03)	0.62	0.59	—	—	—	$10.03	6.25%	0.80%	(0.27)%	115%	$215,060
2010	$7.50	(0.02)	1.96	1.94	—(3)	—	—(3)	$9.44	26.05%	0.80%	(0.26)%	152%	$161,304
R6 Class
2014	$13.82	(0.02)	1.07	1.05	—	(1.48)	(1.48)	$13.39	8.60%	0.65%	(0.16)%	76%	$16,992
2013(4)	$12.92	—(3)	0.90	0.90	—	—	—	$13.82	6.97%	0.65%(5)	0.03%(5)	113%(6)	$3,867

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

22

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

27

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

28

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to its analysis.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $2,329,389, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,980,242 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $41,703,832, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84011 1412

ANNUAL REPORT	OCTOBER 31, 2014

Select Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	16.50%	15.52%	7.36%	12.36%	6/30/71(1)
Russell 1000 Growth Index	—	17.11%	17.42%	9.05%	N/A(2)	—
Institutional Class	TWSIX	16.74%	15.76%	7.58%	6.61%	3/13/97
A Class(3)	TWCAX					8/8/97
No sales charge*		16.21%	15.23%	7.09%	5.07%
With sales charge*		9.53%	13.87%	6.46%	4.71%
C Class	ACSLX	15.34%	14.38%	6.29%	7.23%	1/31/03
R Class	ASERX	15.92%	14.94%	—	6.29%	7/29/05
R6 Class	ASDEX	16.92%	—	—	20.00%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was October 31, 1958, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available December 1978.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $20,351

Russell 1000 Growth Index — $23,790

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Christopher Krantz

Performance Summary

Select returned 16.50%* for the 12 months ended October 31, 2014, compared with the 17.11% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 1000 Growth Index, health care was the top-performing sector, gaining nearly 35%. Information technology also outpaced the benchmark average with a 22% return. No sectors lost ground, although energy, telecommunication services, and consumer discretionary posted more modest, single-digit returns.

Select received positive contributions to absolute return from every sector in which it was invested, with the exception of energy. Stock decisions in the industrials, consumer staples, and energy sectors detracted most from performance relative to the Russell index. Stock selection in health care and information technology made these sectors key contributors to results versus the benchmark.

Industrials and Consumer Staples Led Detractors

Stock selection in the industrials sector was the largest source of underperformance, driven by weakness in aerospace and defense companies. United Technologies underperformed after the company reported results that were in line with expectations but indicated soft organic growth and weaker growth in non-U.S. operations. Underweighting the road and rail industry also hurt results in the sector. In particular, it hurt to have no exposure to rail transportation company Union Pacific.

Stock decisions in the consumer staples sector also hampered relative results. Beverage firm Diageo underperformed on weak sales trends for some of its key brands such as Smirnoff vodka, hurting earnings growth and expectations for future profitability.

Another notable individual detractor was North American energy exploration and production firm Noble Energy, which suffered temporarily from a slump in energy prices and a slowdown in takeaway capacity.

Health Care and Information Technology Holdings Aided Results

The fund benefited from holdings in the health care sector, led by positioning among pharmaceuticals and health care providers and services companies. Pharmaceutical company Allergan was a top contributor for the year as its shares appreciated after being the object of a buyout offer from Valeant Pharmaceuticals. Biotech firm Gilead Sciences rose on strong sales for its hepatitis C drug Sovaldi and announcement of a new share-buyback program. UnitedHealth Group performed well on earnings that were ahead of expectations due to lower medical care costs.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information technology stocks were also key contributors, led by Apple. The computer and peripherals giant benefited from anticipation of and eventual release of new products, including the iPhone 6, Apple Pay mobile payment service, and forthcoming Apple Watch. It helped to have no exposure to technology firm International Business Machines. Having said that, the technology sector’s contribution would have been even greater but for an underweight position in software giant Microsoft, which was eventually eliminated from the portfolio. The company lowered guidance, consistent with our less sanguine outlook for the business. Nevertheless, the stock benefited from price-to-earnings multiple expansion, excitement around moving Office 365 to a subscription model, the announcement of the Windows 10 operating system, and the departure of CEO Steve Balmer.

Stock decisions and positioning within the materials sector also aided relative results. Sigma-Aldrich—categorized as a chemicals company in the materials sector—is a life sciences and technology company making and distributing biochemicals used in scientific research, as well as providing other biopharmaceutical testing services. The stock benefited from an offer to be acquired by German firm Merck. Avoiding a number of poor-performing stocks in the sector also helped portfolio results.

Outlook

Going forward, we remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2014, that process pointed us toward overweight positions in the health care and information technology sectors. The top underweight sector was telecommunication services. In the health care sector, we favored biotechnology and health care providers and services companies, while in information technology, the overweight position was driven by holdings in the internet software and services industry. In the telecommunications sector, competition among wireless carriers is intensifying, likely leading to higher capital spending, lower free cash flow, lower valuations, and lower margins.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	8.7%
Google, Inc.(1)	4.2%
Gilead Sciences, Inc.	3.9%
MasterCard, Inc., Class A	2.7%
UnitedHealth Group, Inc.	2.7%
Walt Disney Co. (The)	2.5%
Home Depot, Inc. (The)	2.5%
Bristol-Myers Squibb Co.	2.4%
QUALCOMM, Inc.	2.3%
Biogen Idec, Inc.	2.3%
(1) Includes all classes of the issuer.

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	10.5%
Internet Software and Services	8.0%
Biotechnology	6.7%
Specialty Retail	6.0%
Pharmaceuticals	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	94.4%
Foreign Common Stocks(2)	5.1%
Total Common Stocks	99.5%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	—(3)
(2) Includes depositary shares, dual listed securities and foreign ordinary shares.
(3) Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,102.90	$5.30	1.00%
Institutional Class	$1,000	$1,104.10	$4.24	0.80%
A Class	$1,000	$1,101.50	$6.62	1.25%
C Class	$1,000	$1,097.20	$10.57	2.00%
R Class	$1,000	$1,099.90	$7.94	1.50%
R6 Class	$1,000	$1,104.80	$3.45	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 3.8%
Boeing Co. (The)	360,300	$45,005,073
United Technologies Corp.	429,100	45,913,700
		90,918,773
Auto Components — 1.7%
Delphi Automotive plc	334,400	23,066,912
Gentex Corp.	499,200	16,343,808
		39,410,720
Banks — 1.0%
JPMorgan Chase & Co.	385,500	23,315,040
Beverages — 3.7%
Constellation Brands, Inc., Class A(1)	477,500	43,710,350
Diageo plc	1,473,000	43,354,094
		87,064,444
Biotechnology — 6.7%
Biogen Idec, Inc.(1)	170,400	54,712,032
Gilead Sciences, Inc.(1)	826,700	92,590,400
Vertex Pharmaceuticals, Inc.(1)	117,400	13,223,936
		160,526,368
Capital Markets — 2.0%
Franklin Resources, Inc.	854,900	47,540,989
Chemicals — 3.2%
Monsanto Co.	453,700	52,193,648
Sigma-Aldrich Corp.	170,200	23,131,882
		75,325,530
Communications Equipment — 2.3%
QUALCOMM, Inc.	704,200	55,286,742
Diversified Financial Services — 1.5%
CBOE Holdings, Inc.	587,800	34,644,932
Electrical Equipment — 1.4%
Emerson Electric Co.	514,900	32,984,494
Energy Equipment and Services — 2.6%
Core Laboratories NV	96,700	13,492,551
Schlumberger Ltd.	500,900	49,418,794
		62,911,345
Food and Staples Retailing — 2.3%
Costco Wholesale Corp.	322,300	42,985,151
PriceSmart, Inc.	123,500	10,995,205
		53,980,356
Food Products — 2.5%
Mead Johnson Nutrition Co.	373,600	37,102,216
Mondelez International, Inc., Class A	617,800	21,783,628
		58,885,844

10

	Shares	Value
Health Care Providers and Services — 4.0%
Express Scripts Holding Co.(1)	413,200	$31,742,024
UnitedHealth Group, Inc.	670,100	63,666,201
		95,408,225
Hotels, Restaurants and Leisure — 2.9%
Papa John's International, Inc.	45,333	2,119,771
Starbucks Corp.	283,200	21,398,592
Wynn Resorts Ltd.	242,600	46,096,426
		69,614,789
Industrial Conglomerates — 1.8%
Roper Industries, Inc.	272,300	43,105,090
Insurance — 1.5%
MetLife, Inc.	663,300	35,977,392
Internet and Catalog Retail — 2.3%
Amazon.com, Inc.(1)	128,200	39,159,972
TripAdvisor, Inc.(1)	169,600	15,036,736
		54,196,708
Internet Software and Services — 8.0%
Alibaba Group Holding Ltd. ADR(1)	28,369	2,797,183
Baidu, Inc. ADR(1)	97,100	23,184,567
Facebook, Inc., Class A(1)	690,900	51,810,591
Google, Inc., Class A(1)	88,400	50,199,708
Google, Inc., Class C(1)	90,000	50,317,200
LinkedIn Corp., Class A(1)	53,900	12,340,944
		190,650,193
IT Services — 3.7%
MasterCard, Inc., Class A	762,500	63,859,375
Teradata Corp.(1)	591,700	25,040,744
		88,900,119
Leisure Products — 0.4%
Hasbro, Inc.	180,000	10,355,400
Machinery — 2.9%
FANUC Corp.	101,500	17,833,074
Graco, Inc.	268,800	21,100,800
Middleby Corp.(1)	274,500	24,293,250
Nordson Corp.	75,700	5,794,835
		69,021,959
Media — 4.5%
Comcast Corp., Class A	848,400	46,958,940
Walt Disney Co. (The)	657,500	60,082,350
		107,041,290
Oil, Gas and Consumable Fuels — 2.0%
Noble Energy, Inc.	514,600	29,656,398
Occidental Petroleum Corp.	198,000	17,608,140
		47,264,538
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	386,400	29,049,552
Pharmaceuticals — 5.3%
Allergan, Inc.	188,300	35,788,298
Bristol-Myers Squibb Co.	998,700	58,114,353

11

	Shares	Value
Teva Pharmaceutical Industries Ltd. ADR	582,900	$32,916,363
		126,819,014
Professional Services — 0.9%
Verisk Analytics, Inc., Class A(1)	329,200	20,525,620
Semiconductors and Semiconductor Equipment — 1.1%
Linear Technology Corp.	600,200	25,712,568
Software — 3.7%
Electronic Arts, Inc.(1)	963,600	39,478,692
Mobileye NV(1)	50,000	2,600,500
Oracle Corp.	1,165,031	45,494,461
		87,573,653
Specialty Retail — 6.0%
AutoZone, Inc.(1)	81,400	45,056,528
Home Depot, Inc. (The)	606,800	59,175,136
TJX Cos., Inc. (The)	614,100	38,884,812
		143,116,476
Technology Hardware, Storage and Peripherals — 10.5%
Apple, Inc.	1,926,200	208,029,600
EMC Corp.	1,481,700	42,569,241
		250,598,841
Tobacco — 1.7%
Philip Morris International, Inc.	444,800	39,591,648
Trading Companies and Distributors — 0.4%
W.W. Grainger, Inc.	40,900	10,094,120
TOTAL COMMON STOCKS (Cost $1,313,747,461)		2,367,412,772
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $2,517,884), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $2,468,903)		2,468,889
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $1,007,362), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $987,559)		987,556
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $2,016,651), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $1,975,117)		1,975,112
SSgA U.S. Government Money Market Fund, Class N	5,432,793	5,432,793
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,864,350)		10,864,350
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,324,611,811)		2,378,277,122
OTHER ASSETS AND LIABILITIES†		1,183,572
TOTAL NET ASSETS — 100.0%		$2,379,460,694

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	35,905,463	GBP	22,217,627	Credit Suisse AG	11/28/14	$370,845
USD	14,329,561	JPY	1,545,185,250	Credit Suisse AG	11/28/14	570,807
						$941,652

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $1,324,611,811)	$2,378,277,122
Foreign currency holdings, at value (cost of $298,283)	283,790
Receivable for investments sold	14,659,199
Receivable for capital shares sold	2,551,013
Unrealized appreciation on forward foreign currency exchange contracts	941,652
Dividends and interest receivable	827,524
2,397,540,300

Liabilities
Payable for investments purchased	15,288,037
Payable for capital shares redeemed	875,148
Accrued management fees	1,902,480
Distribution and service fees payable	13,941
18,079,606

Net Assets	$2,379,460,694

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,111,868,409
Undistributed net investment income	8,260,833
Undistributed net realized gain	204,742,245
Net unrealized appreciation	1,054,589,207
$2,379,460,694

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,293,893,065	37,413,683	$61.31
Institutional Class, $0.01 Par Value	$29,129,852	468,707	$62.15
A Class, $0.01 Par Value	$39,786,186	660,383	$60.25*
C Class, $0.01 Par Value	$5,929,378	104,681	$56.64
R Class, $0.01 Par Value	$3,049,804	50,730	$60.12
R6 Class, $0.01 Par Value	$7,672,409	123,391	$62.18
*Maximum offering price $63.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $54,507)	$30,642,732
Interest	1,582
30,644,314
Expenses:
Management fees	22,708,536
Distribution and service fees:
A Class	100,775
C Class	75,454
R Class	15,571
Directors' fees and expenses	36,854
Other expenses	111
22,937,301

Net investment income (loss)	7,707,013

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	207,993,704
Foreign currency transactions	1,276,565
209,270,269

Change in net unrealized appreciation (depreciation) on:
Investments	132,264,734
Translation of assets and liabilities in foreign currencies	504,579
132,769,313

Net realized and unrealized gain (loss)	342,039,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$349,746,595

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$7,707,013	$15,006,298
Net realized gain (loss)	209,270,269	130,624,128
Change in net unrealized appreciation (depreciation)	132,769,313	277,007,733
Net increase (decrease) in net assets resulting from operations	349,746,595	422,638,159

Distributions to Shareholders
From net investment income:
Investor Class	(9,365,514)	(13,028,356)
Institutional Class	(245,709)	(140,890)
A Class	(82,331)	(295,191)
C Class	—	(26,359)
R Class	—	(12,375)
R6 Class	(214)	—
From net realized gains:
Investor Class	(8,633,102)	—
Institutional Class	(155,106)	—
A Class	(178,850)	—
C Class	(34,463)	—
R Class	(14,057)	—
R6 Class	(109)	—
Decrease in net assets from distributions	(18,709,455)	(13,503,171)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(165,037,117)	(126,523,858)

Net increase (decrease) in net assets	166,000,023	282,611,130

Net Assets
Beginning of period	2,213,460,671	1,930,849,541
End of period	$2,379,460,694	$2,213,460,671

Undistributed net investment income	$8,260,833	$9,263,975

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class, 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2014 was 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $576,736,094 and $753,206,632, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,013,144	$57,402,134	1,670,785	$78,033,446
Issued in reinvestment of distributions	318,597	17,156,436	281,233	12,430,501
Redeemed	(3,857,942)	(218,157,619)	(4,785,724)	(224,053,202)
	(2,526,201)	(143,599,049)	(2,833,706)	(133,589,255)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	161,413	9,211,409	522,243	23,886,199
Issued in reinvestment of distributions	6,433	350,521	2,051	91,713
Redeemed	(429,102)	(25,087,621)	(176,427)	(8,601,099)
	(261,256)	(15,525,691)	347,867	15,376,813
A Class/Shares Authorized	75,000,000		75,000,000
Sold	116,938	6,632,877	272,763	12,295,204
Issued in reinvestment of distributions	4,668	247,529	6,596	287,136
Redeemed	(291,832)	(16,281,685)	(507,187)	(23,202,894)
	(170,226)	(9,401,279)	(227,828)	(10,620,554)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	12,065	623,486	52,007	2,251,547
Issued in reinvestment of distributions	379	19,014	337	13,997
Redeemed	(71,078)	(3,785,994)	(28,064)	(1,256,210)
	(58,634)	(3,143,494)	24,280	1,009,334
R Class/Shares Authorized	50,000,000		50,000,000
Sold	8,774	488,474	35,684	1,579,863
Issued in reinvestment of distributions	265	14,057	284	12,375
Redeemed	(21,213)	(1,181,480)	(7,025)	(317,434)
	(12,174)	(678,949)	28,943	1,274,804
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	129,561	7,711,850	500	25,000
Issued in reinvestment of distributions	6	323	—	—
Redeemed	(6,676)	(400,828)	—	—
	122,891	7,311,345	500	25,000
Net increase (decrease)	(2,905,600)	$(165,037,117)	(2,659,944)	$(126,523,858)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,306,225,604	$61,187,168	—
Temporary Cash Investments	5,432,793	5,431,557	—
	$2,311,658,397	$66,618,725	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$941,652	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $51,127,410.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $941,652 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,249,576 in net realized gain (loss) on foreign currency transactions and $515,145 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

21

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$9,693,768	$13,503,171
Long-term capital gains	$9,015,687	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,328,237,613
Gross tax appreciation of investments	$1,053,776,094
Gross tax depreciation of investments	(3,736,585)
Net tax appreciation (depreciation) of investments	1,050,039,509
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(17,756)
Net tax appreciation (depreciation)	$1,050,021,753
Undistributed ordinary income	$12,079,740
Accumulated long-term gains	$205,490,792

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$53.07	0.19	8.51	8.70	(0.24)	(0.22)	(0.46)	$61.31	16.50%	1.00%	0.34%	25%	$2,293,893
2013	$43.52	0.35	9.51	9.86	(0.31)	—	(0.31)	$53.07	22.80%	1.00%	0.74%	31%	$2,119,523
2012	$39.14	0.17	4.31	4.48	(0.10)	—	(0.10)	$43.52	11.50%	1.00%	0.41%	17%	$1,861,545
2011	$35.54	0.10	3.62	3.72	(0.12)	—	(0.12)	$39.14	10.49%	1.00%	0.26%	17%	$1,765,718
2010	$30.58	0.11	5.01	5.12	(0.16)	—	(0.16)	$35.54	16.78%	1.01%	0.34%	35%	$1,722,138
Institutional Class
2014	$53.79	0.32	8.61	8.93	(0.35)	(0.22)	(0.57)	$62.15	16.74%	0.80%	0.54%	25%	$29,130
2013	$44.04	0.36	9.72	10.08	(0.33)	—	(0.33)	$53.79	23.05%	0.80%	0.94%	31%	$39,263
2012	$39.60	0.24	4.38	4.62	(0.18)	—	(0.18)	$44.04	11.73%	0.80%	0.61%	17%	$16,828
2011	$35.95	0.18	3.67	3.85	(0.20)	—	(0.20)	$39.60	10.73%	0.80%	0.46%	17%	$5,133
2010	$30.94	0.18	5.06	5.24	(0.23)	—	(0.23)	$35.95	17.02%	0.81%	0.54%	35%	$4,563

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$52.15	0.06	8.36	8.42	(0.10)	(0.22)	(0.32)	$60.25	16.21%	1.25%	0.09%	25%	$39,786
2013	$42.85	0.25	9.33	9.58	(0.28)	—	(0.28)	$52.15	22.48%	1.25%	0.49%	31%	$43,318
2012	$38.54	0.06	4.26	4.32	(0.01)	—	(0.01)	$42.85	11.22%	1.25%	0.16%	17%	$45,355
2011	$34.99	—(3)	3.58	3.58	(0.03)	—	(0.03)	$38.54	10.23%	1.25%	0.01%	17%	$24,573
2010	$30.11	0.03	4.93	4.96	(0.08)	—	(0.08)	$34.99	16.48%	1.26%	0.09%	35%	$20,666
C Class
2014	$49.32	(0.34)	7.88	7.54	—	(0.22)	(0.22)	$56.64	15.34%	2.00%	(0.66)%	25%	$5,929
2013	$40.75	(0.14)	8.90	8.76	(0.19)	—	(0.19)	$49.32	21.57%	2.00%	(0.26)%	31%	$8,054
2012	$36.92	(0.25)	4.08	3.83	—	—	—	$40.75	10.37%	2.00%	(0.59)%	17%	$5,666
2011	$33.74	(0.28)	3.46	3.18	—	—	—	$36.92	9.43%	2.00%	(0.74)%	17%	$571
2010	$29.19	(0.20)	4.75	4.55	—	—	—	$33.74	15.63%	2.01%	(0.66)%	35%	$390
R Class
2014	$52.07	(0.08)	8.35	8.27	—	(0.22)	(0.22)	$60.12	15.92%	1.50%	(0.16)%	25%	$3,050
2013	$42.86	0.03	9.43	9.46	(0.25)	—	(0.25)	$52.07	22.18%	1.50%	0.24%	31%	$3,275
2012	$38.64	(0.06)	4.28	4.22	—	—	—	$42.86	10.92%	1.50%	(0.09)%	17%	$1,456
2011	$35.14	(0.08)	3.58	3.50	—	—	—	$38.64	9.96%	1.50%	(0.24)%	17%	$59
2010	$30.24	(0.05)	4.95	4.90	—	—	—	$35.14	16.20%	1.51%	(0.16)%	35%	$29

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2014	$53.81	0.18	8.84	9.02	(0.43)	(0.22)	(0.65)	$62.18	16.92%	0.65%	0.69%	25%	$7,672
2013(4)	$49.95	0.10	3.76	3.86	—	—	—	$53.81	7.73%	0.65%(5)	0.72%(5)	31%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

31

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to certain adjustments regarding the breakpoints in the Fund’s unified management fee schedule, including changing the number of breakpoints and the investment amount that applies to each breakpoint, beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

32

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $9,693,768, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,015,687, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83997 1412

ANNUAL REPORT	OCTOBER 31, 2014

Small Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	7.28%	18.61%	9.09%	8.54%	6/1/01
Russell 2000 Growth Index	—	8.26%	18.59%	9.42%	6.79%	—
Institutional Class	ANONX	7.52%	18.88%	—	6.43%	5/18/07
A Class	ANOAX					1/31/03
No sales charge*		7.00%	18.33%	8.82%	11.29%
With sales charge*		0.80%	16.94%	8.18%	10.73%
B Class	ANOBX					1/31/03
No sales charge*		6.23%	17.47%	8.02%	10.46%
With sales charge*		2.23%	17.36%	8.02%	10.46%
C Class	ANOCX	6.21%	17.46%	8.02%	10.49%(1)	1/31/03
R Class	ANORX	6.72%	18.03%	—	4.72%	9/28/07
R6 Class	ANODX	7.69%	—	—	11.68%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $23,880

Russell 2000 Growth Index — $24,606

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.47%	1.27%	1.72%	2.47%	2.47%	1.97%	1.12%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jeffrey Otto

Performance Summary

Small Cap Growth returned 7.28%* for the 12 months ended October 31, 2014, lagging the 8.26% return of the portfolio’s benchmark, the Russell 2000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 2000 Growth Index, health care was the top-performing sector on a total-return basis, gaining nearly 22%. Consumer staples, information technology, and financials stocks also performed well and outpaced the benchmark average. The energy sector fell sharply, posting a double-digit loss, weighed down by declining oil prices. Consumer discretionary was the only other sector to decline, but utilities posted only a slight gain.

Small Cap Growth received positive contributions from all sectors it was invested in except energy and telecommunication services, with health care the top contributor. Stock decisions in the information technology, financials, and health care sectors were key performance detractors relative to the Russell index. Stock selection in the consumer discretionary, materials, and industrials sectors aided results versus the benchmark.

Information Technology Stocks Led Detractors

Stock choices in the information technology sector detracted from relative results, especially in the software and internet software and services industries. Covisint was a significant detractor. The company provides cloud-based software that allows companies to connect securely with their customers and business partners. The firm’s board replaced its CEO in March, saying that the company was not converting potential business opportunities and executing strongly enough on its business plan. Since our original thesis on the company had changed, we sold out of the position.

Financials stocks also detracted from relative results, largely due to stock selection among real estate investment trusts and an underweight to the industry. An overweight to banks and stock decisions within the industry were also negative.

Among other leading detractors, specialty retailer Conn’s experienced a reversal of fortunes after a strong 2013. Reduced electronics sales and elevated credit delinquencies lowered estimates for fiscal 2015. We eliminated the position. Oil and gas exploration and production company Magnum Hunter Resources slipped as the mild summer weather led to lower prices for natural gas. On a positive note, the company announced record natural gas flows from its Eureka Hunter pipeline in West Virginia and Ohio, as well as the opening of new wells in its Marcellus Shale operations.

Consumer Discretionary and Materials Holdings Aided Results

The fund benefited from holdings in the consumer discretionary sector. Lithia Motors was a top relative contributor. Earlier this year, the automotive dealership network announced the acquisition of DCH Auto Group, which gives the company a presence on the East Coast. Lithia Motors’ profit margins have also expanded as more customers bring in cars for servicing. Restoration Hardware Holdings outperformed on news of better-than-expected earnings, including an increase in same-store sales. The luxury furniture retailer also boosted profit margins by changing its source book strategy and undertaking a number of supply-chain initiatives. Materials added to relative results due to positioning among chemicals firms, where the fund avoided several weak performers that are components of the benchmark.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Stocks Were Key Contributors

Within the industrials sector, Apogee Enterprises, which makes and installs architectural glass, saw a surge in orders, especially for taller buildings, as the non-residential real estate market has strengthened. Trucking company Saia is benefiting from improved pricing driven by greater demand and limited capacity as a result of new regulations.

Bucking the trend in the energy sector, Athlon Energy was one of the portfolio’s top relative contributors. The stock had done well since its 2013 IPO and rose sharply after Encana announced that it was buying the exploration and production company. In the IT services industry, the fund benefited from its holding in FleetCor Technologies, a provider of specialized payment products. The company is driving strong growth with accretive acquisitions in a fragmented industry.

Outlook

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2014, health care was the largest overweight and financials and industrials the largest underweights. Small Cap Growth’s investment process focuses on smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
LKQ Corp.	2.3%
Shutterstock, Inc.	1.8%
Middleby Corp.	1.7%
ExamWorks Group, Inc.	1.7%
CoStar Group, Inc.	1.6%
Restoration Hardware Holdings, Inc.	1.6%
Brunswick Corp.	1.4%
Papa John's International, Inc.	1.4%
Apogee Enterprises, Inc.	1.3%
Mueller Water Products, Inc., Class A	1.3%

Top Five Industries	% of net assets
Biotechnology	9.3%
Internet Software and Services	7.3%
Health Care Providers and Services	5.7%
Software	5.4%
Health Care Equipment and Supplies	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.00	$7.36	1.41%
Institutional Class	$1,000	$1,072.50	$6.32	1.21%
A Class	$1,000	$1,070.00	$8.66	1.66%
B Class	$1,000	$1,066.10	$12.55	2.41%
C Class	$1,000	$1,065.90	$12.55	2.41%
R Class	$1,000	$1,068.10	$9.96	1.91%
R6 Class	$1,000	$1,073.30	$5.59	1.07%
Hypothetical
Investor Class	$1,000	$1,018.10	$7.17	1.41%
Institutional Class	$1,000	$1,019.11	$6.16	1.21%
A Class	$1,000	$1,016.84	$8.44	1.66%
B Class	$1,000	$1,013.06	$12.23	2.41%
C Class	$1,000	$1,013.06	$12.23	2.41%
R Class	$1,000	$1,015.58	$9.70	1.91%
R6 Class	$1,000	$1,019.81	$5.45	1.07%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.9%
Airlines — 0.7%
Spirit Airlines, Inc.(1)	37,225	$2,721,520
Auto Components — 0.8%
American Axle & Manufacturing Holdings, Inc.(1)	151,788	2,934,062
Banks — 3.3%
Bank of the Ozarks, Inc.	93,923	3,309,846
Cathay General Bancorp.	104,892	2,770,198
IBERIABANK Corp.	37,945	2,612,893
Renasant Corp.	42,124	1,270,039
Signature Bank(1)	18,996	2,300,985
		12,263,961
Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A(1)	4,469	1,112,781
Biotechnology — 9.3%
ACADIA Pharmaceuticals, Inc.(1)	49,987	1,384,640
Acceleron Pharma, Inc.(1)	8,868	327,939
Acorda Therapeutics, Inc.(1)	31,916	1,111,315
Agios Pharmaceuticals, Inc.(1)	7,535	633,166
Arena Pharmaceuticals, Inc.(1)	176,105	767,818
ARIAD Pharmaceuticals, Inc.(1)	134,571	802,043
Celldex Therapeutics, Inc.(1)	62,855	1,052,821
Cepheid, Inc.(1)	42,319	2,243,330
Clovis Oncology, Inc.(1)	21,352	1,273,860
Dyax Corp.(1)	107,989	1,335,824
Exact Sciences Corp.(1)	56,160	1,351,771
Halozyme Therapeutics, Inc.(1)	87,859	845,204
ImmunoGen, Inc.(1)	76,427	707,714
Ironwood Pharmaceuticals, Inc.(1)	82,795	1,160,786
Isis Pharmaceuticals, Inc.(1)	63,665	2,932,410
Keryx Biopharmaceuticals, Inc.(1)	65,622	1,105,731
Ligand Pharmaceuticals, Inc., Class B(1)	14,834	819,875
MannKind Corp.(1)	155,046	931,826
Momenta Pharmaceuticals, Inc.(1)	27,826	303,582
Neurocrine Biosciences, Inc.(1)	62,469	1,156,926
Novavax, Inc.(1)	195,110	1,092,616
NPS Pharmaceuticals, Inc.(1)	61,469	1,684,251
Opko Health, Inc.(1)	139,459	1,164,483
PDL BioPharma, Inc.	117,094	998,812
Portola Pharmaceuticals, Inc.(1)	31,677	902,794
Puma Biotechnology, Inc.(1)	10,830	2,713,998
Raptor Pharmaceutical Corp.(1)	32,774	314,958
Receptos, Inc.(1)	11,858	1,229,082

10

	Shares	Value
Sangamo Biosciences, Inc.(1)	60,046	$728,958
Sarepta Therapeutics, Inc.(1)	32,106	519,154
Synageva BioPharma Corp.(1)	15,023	1,137,842
		34,735,529
Building Products — 4.0%
Apogee Enterprises, Inc.	108,702	4,772,018
Insteel Industries, Inc.	72,810	1,735,790
Lennox International, Inc.	24,406	2,170,182
NCI Building Systems, Inc.(1)	154,501	3,069,935
Trex Co., Inc.(1)	76,167	3,275,181
		15,023,106
Capital Markets — 1.5%
Evercore Partners, Inc., Class A	67,751	3,507,469
HFF, Inc., Class A	70,030	2,204,545
		5,712,014
Chemicals — 1.3%
Flotek Industries, Inc.(1)	41,205	913,103
PolyOne Corp.	75,603	2,798,067
Trecora Resources(1)	83,682	1,100,418
		4,811,588
Commercial Services and Supplies — 0.7%
Multi-Color Corp.	50,372	2,483,340
Communications Equipment — 0.6%
Ubiquiti Networks, Inc.	68,050	2,434,148
Construction Materials — 1.7%
Caesarstone Sdot-Yam Ltd.	54,764	3,059,117
Headwaters, Inc.(1)	252,272	3,203,854
		6,262,971
Containers and Packaging — 1.1%
Graphic Packaging Holding Co.(1)	336,867	4,086,197
Distributors — 2.7%
Core-Mark Holding Co., Inc.	25,920	1,504,138
LKQ Corp.(1)	301,488	8,613,512
		10,117,650
Diversified Consumer Services — 1.4%
Grand Canyon Education, Inc.(1)	26,286	1,259,099
Liberty Tax, Inc.(1)	46,254	1,752,564
Nord Anglia Education, Inc.(1)	135,244	2,309,968
		5,321,631
Diversified Financial Services — 0.7%
MarketAxess Holdings, Inc.	41,214	2,664,485
Electronic Equipment, Instruments and Components — 3.6%
Belden, Inc.	32,834	2,337,452
Cognex Corp.(1)	40,574	1,605,107
FEI Co.	20,331	1,713,497
Littelfuse, Inc.	45,441	4,432,315

11

	Shares	Value
Methode Electronics, Inc.	89,615	$3,529,039
		13,617,410
Energy Equipment and Services — 0.6%
Archer Ltd.(1)	774,226	745,714
RigNet, Inc.(1)	37,006	1,607,910
		2,353,624
Food and Staples Retailing — 1.2%
United Natural Foods, Inc.(1)	65,111	4,428,850
Food Products — 2.0%
Hain Celestial Group, Inc. (The)(1)	13,432	1,454,014
J&J Snack Foods Corp.	31,407	3,235,863
TreeHouse Foods, Inc.(1)	34,774	2,961,702
		7,651,579
Health Care Equipment and Supplies — 5.3%
Abaxis, Inc.	18,027	949,302
Cantel Medical Corp.	25,148	1,066,275
Cyberonics, Inc.(1)	19,324	1,014,510
DexCom, Inc.(1)	43,627	1,961,034
Globus Medical, Inc.(1)	44,110	977,919
HeartWare International, Inc.(1)	11,317	872,767
Insulet Corp.(1)	36,435	1,572,899
Masimo Corp.(1)	37,299	941,427
Neogen Corp.(1)	25,611	1,124,323
NuVasive, Inc.(1)	26,743	1,093,789
STERIS Corp.	48,832	3,017,817
Teleflex, Inc.	20,158	2,300,431
Thoratec Corp.(1)	36,998	1,005,605
West Pharmaceutical Services, Inc.	40,408	2,070,910
		19,969,008
Health Care Providers and Services — 5.7%
Acadia Healthcare Co., Inc.(1)	24,786	1,537,971
Adeptus Health, Inc., Class A(1)	58,059	1,926,398
Air Methods Corp.(1)	24,783	1,170,501
Chemed Corp.	11,387	1,176,960
ExamWorks Group, Inc.(1)	161,756	6,272,898
HealthSouth Corp.	51,014	2,057,395
Molina Healthcare, Inc.(1)	22,280	1,083,699
MWI Veterinary Supply, Inc.(1)	8,354	1,417,298
Team Health Holdings, Inc.(1)	74,097	4,634,026
		21,277,146
Health Care Technology — 1.4%
HMS Holdings Corp.(1)	58,919	1,368,688
MedAssets, Inc.(1)	43,646	945,372
Medidata Solutions, Inc.(1)	45,924	2,071,632
Omnicell, Inc.(1)	29,038	938,218
		5,323,910

12

	Shares	Value
Hotels, Restaurants and Leisure — 3.5%
Buffalo Wild Wings, Inc.(1)	10,788	$1,610,433
La Quinta Holdings, Inc.(1)	104,958	2,142,193
Papa John's International, Inc.	109,761	5,132,424
Vail Resorts, Inc.	48,295	4,170,756
		13,055,806
Insurance — 0.4%
Allied World Assurance Co. Holdings Ltd.	36,293	1,379,134
Internet Software and Services — 7.3%
Amber Road, Inc.(1)	113,541	1,515,772
comScore, Inc.(1)	77,729	3,275,500
Cornerstone OnDemand, Inc.(1)	56,334	2,043,234
CoStar Group, Inc.(1)	38,412	6,187,789
Cvent, Inc.(1)	51,941	1,347,350
Envestnet, Inc.(1)	92,223	4,096,546
Q2 Holdings, Inc.(1)	128,749	1,942,822
Shutterstock, Inc.(1)	88,231	6,860,843
		27,269,856
IT Services — 3.4%
FleetCor Technologies, Inc.(1)	13,275	1,998,684
Heartland Payment Systems, Inc.	46,894	2,422,075
Virtusa Corp.(1)	104,185	4,269,501
WEX, Inc.(1)	35,911	4,078,053
		12,768,313
Leisure Products — 1.4%
Brunswick Corp.	111,276	5,207,717
Life Sciences Tools and Services — 1.1%
Charles River Laboratories International, Inc.(1)	42,902	2,709,690
PAREXEL International Corp.(1)	27,498	1,493,417
		4,203,107
Machinery — 3.4%
ITT Corp.	31,150	1,403,619
Middleby Corp.(1)	73,652	6,518,202
Mueller Water Products, Inc., Class A	478,380	4,721,611
		12,643,432
Media — 1.1%
Entravision Communications Corp., Class A	357,851	1,846,511
Time, Inc.(1)	93,247	2,106,450
		3,952,961
Metals and Mining — 0.9%
Horsehead Holding Corp.(1)	224,262	3,523,156
Oil, Gas and Consumable Fuels — 2.7%
Athlon Energy, Inc.(1)	19,746	1,151,192
Carrizo Oil & Gas, Inc.(1)	61,850	3,212,489
Goodrich Petroleum Corp.(1)	111,689	920,317
Gulfport Energy Corp.(1)	48,745	2,446,024
13

	Shares	Value
Magnum Hunter Resources Corp.(1)	508,129	$2,357,719
		10,087,741
Paper and Forest Products — 0.3%
KapStone Paper and Packaging Corp.(1)	37,221	1,144,918
Pharmaceuticals — 2.6%
Akorn, Inc.(1)	43,315	1,929,683
AVANIR Pharmaceuticals, Inc.(1)	110,904	1,435,098
BioDelivery Sciences International, Inc.(1)	32,398	563,725
Lannett Co., Inc.(1)	21,563	1,223,053
Medicines Co. (The)(1)	42,463	1,075,163
Nektar Therapeutics(1)	65,578	904,321
Pacira Pharmaceuticals, Inc.(1)	20,803	1,930,935
Theravance, Inc.	50,397	807,360
		9,869,338
Professional Services — 1.4%
Huron Consulting Group, Inc.(1)	38,369	2,670,866
Korn/Ferry International(1)	89,947	2,512,220
		5,183,086
Real Estate Investment Trusts (REITs) — 0.5%
Sun Communities, Inc.	32,756	1,898,865
Road and Rail — 2.2%
Roadrunner Transportation Systems, Inc.(1)	109,187	2,250,344
Saia, Inc.(1)	79,817	3,912,629
Swift Transportation Co.(1)	91,844	2,268,547
		8,431,520
Semiconductors and Semiconductor Equipment — 3.7%
Cavium, Inc.(1)	41,599	2,134,445
Formfactor, Inc.(1)	260,787	2,078,472
M/A-COM Technology Solutions Holdings, Inc.(1)	54,854	1,206,240
Photronics, Inc.(1)	307,596	2,765,288
RF Micro Devices, Inc.(1)	294,803	3,835,387
Synaptics, Inc.(1)	28,066	1,920,556
		13,940,388
Software — 5.4%
Aspen Technology, Inc.(1)	118,578	4,379,086
ePlus, Inc.(1)	32,316	1,973,538
FireEye, Inc.(1)	51,580	1,753,204
Manhattan Associates, Inc.(1)	87,720	3,518,449
Monotype Imaging Holdings, Inc.	98,103	2,806,727
Ultimate Software Group, Inc.(1)	14,549	2,189,770
Verint Systems, Inc.(1)	64,712	3,720,293
		20,341,067
Specialty Retail — 3.7%
Brown Shoe Co., Inc.	82,956	2,205,800
Cabela's, Inc.(1)	14,458	694,273
Kirkland's, Inc.(1)	162,280	2,888,584

14

	Shares	Value
Lithia Motors, Inc., Class A	23,642	$1,835,092
Restoration Hardware Holdings, Inc.(1)	76,700	6,160,544
		13,784,293
Technology Hardware, Storage and Peripherals — 1.4%
Nimble Storage, Inc.(1)	88,867	2,431,401
Super Micro Computer, Inc.(1)	85,574	2,734,945
		5,166,346
Textiles, Apparel and Luxury Goods — 0.9%
Skechers U.S.A., Inc., Class A(1)	61,164	3,348,729
Trading Companies and Distributors — 1.1%
H&E Equipment Services, Inc.	110,032	4,114,096
Wireless Telecommunication Services — 0.6%
RingCentral, Inc., Class A(1)	161,640	2,123,950
TOTAL COMMON STOCKS (Cost $281,879,633)		370,744,329
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $799,999), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $784,437)		784,432
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $320,066), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $313,774)		313,773
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $640,744), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $627,548)		627,546
SSgA U.S. Government Money Market Fund, Class N	1,726,143	1,726,143
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,451,894)		3,451,894
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $285,331,527)		374,196,223
OTHER ASSETS AND LIABILITIES — 0.2%		930,083
TOTAL NET ASSETS — 100.0%		$375,126,306

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	180,497	USD	26,900	UBS AG	11/28/14	$(162)
NOK	1,172,565	USD	173,546	UBS AG	11/28/14	154
USD	852,451	NOK	5,646,962	UBS AG	11/28/14	15,929
USD	37,156	NOK	249,257	UBS AG	11/28/14	232
						$16,153

NOTES TO SCHEDULE OF INVESTMENTS
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $285,331,527)	$374,196,223
Receivable for investments sold	5,375,642
Receivable for capital shares sold	126,537
Unrealized appreciation on forward foreign currency exchange contracts	16,315
Dividends and interest receivable	15,321
379,730,038

Liabilities
Payable for investments purchased	3,190,325
Payable for capital shares redeemed	968,969
Unrealized depreciation on forward foreign currency exchange contracts	162
Accrued management fees	413,684
Distribution and service fees payable	30,592
4,603,732

Net Assets	$375,126,306

Net Assets Consist of:
Capital (par value and paid-in surplus)	$399,646,976
Accumulated net investment loss	(3,554,664)
Accumulated net realized loss	(109,846,698)
Net unrealized appreciation	88,880,692
$375,126,306

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$170,315,914	13,280,199	$12.82
Institutional Class, $0.01 Par Value	$72,541,944	5,576,459	$13.01
A Class, $0.01 Par Value	$100,050,978	7,977,285	$12.54*
B Class, $0.01 Par Value	$669,821	56,919	$11.77
C Class, $0.01 Par Value	$11,727,399	992,953	$11.81
R Class, $0.01 Par Value	$1,373,479	110,833	$12.39
R6 Class, $0.01 Par Value	$18,446,771	1,416,014	$13.03
*Maximum offering price $13.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,285)	$1,957,464
Interest	1,146
1,958,610

Expenses:
Management fees	5,609,971
Distribution and service fees:
A Class	274,060
B Class	10,108
C Class	126,880
R Class	7,394
Directors' fees and expenses	2,659
6,031,072

Net investment income (loss)	(4,072,462)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	68,820,814
Foreign currency transactions	160,041
68,980,855

Change in net unrealized appreciation (depreciation) on:
Investments	(37,279,362)
Translation of assets and liabilities in foreign currencies	15,996
(37,263,366)

Net realized and unrealized gain (loss)	31,717,489

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,645,027

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$(4,072,462)	$(1,986,123)
Net realized gain (loss)	68,980,855	65,698,476
Change in net unrealized appreciation (depreciation)	(37,263,366)	52,908,024
Net increase (decrease) in net assets resulting from operations	27,645,027	116,620,377

Distributions to Shareholders
From net investment income:
Investor Class	—	(290,567)
Institutional Class	—	(245,683)
A Class	—	(133,149)
R Class	—	(1,075)
Decrease in net assets from distributions	—	(670,474)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(85,899,458)	(35,896,888)

Redemption Fees
Increase in net assets from redemption fees	32,108	33,683

Net increase (decrease) in net assets	(58,222,323)	80,086,698

Net Assets
Beginning of period	433,348,629	353,261,931
End of period	$375,126,306	$433,348,629

Accumulated net investment loss	$(3,554,664)	$(3,027,091)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

19

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class and 0.750% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2014 was 1.40% for the Investor Class, A Class, B Class, C Class and R Class, 1.20% for the Institutional Class and 1.07% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

21

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $306,575,938 and $385,994,184, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	2,973,559	$36,997,342	4,784,271	$50,038,404
Issued in reinvestment of distributions	—	—	24,882	222,449
Redeemed	(6,364,796)	(78,560,612)	(4,525,780)	(45,610,715)
	(3,391,237)	(41,563,270)	283,373	4,650,138
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	498,126	6,292,729	945,452	9,862,852
Issued in reinvestment of distributions	—	—	15,913	143,690
Redeemed	(3,476,777)	(43,573,925)	(3,224,317)	(32,242,668)
	(2,978,651)	(37,281,196)	(2,262,952)	(22,236,126)
A Class/Shares Authorized	110,000,000		110,000,000
Sold	794,104	9,618,573	1,361,853	13,876,067
Issued in reinvestment of distributions	—	—	14,402	126,446
Redeemed	(2,550,555)	(30,759,719)	(3,073,091)	(29,790,771)
	(1,756,451)	(21,141,146)	(1,696,836)	(15,788,258)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	8,571	97,098	2,039	21,056
Redeemed	(63,019)	(720,580)	(88,360)	(803,639)
	(54,448)	(623,482)	(86,321)	(782,583)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	189,767	2,181,272	162,263	1,591,310
Redeemed	(381,341)	(4,360,695)	(348,060)	(3,296,362)
	(191,574)	(2,179,423)	(185,797)	(1,705,052)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	29,376	350,874	43,615	447,754
Issued in reinvestment of distributions	—	—	123	1,075
Redeemed	(92,712)	(1,120,090)	(52,854)	(508,836)
	(63,336)	(769,216)	(9,116)	(60,007)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,440,038	17,986,045	2,207	25,000
Redeemed	(26,231)	(327,770)	—	—
	1,413,807	17,658,275	2,207	25,000
Net increase (decrease)	(7,021,890)	$(85,899,458)	(3,955,442)	$(35,896,888)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$369,998,615	$745,714	—
Temporary Cash Investments	1,726,143	1,725,751	—
	$371,724,758	$2,471,465	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$16,315	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(162)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,923,893.

23

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $16,315 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $162 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $161,135 in net realized gain (loss) on foreign currency transactions and $16,153 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	—	$670,474
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$286,426,827
Gross tax appreciation of investments	$96,099,453
Gross tax depreciation of investments	(8,330,057)
Net tax appreciation (depreciation) of investments	87,769,396
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(157)
Net tax appreciation (depreciation)	$87,769,239
Undistributed ordinary income	—
Accumulated short-term capital losses	$(108,751,398)
Late-year ordinary loss deferral	$(3,538,511)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.95	(0.11)	0.98	0.87	—	$12.82	7.28%	1.40%	(0.93)%	75%	$170,316
2013	$8.79	(0.05)	3.23	3.18	(0.02)	$11.95	36.23%	1.42%	(0.47)%	80%	$199,294
2012	$8.06	(0.01)	0.74	0.73	—	$8.79	9.06%	1.42%	(0.12)%	62%	$144,021
2011	$7.45	(0.07)	0.68	0.61	—	$8.06	8.19%	1.40%	(0.84)%	108%	$166,243
2010	$5.47	(0.03)	2.01	1.98	—	$7.45	36.20%	1.42%	(0.48)%	183%	$142,793
Institutional Class
2014	$12.10	(0.09)	1.00	0.91	—	$13.01	7.52%	1.20%	(0.73)%	75%	$72,542
2013	$8.88	(0.02)	3.26	3.24	(0.02)	$12.10	36.61%	1.22%	(0.27)%	80%	$103,520
2012	$8.13	0.01	0.74	0.75	—	$8.88	9.23%	1.22%	0.08%	62%	$96,092
2011	$7.50	(0.05)	0.68	0.63	—	$8.13	8.40%	1.20%	(0.64)%	108%	$105,520
2010	$5.49	(0.02)	2.03	2.01	—	$7.50	36.61%	1.22%	(0.28)%	183%	$114,513

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$11.72	(0.14)	0.96	0.82	—	$12.54	7.00%	1.65%	(1.18)%	75%	$100,051
2013	$8.63	(0.07)	3.17	3.10	(0.01)	$11.72	36.00%	1.67%	(0.72)%	80%	$114,080
2012	$7.94	(0.03)	0.72	0.69	—	$8.63	8.69%	1.67%	(0.37)%	62%	$98,665
2011	$7.35	(0.09)	0.68	0.59	—	$7.94	8.03%	1.65%	(1.09)%	108%	$115,741
2010	$5.41	(0.05)	1.99	1.94	—	$7.35	35.86%	1.67%	(0.73)%	183%	$126,763
B Class
2014	$11.08	(0.22)	0.91	0.69	—	$11.77	6.23%	2.40%	(1.93)%	75%	$670
2013	$8.21	(0.13)	3.00	2.87	—	$11.08	34.96%	2.42%	(1.47)%	80%	$1,234
2012	$7.60	(0.09)	0.70	0.61	—	$8.21	8.03%	2.42%	(1.12)%	62%	$1,623
2011	$7.10	(0.15)	0.65	0.50	—	$7.60	7.04%	2.40%	(1.84)%	108%	$2,197
2010	$5.26	(0.09)	1.93	1.84	—	$7.10	34.98%	2.42%	(1.48)%	183%	$3,107
C Class
2014	$11.12	(0.22)	0.91	0.69	—	$11.81	6.21%	2.40%	(1.93)%	75%	$11,727
2013	$8.24	(0.14)	3.02	2.88	—	$11.12	34.95%	2.42%	(1.47)%	80%	$13,171
2012	$7.63	(0.09)	0.70	0.61	—	$8.24	7.99%	2.42%	(1.12)%	62%	$11,291
2011	$7.13	(0.15)	0.65	0.50	—	$7.63	7.01%	2.40%	(1.84)%	108%	$12,691
2010	$5.28	(0.09)	1.94	1.85	—	$7.13	35.04%	2.42%	(1.48)%	183%	$13,476

26

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$11.61	(0.17)	0.95	0.78	—	$12.39	6.72%	1.90%	(1.43)%	75%	$1,373
2013	$8.56	(0.10)	3.16	3.06	(0.01)	$11.61	35.73%	1.92%	(0.97)%	80%	$2,022
2012	$7.89	(0.04)	0.71	0.67	—	$8.56	8.49%	1.92%	(0.62)%	62%	$1,570
2011	$7.33	(0.11)	0.67	0.56	—	$7.89	7.64%	1.90%	(1.34)%	108%	$1,266
2010	$5.41	(0.06)	1.98	1.92	—	$7.33	35.49%	1.92%	(0.98)%	183%	$998
R6 Class
2014	$12.10	(0.08)	1.01	0.93	—	$13.03	7.69%	1.07%	(0.60)%	75%	$18,447
2013(3)	$11.33	(0.02)	0.79	0.77	—	$12.10	6.80%	1.05%(4)	(0.55)%(4)	80%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

28

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and ten-year periods and below its benchmark for the one- and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

33

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

34

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84007 1412

ANNUAL REPORT	OCTOBER 31, 2014

Ultra® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	15.66%	17.11%	7.53%	11.64%	11/2/81
Russell 1000 Growth Index	—	17.11%	17.42%	9.05%	10.80%(1)	—
S&P 500 Index	—	17.27%	16.68%	8.20%	11.77%(1)	—
Institutional Class	TWUIX	15.90%	17.34%	7.75%	6.81%	11/14/96
A Class(2)	TWUAX					10/2/96
No sales charge*		15.35%	16.80%	7.26%	6.54%
With sales charge*		8.72%	15.42%	6.63%	6.19%
C Class	TWCCX	14.51%	15.95%	6.46%	5.22%	10/29/01
R Class	AULRX	15.08%	16.52%	7.00%	7.03%	8/29/03
R6 Class	AULDX	16.06%	—	—	20.55%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since October 31, 1981, the date nearest the Investor Class's inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $20,682

Russell 1000 Growth Index — $23,790

S&P 500 Index — $22,001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.99%	0.79%	1.24%	1.99%	1.49%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeffrey Bourke

Performance Summary

Ultra returned 15.66%* for the 12 months ended October 31, 2014, compared with the 17.11% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 1000 Growth Index, health care was the top-performing sector on a total-return basis, gaining nearly 35%. Information technology also outpaced the benchmark average with a 22% return. No sectors lost ground, although energy, telecommunication services, and consumer discretionary posted more modest, single-digit returns.

Ultra received positive contributions to absolute return from all sectors it was invested in except energy. Stock decisions in the industrials, consumer staples, and energy sectors detracted most from performance relative to the Russell index. Stock selection in the consumer discretionary and information technology sectors aided results versus the benchmark.

Industrials and Consumer Staples Led Detractors

Stock selection in the industrials sector was the largest source of underperformance for the portfolio, driven by weakness in aerospace and defense and electrical equipment companies. Aerospace and defense firm United Technologies underperformed after the company reported results that were in line with expectations but indicated soft organic growth and weaker growth in non-U.S. operations. Underweighting the road and rail industry also hurt results in the sector. Not owning rail transportation company Union Pacific weighed on results. Because new sources of crude often don’t have a pipeline infrastructure to the coasts, rail has emerged as an important means of crude transport.

Stock decisions in the consumer staples sector also hampered results. Whole Foods was a key detractor in the sector. The food retailer was hurt by perceptions that margins will be constrained by its price-reduction strategy as it seeks a larger market share in an increasingly competitive space. We eliminated the position.

Other major detractors included an underweight position in software giant Microsoft, which was eventually eliminated from the portfolio. The company lowered guidance, consistent with our less sanguine outlook for the business. Nevertheless, the stock benefited from price-to-earnings multiple expansion, excitement around moving Office 365 to a subscription model, and the announcement of the Windows 10 operating system. The fund’s holding in internet retailer Amazon.com also detracted. The company saw capital expenditures rise and margins fall and suffered as investors focused on the company’s profitability. North American energy exploration and production firm Noble Energy suffered temporarily from a slump in energy prices and slowdown in takeaway capacity.

Consumer Discretionary and Information Technology Holdings Aided Results

The fund benefited from holdings in the consumer discretionary sector, led by positioning among media firms and textile, apparel, and luxury goods companies. Sports apparel maker Under Armour was a top contributor. The firm is gaining market share, and its international arm is growing rapidly.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information technology stocks were also key contributors, led by Apple. The computer and peripherals giant benefited from anticipation of and eventual release of new products, including the iPhone 6, Apple Pay mobile payment service, and the forthcoming Apple Watch. It helped to have no exposure to technology firm International Business Machines.

Positioning in the health care sector aided relative results, driven by stock selection decisions within the biotechnology industry. Biotechnology company Gilead Sciences was a portfolio top contributor, benefiting from stronger-than-expected growth in its hepatitis C business. It was helpful to hold an overweight position in biotech stock Alexion Pharmaceuticals, which gained on a very strong earnings report and investor enthusiasm for the company’s revised tax structure, which should lead to lower tax rates (and more profits) going forward.

Outlook

We remain confident in our belief that stocks that exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process. As of October 31, 2014, the portfolio’s largest overweight positions relative to the Russell 1000 Growth Index were in health care and information technology. Consumer staples and telecommunication services represented the largest underweights.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	8.2%
Google, Inc.*	4.3%
Gilead Sciences, Inc.	3.9%
Celgene Corp.	2.8%
MasterCard, Inc., Class A	2.4%
Starbucks Corp.	2.3%
QUALCOMM, Inc.	2.2%
UnitedHealth Group, Inc.	2.2%
NIKE, Inc., Class B	2.1%
Amazon.com, Inc.	2.1%
* Includes all classes of the issuer.

Top Five Industries	% of net assets
Internet Software and Services	9.5%
Biotechnology	9.3%
Technology Hardware, Storage and Peripherals	9.1%
IT Services	4.4%
Software	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,108.50	$5.26	0.99%
Investor Class (before waiver)	$1,000	$1,108.50(2)	$5.26	0.99%
Institutional Class (after waiver)	$1,000	$1,109.80	$4.20	0.79%
Institutional Class (before waiver)	$1,000	$1,109.80(2)	$4.20	0.79%
A Class (after waiver)	$1,000	$1,107.20	$6.59	1.24%
A Class (before waiver)	$1,000	$1,107.20(2)	$6.59	1.24%
C Class (after waiver)	$1,000	$1,103.10	$10.55	1.99%
C Class (before waiver)	$1,000	$1,103.10(2)	$10.55	1.99%
R Class (after waiver)	$1,000	$1,105.70	$7.91	1.49%
R Class (before waiver)	$1,000	$1,105.70(2)	$7.91	1.49%
R6 Class (after waiver)	$1,000	$1,110.70	$3.40	0.64%
R6 Class (before waiver)	$1,000	$1,110.70(2)	$3.40	0.64%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.22	$5.04	0.99%
Investor Class (before waiver)	$1,000	$1,020.22	$5.04	0.99%
Institutional Class (after waiver)	$1,000	$1,021.22	$4.02	0.79%
Institutional Class (before waiver)	$1,000	$1,021.22	$4.02	0.79%
A Class (after waiver)	$1,000	$1,018.96	$6.31	1.24%
A Class (before waiver)	$1,000	$1,018.96	$6.31	1.24%
C Class (after waiver)	$1,000	$1,015.17	$10.11	1.99%
C Class (before waiver)	$1,000	$1,015.17	$10.11	1.99%
R Class (after waiver)	$1,000	$1,017.69	$7.58	1.49%
R Class (before waiver)	$1,000	$1,017.69	$7.58	1.49%
R6 Class (after waiver)	$1,000	$1,021.98	$3.26	0.64%
R6 Class (before waiver)	$1,000	$1,021.98	$3.26	0.64%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 3.5%
Boeing Co. (The)	1,023,000	$127,782,930
United Technologies Corp.	1,491,000	159,537,000
		287,319,930
Auto Components — 0.6%
BorgWarner, Inc.	896,000	51,089,920
Automobiles — 0.9%
Tesla Motors, Inc.(1)	300,000	72,510,000
Banks — 1.0%
JPMorgan Chase & Co.	1,408,000	85,155,840
Beverages — 1.3%
Boston Beer Co., Inc. (The), Class A(1)	123,000	30,627,000
Constellation Brands, Inc., Class A(1)	824,000	75,428,960
		106,055,960
Biotechnology — 9.3%
Alexion Pharmaceuticals, Inc.(1)	500,000	95,680,000
Celgene Corp.(1)	2,132,000	228,315,880
Gilead Sciences, Inc.(1)	2,877,000	322,224,000
Isis Pharmaceuticals, Inc.(1)	396,000	18,239,760
Regeneron Pharmaceuticals, Inc.(1)	266,000	104,729,520
		769,189,160
Capital Markets — 1.8%
Franklin Resources, Inc.	1,375,000	76,463,750
T. Rowe Price Group, Inc.	939,000	77,082,510
		153,546,260
Chemicals — 2.9%
Monsanto Co.	1,350,000	155,304,000
Valspar Corp. (The)	1,007,000	82,735,120
		238,039,120
Communications Equipment — 2.2%
QUALCOMM, Inc.	2,370,000	186,068,700
Consumer Finance — 1.1%
American Express Co.	1,022,000	91,928,900
Electrical Equipment — 3.1%
Acuity Brands, Inc.	528,000	73,619,040
Eaton Corp. plc	762,000	52,113,180
Emerson Electric Co.	2,064,000	132,219,840
		257,952,060
Energy Equipment and Services — 2.5%
Core Laboratories NV	484,000	67,532,520
Schlumberger Ltd.	1,413,000	139,406,580
		206,939,100

10

	Shares	Value
Food and Staples Retailing — 2.0%
Costco Wholesale Corp.	1,224,000	$163,244,880
Food Products — 1.6%
Mead Johnson Nutrition Co.	743,000	73,787,330
Nestle SA	809,000	59,227,482
		133,014,812
Health Care Equipment and Supplies — 2.3%
Intuitive Surgical, Inc.(1)	187,165	92,796,407
St. Jude Medical, Inc.	984,000	63,143,280
Varian Medical Systems, Inc.(1)	396,000	33,311,520
		189,251,207
Health Care Providers and Services — 3.5%
Express Scripts Holding Co.(1)	1,401,000	107,624,820
UnitedHealth Group, Inc.	1,946,000	184,889,460
		292,514,280
Health Care Technology — 1.0%
Cerner Corp.(1)	1,287,000	81,518,580
Hotels, Restaurants and Leisure — 4.1%
Chipotle Mexican Grill, Inc.(1)	73,000	46,574,000
Starbucks Corp.	2,522,000	190,562,320
Wynn Resorts Ltd.	560,000	106,405,600
		343,541,920
Insurance — 1.4%
MetLife, Inc.	2,179,000	118,188,960
Internet and Catalog Retail — 2.1%
Amazon.com, Inc.(1)	580,000	177,166,800
Internet Software and Services — 9.5%
Alibaba Group Holding Ltd. ADR(1)	98,994	9,760,808
Baidu, Inc. ADR(1)	308,000	73,541,160
Facebook, Inc., Class A(1)	2,217,000	166,252,830
Google, Inc., Class A(1)	318,484	180,857,509
Google, Inc., Class C(1)	318,000	177,787,440
LinkedIn Corp., Class A(1)	382,000	87,462,720
Tencent Holdings Ltd.	3,675,000	58,510,018
Yelp, Inc.(1)	540,000	32,400,000
		786,572,485
IT Services — 4.4%
MasterCard, Inc., Class A	2,354,802	197,214,667
Teradata Corp.(1)	492,000	20,821,440
Visa, Inc., Class A	626,000	151,135,180
		369,171,287
Machinery — 3.4%
Cummins, Inc.	701,000	102,472,180
Donaldson Co., Inc.	779,000	32,390,820
WABCO Holdings, Inc.(1)	856,000	83,357,280
Wabtec Corp.	752,000	64,897,600
		283,117,880

11

	Shares	Value
Media — 3.8%
Time Warner, Inc.	1,887,000	$149,959,890
Walt Disney Co. (The)	1,837,000	167,865,060
		317,824,950
Oil, Gas and Consumable Fuels — 2.7%
Concho Resources, Inc.(1)	375,000	40,886,250
EOG Resources, Inc.	702,000	66,725,100
Noble Energy, Inc.	1,265,000	72,901,950
Occidental Petroleum Corp.	505,000	44,909,650
		225,422,950
Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A	1,412,000	106,154,160
Pharmaceuticals — 1.2%
Pfizer, Inc.	3,196,000	95,720,200
Professional Services — 1.1%
Nielsen NV	2,055,000	87,316,950
Semiconductors and Semiconductor Equipment — 1.2%
ARM Holdings plc	2,981,000	42,208,334
Linear Technology Corp.	1,285,000	55,049,400
		97,257,734
Software — 4.4%
NetSuite, Inc.(1)	445,000	48,353,700
Oracle Corp.	2,869,000	112,034,450
Salesforce.com, Inc.(1)	1,084,000	69,365,160
Splunk, Inc.(1)	282,000	18,634,560
Tableau Software, Inc., Class A(1)	316,000	26,098,440
VMware, Inc., Class A(1)	713,000	59,585,410
Workday, Inc.(1)	326,000	31,126,480
		365,198,200
Specialty Retail — 3.7%
Home Depot, Inc. (The)	379,000	36,960,080
O'Reilly Automotive, Inc.(1)	476,000	83,718,880
Tiffany & Co.	661,000	63,535,320
TJX Cos., Inc. (The)	1,989,000	125,943,480
		310,157,760
Technology Hardware, Storage and Peripherals — 9.1%
Apple, Inc.	6,336,315	684,322,020
EMC Corp.	2,618,000	75,215,140
		759,537,160
Textiles, Apparel and Luxury Goods — 3.5%
Burberry Group plc	1,882,000	46,155,850
NIKE, Inc., Class B	1,915,000	178,037,550
Under Armour, Inc., Class A(1)	1,042,000	68,334,360
		292,527,760
Tobacco — 1.9%
Philip Morris International, Inc.	1,742,000	155,055,420
TOTAL COMMON STOCKS (Cost $3,945,953,362)		8,255,271,285

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $12,279,030), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $12,040,169)		$12,040,099
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $4,912,630), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $4,816,056)		4,816,040
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $9,834,652), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $9,632,103)		9,632,079
SSgA U.S. Government Money Market Fund, Class N	26,494,289	26,494,289
TOTAL TEMPORARY CASH INVESTMENTS (Cost $52,982,507)		52,982,507
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $3,998,935,869)		8,308,253,792
OTHER ASSETS AND LIABILITIES — (0.1)%		(6,208,888)
TOTAL NET ASSETS — 100.0%		$8,302,044,904

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,437,748	CHF	46,760,200	Credit Suisse AG	11/28/14	$829,158
USD	72,309,499	GBP	44,743,762	Credit Suisse AG	11/28/14	746,840
						$1,575,998

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $3,998,935,869)	$8,308,253,792
Foreign currency holdings, at value (cost of $403,485)	403,365
Receivable for investments sold	8,178,614
Receivable for capital shares sold	1,027,867
Unrealized appreciation on forward foreign currency exchange contracts	1,575,998
Dividends and interest receivable	1,814,284
8,321,253,920

Liabilities
Payable for investments purchased	7,958,520
Payable for capital shares redeemed	4,688,606
Accrued management fees	6,542,106
Distribution and service fees payable	19,784
19,209,016

Net Assets	$8,302,044,904

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,442,301,884
Undistributed net investment income	25,351,601
Undistributed net realized gain	523,547,193
Net unrealized appreciation	4,310,844,226
$8,302,044,904

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,981,780,709	214,551,722	$37.20
Institutional Class, $0.01 Par Value	$214,464,359	5,610,851	$38.22
A Class, $0.01 Par Value	$71,650,344	1,993,861	$35.94*
C Class, $0.01 Par Value	$2,482,438	76,586	$32.41
R Class, $0.01 Par Value	$7,982,998	225,152	$35.46
R6 Class, $0.01 Par Value	$23,684,056	619,257	$38.25
*Maximum offering price $38.13 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $620,336)	$102,090,384
Interest	5,999
102,096,383
Expenses:
Management fees	77,690,205
Distribution and service fees:
A Class	181,972
C Class	23,887
R Class	35,724
Directors' fees and expenses	2,018,576
Other expenses	91
79,950,455
Fees waived	(590,328)
79,360,127

Net investment income (loss)	22,736,256

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	570,443,273
Foreign currency transactions	4,541,257
574,984,530

Change in net unrealized appreciation (depreciation) on:
Investments	559,958,108
Translation of assets and liabilities in foreign currencies	417,545
560,375,653

Net realized and unrealized gain (loss)	1,135,360,183

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,158,096,439

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$22,736,256	$35,311,295
Net realized gain (loss)	574,984,530	725,268,617
Change in net unrealized appreciation (depreciation)	560,375,653	1,108,706,632
Net increase (decrease) in net assets resulting from operations	1,158,096,439	1,869,286,544

Distributions to Shareholders
From net investment income:
Investor Class	(22,249,493)	(31,423,524)
Institutional Class	(1,003,895)	(288,697)
A Class	(36,312)	(284,451)
C Class	—	(3,847)
R Class	—	(22,083)
R6 Class	(176)	—
From net realized gains:
Investor Class	(287,611,433)	—
Institutional Class	(7,766,552)	—
A Class	(2,913,158)	—
C Class	(96,221)	—
R Class	(274,425)	—
R6 Class	(1,048)	—
Decrease in net assets from distributions	(321,952,713)	(32,022,602)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(154,161,615)	(534,351,092)

Net increase (decrease) in net assets	681,982,111	1,302,912,850

Net Assets
Beginning of period	7,620,062,793	6,317,149,943
End of period	$8,302,044,904	$7,620,062,793

Undistributed net investment income	$25,351,601	$22,220,265

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. Prior to August 1, 2014, the annual management fee schedule ranged from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class, 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The investment advisor voluntarily agreed to waive 0.01% of its management fee from November 1, 2013 through July 31, 2014, at which time the waiver was terminated. The total amount of the waiver for each class for the year ended October 31, 2014 was $568,030, $16,091, $5,498, $176, $527 and $6 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2014 was 0.98% for the Investor Class, A Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class. The effective annual management fee after waiver for each class for the year ended October 31, 2014 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The impact of directors' fees and expenses to the ratio of operating expenses to average net assets was 0.03% for the year ended October 31, 2014. The fund’s officers do not receive compensation from the fund.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $1,240,145,903 and $1,692,465,791, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	6,200,249	$213,362,510	7,055,804	$203,087,516
Issued in reinvestment of distributions	9,141,045	300,466,112	1,154,983	30,456,895
Redeemed	(19,472,162)	(674,617,017)	(30,708,842)	(872,739,374)
	(4,130,868)	(160,788,395)	(22,498,055)	(639,194,963)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	768,139	27,328,125	4,611,587	136,709,282
Issued in reinvestment of distributions	255,214	8,603,265	10,077	272,290
Redeemed	(1,281,115)	(46,122,369)	(742,701)	(21,742,793)
	(257,762)	(10,190,979)	3,878,963	115,238,779
A Class/Shares Authorized	100,000,000		100,000,000
Sold	407,067	13,580,404	327,276	9,115,770
Issued in reinvestment of distributions	88,201	2,806,562	10,500	268,378
Redeemed	(690,952)	(23,193,216)	(698,036)	(19,328,348)
	(195,684)	(6,806,250)	(360,260)	(9,944,200)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	19,057	573,448	14,186	370,450
Issued in reinvestment of distributions	2,224	64,240	95	2,235
Redeemed	(14,867)	(456,659)	(8,260)	(210,230)
	6,414	181,029	6,021	162,455
R Class/Shares Authorized	50,000,000		50,000,000
Sold	89,195	2,986,075	86,097	2,296,500
Issued in reinvestment of distributions	8,616	271,047	863	21,866
Redeemed	(76,899)	(2,556,081)	(109,589)	(2,956,529)
	20,912	701,041	(22,629)	(638,163)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	635,580	23,373,082	792	25,000
Issued in reinvestment of distributions	36	1,224	—	—
Redeemed	(17,151)	(632,367)	—	—
	618,465	22,741,939	792	25,000
Net increase (decrease)	(3,938,523)	$(154,161,615)	(18,995,168)	$(534,351,092)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,049,169,601	$206,101,684	—
Temporary Cash Investments	26,494,289	26,488,218	—
	$8,075,663,890	$232,589,902	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,575,998	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $127,531,439.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $1,575,998 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $4,515,676 in net realized gain (loss) on foreign currency transactions and $515,797 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$23,289,876	$32,022,602
Long-term capital gains	$298,662,837	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,036,349,252
Gross tax appreciation of investments	$4,290,214,199
Gross tax depreciation of investments	(18,309,659)
Net tax appreciation (depreciation) of investments	4,271,904,540
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(49,695)
Net tax appreciation (depreciation)	$4,271,854,845
Undistributed ordinary income	$27,085,184
Accumulated long-term gains	$560,802,991

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$33.56	0.10	4.96	5.06	(0.10)	(1.32)	(1.42)	$37.20	15.66%	1.00%	1.01%	0.29%	0.28%	16%	$7,981,781
2013	$25.68	0.15	7.86	8.01	(0.13)	—	(0.13)	$33.56	31.34%	0.99%	0.99%	0.52%	0.52%	26%	$7,338,222
2012	$23.42	0.06	2.20	2.26	—	—	—	$25.68	9.65%	0.99%	0.99%	0.26%	0.26%	13%	$6,194,268
2011	$21.22	0.04	2.20	2.24	(0.04)	—	(0.04)	$23.42	10.59%	0.99%	0.99%	0.16%	0.16%	13%	$5,984,972
2010	$17.82	0.05	3.44	3.49	(0.09)	—	(0.09)	$21.22	19.63%	1.00%	1.00%	0.25%	0.25%	24%	$5,906,158
Institutional Class
2014	$34.44	0.17	5.10	5.27	(0.17)	(1.32)	(1.49)	$38.22	15.90%	0.80%	0.81%	0.49%	0.48%	16%	$214,464
2013	$26.32	0.17	8.10	8.27	(0.15)	—	(0.15)	$34.44	31.56%	0.79%	0.79%	0.72%	0.72%	26%	$202,118
2012	$23.95	0.12	2.25	2.37	—	—	—	$26.32	9.90%	0.79%	0.79%	0.46%	0.46%	13%	$52,362
2011	$21.69	0.08	2.27	2.35	(0.09)	—	(0.09)	$23.95	10.85%	0.79%	0.79%	0.36%	0.36%	13%	$52,751
2010	$18.22	0.09	3.51	3.60	(0.13)	—	(0.13)	$21.69	19.81%	0.80%	0.80%	0.45%	0.45%	24%	$45,791

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$32.46	0.01	4.81	4.82	(0.02)	(1.32)	(1.34)	$35.94	15.35%	1.25%	1.26%	0.04%	0.03%	16%	$71,650
2013	$24.89	0.08	7.60	7.68	(0.11)	—	(0.11)	$32.46	30.99%	1.24%	1.24%	0.27%	0.27%	26%	$71,063
2012	$22.75	—(3)	2.14	2.14	—	—	—	$24.89	9.41%	1.24%	1.24%	0.01%	0.01%	13%	$63,461
2011	$20.62	(0.02)	2.15	2.13	—	—	—	$22.75	10.33%	1.24%	1.24%	(0.09)%	(0.09)%	13%	$62,304
2010	$17.33	—(3)	3.33	3.33	(0.04)	—	(0.04)	$20.62	19.24%	1.25%	1.25%	0.00%(4)	0.00%(4)	24%	$68,109
C Class
2014	$29.60	(0.22)	4.35	4.13	—	(1.32)	(1.32)	$32.41	14.51%	2.00%	2.01%	(0.71)%	(0.72)%	16%	$2,482
2013	$22.83	(0.13)	6.96	6.83	(0.06)	—	(0.06)	$29.60	29.98%	1.99%	1.99%	(0.48)%	(0.48)%	26%	$2,077
2012	$21.02	(0.17)	1.98	1.81	—	—	—	$22.83	8.61%	1.99%	1.99%	(0.74)%	(0.74)%	13%	$1,464
2011	$19.20	(0.17)	1.99	1.82	—	—	—	$21.02	9.48%	1.99%	1.99%	(0.84)%	(0.84)%	13%	$678
2010	$16.22	(0.13)	3.11	2.98	—	—	—	$19.20	18.45%	2.00%	2.00%	(0.75)%	(0.75)%	24%	$789
24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$32.10	(0.08)	4.76	4.68	—	(1.32)	(1.32)	$35.46	15.08%	1.50%	1.51%	(0.21)%	(0.22)%	16%	$7,983
2013	$24.66	0.01	7.53	7.54	(0.10)	—	(0.10)	$32.10	30.66%	1.49%	1.49%	0.02%	0.02%	26%	$6,556
2012	$22.60	(0.06)	2.12	2.06	—	—	—	$24.66	9.12%	1.49%	1.49%	(0.24)%	(0.24)%	13%	$5,595
2011	$20.54	(0.08)	2.14	2.06	—	—	—	$22.60	10.03%	1.49%	1.49%	(0.34)%	(0.34)%	13%	$4,173
2010	$17.26	(0.05)	3.33	3.28	—	—	—	$20.54	19.00%	1.50%	1.50%	(0.25)%	(0.25)%	24%	$3,260
R6 Class
2014	$34.46	0.05	5.28	5.33	(0.22)	(1.32)	(1.54)	$38.25	16.06%	0.65%	0.66%	0.64%	0.63%	16%	$23,684
2013(5)	$31.57	0.05	2.84	2.89	—	—	—	$34.46	9.15%	0.63%(6)	0.64%(6)	0.61%(6)	0.60%(6)	26%(7)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	July 26, 2013 (commencement of sale) through October 31, 2013.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

26

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and slightly below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

31

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to certain adjustments regarding the breakpoints in the Fund’s unified management fee schedule, including changing the number of breakpoints and the investment amount that applies to each breakpoint, beginning August 1, 2014. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $23,289,876, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $298,662,837, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84004 1412

ANNUAL REPORT	OCTOBER 31, 2014

Veedot® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	12.96%	17.66%	7.70%	5.18%	11/30/99
Russell 3000 Index	—	16.07%	17.00%	8.55%	5.03%	—
Institutional Class	AVDIX	13.13%	17.92%	7.91%	4.15%	8/1/00

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $20,999

Russell 3000 Index — $22,727

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.27%	1.07%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot returned 12.96%* for the 12 months ended October 31, 2014, lagging the 16.07% return of the portfolio’s benchmark, the Russell 3000 Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 3000 Index, health care was the top-performing sector on a total-return basis, gaining nearly 30%. Information technology, utilities, and financials stocks also performed well and outpaced the benchmark average. Energy was the weakest sector, posting only a modest gain. Telecommunication services and consumer discretionary stocks registered single-digit returns as well.

In this environment, Veedot’s highly systematic investment process delivered positive portfolio returns but trailed its benchmark. The fund received the best contributions from health care, financials, and industrials stocks, while telecommunication services, energy, materials, and utilities generated negative or only slightly positive contributions. Relative to the Russell benchmark, stock selection in information technology was the chief detractor. Stock decisions in materials and energy also weighed on results. Stock selection in industrials, health care, and consumer staples benefited relative results.

Information Technology Stocks Led Detractors

Stock choices in the information technology sector detracted from relative results, especially in the software and IT services industries. The fund’s largest detractor overall was Apple. The portfolio had exposure to the computer and peripherals giant but less than the benchmark. The company benefited from anticipation of and eventual release of new products, including the iPhone 6, Apple Pay mobile payment service, and forthcoming Apple Watch. Two cloud-based software firms detracted. Ultimate Software Group, which develops human resources software for business, declined sharply earlier in 2014, though it rebounded somewhat after reporting better results at midyear. ServiceNow, which automates IT support, followed a similar path. None of these stocks were in the portfolio at the end of the period.

The materials sector also detracted from relative results, led by holdings in the metals and mining and chemicals industries. South Korean steelmaker POSCO suffered from China’s slowing economy. The stock was eliminated from the portfolio. Dow Chemical performed well for much of the year but declined late in the period following an adverse legal ruling in a lawsuit concerning pricing in the polyurethane business.

Other major detractors included several holdings in the energy sector, including SM Energy, Laredo Petroleum, and Occidental Petroleum. Energy producers and exploration companies have been hurt by declining oil prices. SM Energy and Laredo Petroleum were not in the portfolio at the end of the period.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Industrials Stocks Were Key Contributors

The fund benefited from holdings in the industrials sector due primarily to stock selection in the aerospace and defense and industrial conglomerate industries. Shares of diversified defense firm General Dynamics rose steadily this year, aided by its business jet unit and restructuring of its core businesses. Not owning General Electric, a component of the benchmark, helped fund results.
Stock selection in the health care sector also helped relative results. Providence Service, which provides government-sponsored social services, was the fund’s overall top contributor, benefiting from increased government spending in the industry. We exited our position in this stock prior to period end. WellPoint also performed well in the good environment for health care managers as the Affordable Care Act gains traction.

Stock selection in the consumer staples sector was a significant contributor, led by Monster Beverage, a maker of energy and soft drinks. In the consumer discretionary sector, automotive parts supplier Magna International was among the top contributors for the year. The Ontario-based company benefited from increased sales of new vehicles in North America. The hotels, restaurants, and leisure industry generated solid relative results for the fund, led by overweight positions in pizza chain Papa John’s International and Brinker International, owner of the Chili’s and Maggiano’s restaurants. Papa John’s and Brinker were not in the portfolio at the end of the period.

Outlook

Using a systematic and technically driven process, Veedot examines macroeconomic and company specific information in a complex model to underpin its stock selection process. Looking ahead, we remain confident that its systematic process of fusing macroeconomic and stock-specific factors will continue to successfully identify risk-adjusted opportunities across investment styles and industry sectors.

5

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	1.9%
Microsoft Corp.	1.7%
Monster Beverage Corp.	1.4%
Western Digital Corp.	1.4%
Intel Corp.	1.3%
Eli Lilly & Co.	1.3%
Time Warner Cable, Inc.	1.2%
Becton Dickinson and Co.	1.2%
HCI Group, Inc.	1.2%
Kroger Co. (The)	1.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.2%
Insurance	4.4%
Software	4.3%
Capital Markets	3.7%
Life Sciences Tools and Services	3.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,057.30	$6.48	1.25%
Institutional Class	$1,000	$1,058.20	$5.45	1.05%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.36	1.25%
Institutional Class	$1,000	$1,019.91	$5.35	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 2.3%
General Dynamics Corp.	6,587	$920,599
Raytheon Co.	7,749	804,966
TransDigm Group, Inc.	2,287	427,738
		2,153,303
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B	10,206	1,070,711
Airlines — 2.4%
Allegiant Travel Co.	5,373	717,134
Southwest Airlines Co.	22,281	768,249
Spirit Airlines, Inc.(1)	10,121	739,947
		2,225,330
Auto Components — 0.2%
Magna International, Inc.	1,988	196,236
Automobiles — 2.0%
Ford Motor Co.	56,891	801,594
Toyota Motor Corp. ADR	8,552	1,037,785
		1,839,379
Banks — 1.9%
Hancock Holding Co.	23,158	814,930
Wells Fargo & Co.	18,810	998,623
		1,813,553
Beverages — 1.5%
Dr Pepper Snapple Group, Inc.	1,742	120,633
Monster Beverage Corp.(1)	12,777	1,288,944
		1,409,577
Biotechnology — 0.9%
Gilead Sciences, Inc.(1)	7,587	849,744
Capital Markets — 3.7%
AllianceBernstein Holding LP	33,491	890,860
Blackstone Group LP (The)	32,441	977,123
E*Trade Financial Corp.(1)	25,670	572,441
Janus Capital Group, Inc.	69,308	1,038,927
		3,479,351
Chemicals — 2.2%
Dow Chemical Co. (The)	17,957	887,076
Ecolab, Inc.	8,222	914,533
Mosaic Co. (The)	5,143	227,886
		2,029,495
Communications Equipment — 1.9%
Cisco Systems, Inc.	41,740	1,021,378
Palo Alto Networks, Inc.(1)	7,438	786,196
		1,807,574
Consumer Finance — 1.0%
Capital One Financial Corp.	11,604	960,463

9

	Shares	Value
Diversified Consumer Services — 0.6%
Weight Watchers International, Inc.	21,694	$565,129
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class A(1)	4	840,000
Diversified Telecommunication Services — 1.2%
PT Telekomunikasi Indonesia Persero Tbk ADR	3,245	147,161
Verizon Communications, Inc.	19,857	997,814
		1,144,975
Electric Utilities — 1.9%
Duke Energy Corp.	11,697	960,909
Exelon Corp.	22,775	833,337
		1,794,246
Electronic Equipment, Instruments and Components — 1.2%
Corning, Inc.	52,482	1,072,207
Energy Equipment and Services — 0.9%
National Oilwell Varco, Inc.	11,665	847,346
Food and Staples Retailing — 2.4%
Kroger Co. (The)	20,219	1,126,400
Wal-Mart Stores, Inc.	14,562	1,110,644
		2,237,044
Food Products — 2.5%
General Mills, Inc.	14,132	734,299
Hain Celestial Group, Inc. (The)(1)	7,317	792,065
Kellogg Co.	13,293	850,220
		2,376,584
Health Care Equipment and Supplies — 1.2%
Becton Dickinson and Co.	8,993	1,157,399
Health Care Providers and Services — 3.3%
Aetna, Inc.	13,070	1,078,406
Express Scripts Holding Co.(1)	12,893	990,440
WellPoint, Inc.	8,027	1,016,941
		3,085,787
Hotels, Restaurants and Leisure — 2.2%
Hyatt Hotels Corp., Class A(1)	18,982	1,124,114
McDonald's Corp.	9,681	907,400
		2,031,514
Household Products — 1.4%
Colgate-Palmolive Co.	12,148	812,458
Kimberly-Clark Corp.	4,674	534,098
		1,346,556
Industrial Conglomerates — 2.3%
3M Co.	6,992	1,075,160
Roper Industries, Inc.	7,024	1,111,899
		2,187,059
Insurance — 4.4%
ACE Ltd.	9,219	1,007,637
Aflac, Inc.	16,221	968,880
Hanover Insurance Group, Inc. (The)	14,510	971,300
HCI Group, Inc.	22,356	1,136,579
		4,084,396

10

	Shares	Value
Internet and Catalog Retail — 1.2%
Amazon.com, Inc.(1)	2,333	$712,638
Orbitz Worldwide, Inc.(1)	50,436	417,106
		1,129,744
Internet Software and Services — 3.3%
Baidu, Inc. ADR(1)	1,538	367,228
Equinix, Inc.	4,748	991,857
Facebook, Inc., Class A(1)	12,098	907,229
Google, Inc., Class A(1)	1,362	773,439
		3,039,753
IT Services — 2.8%
International Business Machines Corp.	5,659	930,339
MAXIMUS, Inc.	20,808	1,008,356
NeuStar, Inc., Class A(1)	26,031	687,479
		2,626,174
Life Sciences Tools and Services — 3.6%
Bio-Techne Corp.	8,444	768,826
Charles River Laboratories International, Inc.(1)	17,262	1,090,268
PAREXEL International Corp.(1)	14,747	800,910
PerkinElmer, Inc.	15,976	693,678
		3,353,682
Machinery — 1.0%
Caterpillar, Inc.	9,177	930,640
Media — 2.3%
Comcast Corp., Class A	17,222	953,238
Time Warner Cable, Inc.	7,921	1,166,050
		2,119,288
Metals and Mining — 0.6%
Freeport-McMoRan, Inc.	11,788	335,958
Vale SA ADR	20,893	210,810
		546,768
Multi-Utilities — 0.8%
Dominion Resources, Inc.	10,949	780,664
Multiline Retail — 0.7%
Macy's, Inc.	11,167	645,676
Oil, Gas and Consumable Fuels — 7.2%
Anadarko Petroleum Corp.	10,080	925,142
Chesapeake Energy Corp.	20,327	450,853
Chevron Corp.	6,733	807,623
Exxon Mobil Corp.	18,085	1,749,000
Kinder Morgan, Inc.	20,514	793,892
Marathon Oil Corp.	24,482	866,663
Occidental Petroleum Corp.	9,356	832,029
Phillips 66	4,505	353,643
		6,778,845
Paper and Forest Products — 0.7%
International Paper Co.	12,041	609,515
Pharmaceuticals — 3.4%
Eli Lilly & Co.	17,888	1,186,511
Hospira, Inc.(1)	20,185	1,083,934

11

	Shares	Value
Merck & Co., Inc.	15,606	$904,212
		3,174,657
Professional Services — 1.1%
IHS, Inc., Class A(1)	7,594	995,042
Real Estate Investment Trusts (REITs) — 1.6%
Columbia Property Trust, Inc.	18,634	470,136
Simon Property Group, Inc.	5,691	1,019,884
		1,490,020
Real Estate Management and Development — 1.1%
Jones Lang LaSalle, Inc.	7,777	1,051,528
Road and Rail — 1.0%
Union Pacific Corp.	7,992	930,668
Semiconductors and Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.(1)	33,068	654,085
Canadian Solar, Inc.(1)	7,061	225,246
Intel Corp.	37,131	1,262,825
Skyworks Solutions, Inc.	7,749	451,302
		2,593,458
Software — 4.3%
Electronic Arts, Inc.(1)	13,584	556,537
Microsoft Corp.	34,826	1,635,081
Oracle Corp.	24,202	945,088
VMware, Inc., Class A(1)	10,706	894,700
		4,031,406
Specialty Retail — 3.3%
Gap, Inc. (The)	24,777	938,801
Penske Automotive Group, Inc.	21,463	970,986
Select Comfort Corp.(1)	17,393	446,826
Ulta Salon Cosmetics & Fragrance, Inc.(1)	6,315	762,915
		3,119,528
Technology Hardware, Storage and Peripherals — 3.3%
SanDisk Corp.	11,678	1,099,367
Seagate Technology plc	12,020	755,217
Western Digital Corp.	12,903	1,269,268
		3,123,852
Textiles, Apparel and Luxury Goods — 1.5%
Michael Kors Holdings Ltd.(1)	8,124	638,465
PVH Corp.	7,024	803,195
		1,441,660
Thrifts and Mortgage Finance — 2.0%
Capitol Federal Financial, Inc.	72,796	932,517
TFS Financial Corp.	61,391	917,181
		1,849,698
Tobacco — 1.1%
Philip Morris International, Inc.	11,260	1,002,253
Wireless Telecommunication Services — 0.9%
SK Telecom Co. Ltd. ADR	30,181	838,730
TOTAL COMMON STOCKS (Cost $81,549,137)		92,808,207

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $188,412), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $184,747)		$184,746
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $75,380), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $73,898)		73,898
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $150,905), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $147,797)		147,797
SSgA U.S. Government Money Market Fund, Class N	406,533	406,533
TOTAL TEMPORARY CASH INVESTMENTS (Cost $812,974)		812,974
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $82,362,111)		93,621,181
OTHER ASSETS AND LIABILITIES†		(27,765)
TOTAL NET ASSETS — 100.0%		$93,593,416

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	878,069	JPY	94,856,426	Credit Suisse AG	11/28/14	$33,441
USD	20,127	JPY	2,191,110	Credit Suisse AG	11/28/14	617
						$34,058

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $82,362,111)	$93,621,181
Receivable for capital shares sold	7,750
Unrealized appreciation on forward foreign currency exchange contracts	34,058
Dividends and interest receivable	135,516
93,798,505

Liabilities
Payable for capital shares redeemed	109,589
Accrued management fees	95,500
205,089

Net Assets	$93,593,416

Net Assets Consist of:
Capital (par value and paid-in surplus)	$83,821,678
Undistributed net investment income	296,859
Accumulated net realized loss	(1,818,249)
Net unrealized appreciation	11,293,128
$93,593,416

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$91,092,757	8,977,043	$10.15
Institutional Class, $0.01 Par Value	$2,500,659	241,395	$10.36

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $16,629)	$1,700,084
Interest	149
1,700,233

Expenses:
Management fees	1,152,675
Directors' fees and expenses	1,392
Other expenses	188
1,154,255

Net investment income (loss)	545,978

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,501,377
Foreign currency transactions	(114)
11,501,263

Change in net unrealized appreciation (depreciation) on:
Investments	(872,649)
Translation of assets and liabilities in foreign currencies	34,058
(838,591)

Net realized and unrealized gain (loss)	10,662,672

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,208,650

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$545,978	$610,705
Net realized gain (loss)	11,501,263	11,933,220
Change in net unrealized appreciation (depreciation)	(838,591)	9,993,980
Net increase (decrease) in net assets resulting from operations	11,208,650	22,537,905

Distributions to Shareholders
From net investment income:
Investor Class	(933,951)	(1,340,681)
Institutional Class	(1,513)	(3,138)
Decrease in net assets from distributions	(935,464)	(1,343,819)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,259,520)	(5,094,889)

Redemption Fees
Increase in net assets from redemption fees	6,720	4,298

Net increase (decrease) in net assets	5,020,386	16,103,495

Net Assets
Beginning of period	88,573,030	72,469,535
End of period	$93,593,416	$88,573,030

Undistributed net investment income	$296,859	$586,671

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

17

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

18

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The annual management fee schedule ranges from 0.800% to 1.050% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2014 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $168,745,455 and $173,865,917, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	719,155	$6,834,412	959,126	$7,928,759
Issued in reinvestment of distributions	99,908	912,160	189,568	1,313,705
Redeemed	(1,558,477)	(15,012,894)	(1,916,842)	(14,445,066)
	(739,414)	(7,266,322)	(768,148)	(5,202,602)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	251,800	2,432,360	22,611	188,877
Issued in reinvestment of distributions	163	1,513	444	3,138
Redeemed	(44,714)	(427,071)	(11,454)	(84,302)
	207,249	2,006,802	11,601	107,713
Net increase (decrease)	(532,165)	$(5,259,520)	(756,547)	$(5,094,889)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$92,808,207	—	—
Temporary Cash Investments	406,533	$406,441	—
	$93,214,740	$406,441	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$34,058	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund began investing in forward foreign currency exchange contracts in October 2014. The fund's U.S. dollar exposure to foreign currency risk derivative instruments at period end was $898,196.

The value of foreign currency risk derivative instruments as of October 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $34,058 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $34,058 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$935,464	$1,343,819
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$82,272,605
Gross tax appreciation of investments	$12,584,843
Gross tax depreciation of investments	(1,236,267)
Net tax appreciation (depreciation) of investments	$11,348,576
Undistributed ordinary income	$330,917
Accumulated short-term capital losses	$(1,907,755)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, return of capital dividends received and the timing and recognition of partnership income.

21

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.08	0.06	1.11	1.17	(0.10)	$10.15	12.96%	1.25%	0.59%	184%	$91,093
2013	$6.90	0.06	2.25	2.31	(0.13)	$9.08	34.11%	1.25%	0.80%	158%	$88,256
2012	$6.25	0.09	0.65	0.74	(0.09)	$6.90	12.03%	1.26%	1.35%	257%	$72,311
2011	$5.68	0.05	0.53	0.58	(0.01)	$6.25	10.16%	1.25%	0.82%	280%	$72,851
2010	$4.71	—(3)	0.97	0.97	—(3)	$5.68	20.66%	1.26%	(0.06)%	260%	$78,441
Institutional Class
2014	$9.27	0.09	1.11	1.20	(0.11)	$10.36	13.13%	1.05%	0.79%	184%	$2,501
2013	$7.03	0.07	2.31	2.38	(0.14)	$9.27	34.41%	1.05%	1.00%	158%	$317
2012	$6.37	0.10	0.66	0.76	(0.10)	$7.03	12.18%	1.06%	1.55%	257%	$158
2011	$5.78	0.06	0.55	0.61	(0.02)	$6.37	10.55%	1.05%	1.02%	280%	$169
2010	$4.79	0.01	0.99	1.00	(0.01)	$5.78	20.97%	1.06%	0.14%	260%	$2,981

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

24

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and ten-year periods and below its benchmark for the five-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

29

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

30

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $935,464, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84005 1412

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $360,409
FY 2014:    $299,650

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $101,621
FY 2014:    $ 91,808

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 7, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 7, 2015